                                                                 EXHIBIT 10.15AC


================================================================================


               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                                by and between

                          ACR GROUP, INC. as Borrower

                                      and

                        BANK OF AMERICA, N.A. as Lender

                      Dated effective as of May 25, 2000

                        Dallas2 685321 v 2, 46715.01144


================================================================================

                        TABLE OF CONTENTS
                        -----------------

ARTICLE 1 -  DEFINITIONS .........................................................     1
     Section 1.1   Definitions....................................................     1
                   -----------
     Section 1.2   Other Referential Provisions...................................    31
                   ----------------------------
     Section 1.3   Exhibits and Schedules.........................................    32
                   ----------------------

ARTICLE 2 -  REVOLVING CREDIT FACILITY ...........................................    32
     Section 2.1   Revolving Credit Loans. .......................................    32
                   ----------------------
     Section 2.2   Manner of Borrowing Revolving Credit Loans.....................    32
                   ------------------------------------------
     Section 2.3   Repayment of Revolving Credit Loans............................    33
                   -----------------------------------
     Section 2.4   Revolving Credit Note..........................................    34
                   ---------------------
     Section 2.5   Letters of Credit..............................................    34
                   -----------------
     Section 2.6   Bank Products..................................................    38
                   -------------
     Section 2.7   Borrowing Base.................................................    38
                   --------------

ARTICLE 2A - EQUIPMENT TERM LOAN FACILITY ........................................    39
     Section 2A.1  Equipment Term Loan Facility...................................    39
                   ----------------------------
     Section 2A.2  Repayment of Equipment Term Loan...............................    39
                   --------------------------------
     Section 2A.3  Equipment Term Note............................................    39
                   -------------------
ARTICLE 2B - REAL ESTATE TERM LOAN FACILITY ......................................    39
     Section 2B.1  Real Estate Term Loans.........................................    39
                   ----------------------
     Section 2B.2  Repayment of Real Estate Term Loans............................    40
                   -----------------------------------
     Section 2B.3  Real Estate Term Loan Notes....................................    40
                   ---------------------------
     Section 2B.4  Manner of Borrowing Real Estate Term Loan B and Real Estate Term
                   ----------------------------------------------------------------
          Loan C..................................................................    41
          ------
          Section 2B.5 Disbursement...............................................    41
                       ------------

ARTICLE 2C - CAPEX LOANS FACILITY ................................................    42
     Section 2C.1  Capex Loan.....................................................    42
                   ----------
     Section 2C.2  Repayment of Capex Loan........................................    42
                   -----------------------
     Section 2C.3  Capex Note.....................................................    42
                   ----------
     Section 2C.4  Manner of Borrowing Capex Loan.................................    42
                   ------------------------------
     Section 2C.5  Disbursement...................................................    43
                   ------------

ARTICLE 2D - ACQUISITION LOAN FACILITY ...........................................    43
     Section 2D.1  Acquisition Loans..............................................    43
                   -----------------
     Section 2D.2  Repayment of Acquisition Loans.................................    43
                   ------------------------------
     Section 2D.3  Acquisition Loan Notes.........................................    43
                   ----------------------
     Section 2D.4  Manner of Borrowing............................................    44
                   -------------------
     Section 2C.5  Disbursement...................................................    44
                   ------------

ARTICLE 3A - INTEREST AND FEES ...................................................    44
     Section 3A.1  Interest.......................................................    44
                   --------

     Section 3A.2  Conversion and Continuation Elections..........................    46
                   -------------------------------------
     Section 3A.3  Maximum Interest Rate..........................................    47
                   ---------------------
     Section 3A.4  Fees...........................................................    48
                   ----
     Section 3A.5  Interest Limitation............................................    48
                   -------------------

ARTICLE 3B - GENERAL LOAN PROVISIONS .............................................    49
     Section 3B.1  Manner of Payment..............................................    50
                   -----------------
     Section 3B.2  Statements of Account..........................................    50
                   ---------------------
     Section 3B.3  Termination of Agreement.......................................    50
                   ------------------------
     Section 3B.4  Extension of Facility..........................................    50
                   --------------------
     Section 3B.5  Application of Prepayments.....................................    51
                   -------------------------
     Section 3B.6  Taxes, Yield Protection and Illegality.........................    51
                   -------------------------------------

ARTICLE 4 - CONDITIONS PRECEDENT .................................................    54
     Section 4.1   General Conditions.............................................    54
                   ------------------
     Section 4.2   Capex Loans....................................................    56
                   -----------
     Section 4.4   Acquisition Loans..............................................    57
                   -----------------
     Section 4.5   All Loans......................................................    58
                   ---------

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF BORROWER ...........................    59
     Section 5.1   Representations and Warranties.................................    59
                   ------------------------------
     Section 5.2   Survival of Representations and Warranties, Etc................    65
                   -----------------------------------------------

ARTICLE 6 - SECURITY INTEREST ....................................................    66
     Section 6.1   Security Interest..............................................    66
                   -----------------
     Section 6.2   Continued Priority of Security Interest........................    66
                   ---------------------------------------
ARTICLE 7 - COLLATERAL COVENANTS .................................................    67
     Section 7.1   Collection of Receivables......................................    67
                   -------------------------
     Section 7.2   Verification and Notification..................................    69
                   ----------------------------
     Section 7.3   Disputes, Returns and Adjustments..............................    69
                   ---------------------------------
     Section 7.4   Invoices.......................................................    69
                   --------
     Section 7.5   Delivery of Instruments........................................    69
                   -----------------------
     Section 7.6   Inventory......................................................    70
                   ---------
     Section 7.7   Returned Goods.................................................    70
                   --------------
     Section 7.8   Ownership and Defense of Title.................................    70
                   ------------------------------
     Section 7.9   Insurance......................................................    71
                   ---------
     Section 7.10  Location of Offices and Collateral.............................    72
                   ----------------------------------
     Section 7.11  Records Relating to Collateral.................................    72
                   ------------------------------
     Section 7.12  Inspection.....................................................    73
                   ----------
     Section 7.13  Information and Reports........................................    74
                   -----------------------
     Section 7.14  Power of Attorney..............................................    76
                   -----------------
     Section 7.15  Preservation of Lender's Rights................................    76
                   -------------------------------
     Section 7.16  Maintenance of Equipment.......................................    76
                   ------------------------

ARTICLE 8 - AFFIRMATIVE COVENANTS ................................................    76
     Section 8.1   Preservation of Corporate Existence and Similar Matters........    76
                   -------------------------------------------------------
     Section 8.2   Compliance with Applicable Law.................................    76
                   ------------------------------
     Section 8.3   Conduct of Business............................................    77
                   -------------------
     Section 8.4   Payment of Taxes and Claims....................................    77
                   ---------------------------
     Section 8.5   Accounting Methods and Financial Records.......................    77
                   ----------------------------------------
     Section 8.6   Use of Proceeds................................................    77
                   ---------------
     Section 8.7   Hazardous Waste and Substances; Environmental Requirements.....    78
                   ----------------------------------------------------------
     Section 8.8   Accuracy of Information........................................    79
                   -----------------------
     Section 8.9   Revisions or Updates to Schedules..............................    79
                   ---------------------------------
     Section 8.10  Additional Subsidiaries and Pledge of Assets...................    79
                   --------------------------------------------
     Section 8.11  Additional Real Estate and Leases..............................    79
                   ---------------------------------
     Section 8.12  Intercreditor Agreements.......................................    80
                   ------------------------

ARTICLE 9 - INFORMATION ..........................................................    80
     Section 9.1   Financial Statements...........................................    80
                   --------------------
     Section 9.2   Officer's Certificate..........................................    81
                   ---------------------
     Section 9.3   Copies of Other Reports........................................    81
                   -----------------------
     Section 9.4   Notice of Litigation and Other Matters.........................    81
                   --------------------------------------
     Section 9.5   ERISA..........................................................    83
                   -----

ARTICLE 10 - NEGATIVE COVENANTS ..................................................    83
     Section 10.1  Financial Ratios...............................................    83
                   ----------------
     Section 10.2  Indebtedness...................................................    84
                   ------------
     Section 10.3  Guaranties.....................................................    84
                   ----------
     Section 10.4  Investments; Acquisitions......................................    84
                   -------------------------
     Section 10.5  Capital Expenditures...........................................    84
                   --------------------
     Section 10.6  Restricted Distributions and Payments, Etc.....................    84
                   ------------------------------------------
     Section 10.7  Merger, Consolidation, Dissolution, and Sale of Assets.........    85
                   ------------------------------------------------------
     Section 10.8  Transactions with Affiliates...................................    85
                   ----------------------------
     Section 10.9  Liens..........................................................    85
                   ----
     Section 10.10 Operating Leases...............................................    85
                   ----------------
     Section 10.11 Benefit Plans..................................................    85
                   -------------
     Section 10.12 Sales and Leasebacks...........................................    85
                   --------------------
     Section 10.13 Amendments of Other Agreements.................................    86
                   ------------------------------
     Section 10.14 Minimum Availability...........................................    86
                   --------------------
     Section 10.15 Change in Business.............................................    86
                   ------------------

ARTICLE 11 - DEFAULT .............................................................    86
     Section 11.1  Events of Default..............................................    86
                   -----------------
     Section 11.2  Remedies........................................................    89
                   --------
     Section 11.3  Application of Proceeds.........................................    92
                   -----------------------
     Section 11.4  Power of Attorney...............................................    92
                   -----------------
     Section 11.5  Miscellaneous Provisions Concerning Remedies....................    93
                   --------------------------------------------

ARTICLE 12 - MISCELLANEOUS........................................................    94
     Section 12.1 Notices.........................................................    94
                  -------
     Section 12.2 Expenses........................................................    95
                  --------
     Section 12.3 Stamp and Other Taxes...........................................    96
                  ---------------------
     Section 12.4 Setoff..........................................................    96
                  ------
     Section 12.5 Litigation......................................................    97
                  ----------
     Section 12.6 Continuing Rights of Lender in respect of Secured Obligations;
                  --------------------------------------------------------------
          Reversal of Payments....................................................    97
          --------------------
     Section 12.7 Injunctive Relief...............................................    97
                  -----------------
     Section 12.8 Accounting Matters..............................................    98
                  ------------------
     Section 12.9 Assignment; Participation.......................................    98
                  -------------------------
     Section 12.10 Amendments.....................................................    98
                   ----------
     Section 12.11 Performance of Borrower's Duties...............................    98
                   --------------------------------
     Section 12.12 INDEMNIFICATION................................................    98
     Section 12.13 All Powers Coupled with Interest...............................    99
                   --------------------------------
     Section 12.14 Survival.......................................................    99
                   --------
     Section 12.15 Severability of Provisions.....................................    99
                   --------------------------
     Section 12.16 Governing Law..................................................    99
                   -------------
     Section 12.17 Acceptance and Performance.....................................    99
                   --------------------------
     Section 12.18 Counterparts...................................................    99
                   ------------
     Section 12.19 Reproduction of Documents......................................   100
                   -------------------------
     Section 12.20 Funds Transfer Services........................................   100
                   -----------------------
     Section 12.21 Amendment and Restatement......................................   101
                   -------------------------
     Section 12.22 No Oral Agreements.............................................   101
                   ------------------

                             EXHIBITS
                             --------

Exhibit              A Form of Acquisition Loan Note A
Exhibit              B Form of Acquisition Loan Note B
Exhibit              C Form of Additional Subsidiaries Supplement
Exhibit              D Form of Borrowing Base Certificate
Exhibit              E Form of Capex Note
Exhibit              F Form of Equipment Term Note
Exhibit              G Form of Real Estate Term Note B
Exhibit              H Form of Real Estate Term Note C
Exhibit              I Form of Revolving Credit Note
Exhibit              J Form of Notice of Conversion/Continuation
Exhibit              K Wire Transfer Procedures

                            SCHEDULES

Schedule 5.1(a)      Foreign Qualifications
Schedule 5.1(b)      Subsidiaries of Borrower
Schedule 5.1(e)      Business of Borrower
Schedule 5.1(f)      Compliance with Laws;Governmental Approvals
Schedule 5.1(g)      Exceptions to Title
Schedule 5.1(h)      Real Estate Owned and Leased
Schedule 5.1(i)      Lien Exceptions
Schedule 5.1(j)      Indebtedness for Money Borrowed
Schedule 10.3        Guaranties Schedule 5.1(k) Litigation
Schedule 5.1(l)      Tax Return Exceptions
Schedule 5.1(p)      ERISA Matters
Schedule 5.1(u)      Chief Executive Office; Location of Books and Records
Schedule 5.1(v)      Inventory
Schedule 5.1(w)      Fictitious, Assumed Names
Schedule 5.1(z)      Employee Relations
Schedule 5.1(aa)     Intellectual Property
Schedule 7.6         Consignment Inventory

               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Amended and Restated Loan and Security Agreement is executed by and between ACR Group, Inc, a Texas corporation ("Borrower"), and BANK OF AMERICA,,
                                              --------
N.A., a national banking association and successor in interest by merger to NationsBank, N.A., successor to NationsBank of Texas, N.A. ("Lender"), effective
                                                             -----
as of May 25, 2000 (the "Agreement Date"), as follows:
                         --------------

                            ARTICLE 1 - DEFINITIONS

     Section 1.1 Definitions. For the purposes of this Agreement:
                 -----------
     "Account Debtor" means a Person who is obligated on a Receivable.
      --------------
     "Acquire" or "Acquisition", as applied to any Business Unit or Investment,
      -------      -----------
means the acquisition of such Business Unit or Investment by purchase, exchange, issuance of stock or other securities, or by merger, reorganization or any other method.

     "Acquired Subsidiary" means a Person that becomes a Wholly-Owned Subsidiary
      -------------------
of Borrower as a result of an Acquisition.

     "Acquisition Loan" means a Loan made to Borrower by Lender pursuant to
      ----------------
Section 2D.1, in each case consisting of a Tranche A Acquisition Loan and a
------------
Tranche B Acquisition Loan, and "Acquisition Loans" mean all of such Loans.

     "Acquisition Loan Amount" means, with respect to any Acquisition financed
      -----------------------
in whole or in part with proceeds of an Acquisition Loan, an amount, determined as of the Funding Date of such Acquisition Loan, equal to (A) an amount, designated by Borrower up to but not exceeding 100% of the Cash Purchase Consideration payable by Borrower in consideration of such Acquisition less
(B) the aggregate amount includable in the Borrowing Base in respect of Eligible Receivables and Eligible Inventory which are acquired, or are to be acquired, by Borrower pursuant to, or which are owned by a Person that becomes an Acquired Subsidiary as a result of, such Acquisition.

     "Acquisition Loan Note A" means a promissory note made by Borrower payable
      -----------------------
to the order of Lender evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of the Tranche A Acquisition Loans, substantially in the form of Exhibit A, with all of the blanks properly completed, either as originally executed or as such promissory note may be renewed, extended, modified, amended, supplemented, or restated from time to time.

     "Acquisition Loan Note B" means a promissory note made by Borrower payable
      -----------------------
to the order of Lender evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of the Tranche B Acquisition Loans, substantially in the form of Exhibit B, with all of the blanks properly completed, either as originally executed or as such promissory note may be renewed, extended, modified, amended, supplemented, or restated from time to time.

     "Additional Subsidiaries Supplement" means an Additional Subsidiaries
      ----------------------------------
Supplement required by Section 8.10, substantially in the form of Exhibit C, or otherwise in form and substance satisfactory to Lender.

     "Adjusted Net Income" means, as applied to any Person, the Net Income or
      -------------------
Net Loss of such Person for the period in question after deducting any federal income taxes paid in cash by such Person during the period in question.

     "Affiliate" means, with respect to a Person, (a) any officer, director,
      ---------
employee or managing agent of such Person, (b) any spouse, parents, brothers, sisters, children and grandchildren of such Person, (c) any association, partnership, trust, entity or enterprise in which such Person is a director, officer or general partner, (d) any other Person that, (i) directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 10 % or more of any class of voting stock or partnership or other interest of such Person or any Subsidiary of such Person, or (iii) 10% or more of the voting stock or partnership or other interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other interests, by contract or otherwise.

     "Agency Account" means an account of Borrower or a Subsidiary of Borrower
      --------------
maintained by it with a Clearing Bank pursuant to an Agency Account Agreement.

     "Agency Account Agreement" means an agreement among Borrower or a
      ------------------------
Subsidiary of Borrower, Lender and a Clearing Bank which designates an Agency Account for the deposit of checks and items constituting proceeds of Receivables, and establishes the terms for transferring balances therein to Lender for deposit to the Teller Account.

     "Agreement" means this Agreement, including the Exhibits and Schedules
      ---------
hereto, and all amendments, modifications and supplements hereto and thereto and restatements hereof and thereof.

     "Agreement Date" means the date as of which this Agreement is dated.
      --------------

     "Anniversary Date" means each anniversary of the Agreement Date.
      ----------------

     "Applicable Margin" means:
      -----------------

          (a) with respect to Base Rate Revolving Credit Loans, 0.00%;

          (b) with respect to Base Rate Term Loans, 0.00 %;

          (c) with respect to Base Rate Capex Loans, 0.25 %;

          (d) with respect to Base Rate Tranche A Acquisition Loans, 0.50%;

          (e) with respect to Base Rate Tranche B Acquisition Loans, 1.00%;

          (f) with respect to LIBOR Rate Revolving Credit Loans, 2.25 %;

          (g) with respect to LIBOR Rate Term Loans, 2.50 %;

          (h) with respect to LIBOR Rate Capex Loans, 2.75%;

          (i) with respect to LIBOR Rate Tranche A Acquisition Loans, 2.75%;

          (j) with respect to LIBOR Rate Tranche B Acquisition Loans, 3.00%;

in each case subject to adjustment from time to time thereafter to the applicable percentage specified corresponding to the Leverage Ratio, as set forth below, respectively:


======================================================================================================
                                               BASE RATE LOANS
=======================================================================================================
Leverage Ratio          Base Rate          Base Rate       Base Rate      Base Rate         Base Rate
                     Revolving Credit        Term           Capex         Tranche A         Tranche B
                         Loans               Loans          Loans        Acquisition       Acquisition
                                                                            Loans              Loans
=======================================================================================================
Greater than             0.25%               0.25%           0.25%           0.50%             1.00%
or equal
to 4.25 to 1.0
-------------------------------------------------------------------------------------------------------
Less than 4.25 to        0.00%               0.25%           0.25%           0.50%             1.00%
1.0 but greater
than or equal to
3.5 to 1.0
-------------------------------------------------------------------------------------------------------
Less than 3.5 to 1.0     0.00%               0.00%           0.25%           0.50%             1.00%
but greater than or
equal to 2.75 to 1.0
-------------------------------------------------------------------------------------------------------
Less than 2.75 to 1.0    0.00%               0.00%           0.25%           0.50%             1.00%
but greater than or
equal to 2.00 to 1.0
-------------------------------------------------------------------------------------------------------
Less than 2.0 to 1.0     0.00%               0.00%           0.25%           0.50%             1.00%
=======================================================================================================

=======================================================================================================
                                                LIBOR RATE LOANS
=======================================================================================================
 Leverage Ratio          LIBOR Rate           LIBOR           LIBOR        LIBOR Rate       LIBOR Rate
                      Revolving Credit      Rate Term          Rate         Tranche A       Tranche B
                          Loans               Loans           Capex        Acquisition     Acquisition
                                                              Loans           Loans           Loans
=======================================================================================================
Greater than or equal
to 4.25 to 1.00          2.75%               3.00%           2.75%           2.75%             3.00%
-------------------------------------------------------------------------------------------------------
Less than 4.25 to 1.0    2.50%               2.75%           2.75%           2.75%             3.00%
but greater than or
equal to 3.5 to 1.0
-------------------------------------------------------------------------------------------------------


=======================================================================================================
                                            LIBOR RATE LOANS
=======================================================================================================
                       LIBOR Rate           LIBOR           LIBOR        LIBOR Rate         LIBOR Rate
Leverage Ratio      Revolving Credit      Rate Term         Rate          Tranche A          Tranche B
                         Loans              Loans           Capex        Acquisition        Acquisition
                                                            Loans           Loans              Loans
=======================================================================================================
Less than 3.5 to 1.0     2.25%               2.50%           2.75%           2.75%             3.00%
but greater than or
equal to 2.75 to 1.0
-------------------------------------------------------------------------------------------------------
Less than 2.75 to 1.0    2.00%               2.25%           2.75%           2.75%             3.00%
but greater than or
equal to 2.00 to 1.0
-------------------------------------------------------------------------------------------------------
Less than 2.0 to 1.0     1.75%               2.00%           2.75%           2.75%             3.00%
=======================================================================================================

For the purpose of determining any such adjustments to the Applicable Margin, the Leverage Ratio shall be determined based upon Borrower's consolidated financial statements for its respective fiscal quarter periods, beginning with the fiscal quarter ending February 29, 2000, delivered to Lender as required by
Section 9.1(b), and any such adjustment, if any, shall become effective as of the date, on or after the first day of the calendar month following the month in which such financial statements are delivered to Lender, when any Base Rate Loan is made, or any LIBOR Rate Loan is continued or converted, as the case may be.

     "Availability" means as of the date of determination, the amount of
      ------------
Revolving Credit Loans available to be borrowed by Borrower hereunder in accordance with Section 2.1 less the sum of the outstanding principal balance of all Revolving Credit Loans hereunder and the Letter of Credit Reserve as of such date.

     "Bank Products" means any one or more of the following types of services or
      -------------
facilities extended to Borrower or any Guarantor by Bank or any Affiliate of Bank in reliance on Bank's agreement to indemnify such Affiliate: (a) credit cards; (b) ACH Transactions; and (c) Hedge Agreements.

     "Bank Products Reserve" means all reserves which Lender from time to time
      ---------------------
establishes in its sole discretion for the Bank Products then provided or outstanding.

     "Base Rate" means, for any day, the rate of interest in effect for such day
      ---------
as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a prime point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Base Rate Tranche A Acquisition Loan" means any portion of an Acquisition
      ------------------------------------
Loan Tranche A during any period in which it bears interest based upon the Base Rate.

     "Base Rate Tranche B Acquisition Loan" means any portion of an Acquisition
      ------------------------------------
Loan Tranche B during any period in which it bears interest based upon the Base Rate.

     "Base Rate Capex Loan" means any portion of the Capex Loan during any
      --------------------
period in which it bears interest based upon the Base Rate.

     "Base Rate Revolving Credit Loan " means any portion of the Revolving
      -------------------------------
Credit Loan during any period in which it bears interest based upon the Base
Rate.

     "Base Rate Term Loan" means any portion of the Equipment Term Loan or Real
      -------------------
Estate Term Loan, respectively, during any period in which it bears interest based upon the Base Rate.

     "Benefit Plan" means an employee benefit plan as defined in Section 3(35)
      ------------
of ERISA (other than a Multiemployer Plan) in respect of which a Person or any Related Company is, or within the immediately preceding 6 years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

     "Blocked Collection Account" means a demand deposit account maintained by
      --------------------------
Borrower or a Subsidiary of Borrower with Lender and established for the purpose of depositing checks and other items received in a Lockbox and otherwise and constituting proceeds of Receivables, access to which (other than for purposes of deposit) is blocked to Borrower and over which Lender has the sole right of control and access for purposes of withdrawal, transfer and debit.

     "Borrower" means ACR Group, Inc., a Texas corporation, and its successors
      --------
and assigns.

     "Borrowing" means a borrowing hereunder consisting of a Revolving Credit
      ---------
Loan, Term Loan, Capex Loan or Acquisition Loan, as the case may be, made on the same day by Lender to Borrower.

     "Borrowing Base" means at any time an amount equal to the sum of:
      --------------

          (a) 85% (or such lesser percentage as Lender may in its sole good faith discretion determine from time to time) of the face value of Eligible Receivables due and owing at such time, plus

          (b) the lesser of

              (i) 50% at any time during the period May 1 through November 30 of any calendar year or 65% at any time during the period December 1 of any calendar year and April 30 of the following calendar year (or, in either such case, such lesser percentage as Lender may in its sole good faith discretion determine from time to time) of the lesser of cost and fair market value of Eligible Inventory at such time, and

              (ii) $12,500,000, minus
                                -----

          (c) the Letter of Credit Reserve, the Environmental Compliance Reserve, the Bank Products Reserve, in each case if any, and such other reserves as Lender may determine from time to time in the good faith exercise of its reasonable credit judgment.

     "Borrowing Base Certificate" means a certificate in the form of Exhibit D
      --------------------------                                     ---------
attached hereto.

     "Business Day" means (a) any day that is not a Saturday, Sunday, or a day
      ------------
on which banks in Dallas, Texas or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

     "Business Unit" means the assets constituting the business, or a division
      -------------
or operating unit thereof, of any Person.

     "Capex Loan" means a Loan made to Borrower pursuant to Section 2C.1, and
      ----------
"Capex Loans" means all of such Loans.

     "Capex Loan Amortization Amount" means an amount, determined for each Capex
      ------------------------------
Loan, equal to the original principal amount funded under such Capex Loan divided by sixty (60).

     "Capex Loan Amortization Payment" means an amount, determined as of each
      -------------------------------
Capex Loan Installment Payment Date, equal to the sum of the Capex Loan Amortization Amount for all Capex Loans which have been funded through such date.

     "Capex Loan Availability" means with respect to any Capex Loan, an amount,
      -----------------------
determined as of the time of funding thereof, equal to the sum of eighty percent (80.0%) of the Cost Value of Eligible Purchased Equipment which is to be financed or refinanced with proceeds of such Capex Loan.

     "Capex Loan Installment Payment Date" means each Payment Date commencing on
      -----------------------------------
the first day of the calendar month next following the calendar month in which the initial Capex Loan is funded, and continuing thereafter until the earlier of the Termination Date or the date when all Capex Loans have been irrevocably paid in full.

     "Capex Note" means a promissory note made by Borrower payable to the order
      ----------
of Lender evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of Capex Loans made to Borrower by Lender, substantially in the form of Exhibit E, with all of the blanks properly completed, either as originally executed or as such promissory note may be renewed, extended, modified, amended, supplemented, or restated from time to time.

     "Capital Adequacy Regulation" means any guideline, request, or directive of
      ---------------------------
any central bank or other Governmental Authority, or any other law, rule, or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

     "Capital Expenditures" means, with respect to any Person, all expenditures
      --------------------
made and liabilities incurred for the acquisition of assets (other than assets which constitute a Business Unit) which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

     "Capitalized Lease" means a lease that is required to be capitalized for
      -----------------
financial reporting purposes in accordance with GAAP.

     "Capitalized Lease Obligation" means Indebtedness represented by obligations under a Capitalized Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

     "Cash Purchase Consideration" means, as of any date of determination and
      ---------------------------
with respect to any Acquisition by Borrower or a Subsidiary of Borrower, the purchase price to be paid at the time of Acquisition for the assets being Acquired, or for the Capital Stock issued by the Person being Acquired, as the case may be, including all cash consideration paid (whether classified as purchase price, noncompete payments, consulting payments, or otherwise and without regard to whether such amount is paid at closing or paid over time) and the Dollar value of all other consideration (other than Capital Stock of Borrower) to be transferred at such time by Borrower and/or such Subsidiary in connection with such Acquisition to the seller or sellers, all valued in accordance with the applicable agreement entered into by Borrower in respect of such Acquisition (not including the amount of any Indebtedness incurred, assumed, or acquired by Borrower or such Subsidiary in connection with such Acquisition).

     "Change of Control" means the occurrence of any of the following: (a) the
      -----------------
adoption of a plan relating to the liquidation or dissolution of Borrower or, except as allowed by Section 10.7, any Subsidiary of Borrower, (b) the
                     ------------
acquisition by any Person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of a direct or indirect majority in interest (more than 50%) of the voting power of the voting stock of Borrower by way of merger or consolidation or otherwise, (c) the first day on which a majority of the members of the Management Group of Borrower are not Continuing Directors, (d) except as allowed by Section 10.7, any Subsidiary of
                                               ------------
Borrower shall cease to be a Wholly-Owned Subsidiary of Borrower.

     "Clearing Bank" means any banking institution with which an Agency Account
      -------------
has been established pursuant to an Agency Account Agreement.

     "Code" means the Internal Revenue Code of 1986, as amended from time to
      ----
time.

     "Collateral" means and includes all right, title and interest of Borrower
      ----------
and each Guarantor, respectively, in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

          (a) all Receivables,

          (b) all Inventory,

          (c) all Equipment,

          (d) all Real Estate,

          (e) all Contract Rights,

          (f) all General Intangibles,

          (g) all Deposit Accounts,

          (h) all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,

          (i) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or are acquired for the purpose of securing and enforcing any item thereof,

          (j) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any and all items of Collateral,

          (k) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof,

          (l) all cash deposited with Lender or any Affiliate thereof or which Lender is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Security Documents, and

          (m) any and all products and cash and non-cash proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

     "Contaminant" means any waste, pollutant, hazardous substance, toxic
      -----------
substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

     "Continuing Directors" means, with respect to Borrower, as of any date of
      --------------------
determination, any duly appointed member of the Management Group of Borrower who
(a) was a member of such Management Group on the Agreement Date or (b) was nominated for election or elected to such Management Group with the affirmative vote of a majority of the Management Group who were members of such Management Group at the time of such nomination or election.

     "Contract Rights" means and includes, as to any Person, all of such
      ---------------
Person's then owned or existing and future acquired or arising rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, to the extent that the same may lawfully be assigned.

     "Controlled Disbursement Account" means the account maintained by and in
      -------------------------------
the name of Borrower with Lender for the purpose of disbursing Revolving Credit Loan proceeds and amounts credited thereto pursuant to Section 2.2(b)(i) and
Section 7.1(f).

     "Conversion/Continuation Date" means the effective date of (a) any
      ----------------------------
conversion of LIBOR Rate Loans to Base Rate Loans or of Base Rate Loans to LIBOR Rate Loans or (b) any continuation of LIBOR Rate Loans as LIBOR Rate Loans.

     "Cost Value" means, with respect to any Eligible Purchased Equipment, the
      ----------
actual net purchase price (exclusive of taxes, freight, transportation, installation charges, service charges, maintenance charges or other charges not directly part of the base purchase price) thereof, as evidenced by a purchase contract, purchase order, invoice or other written evidence, satisfactory to Lender, issued by the seller thereof.

     "Credit Support" has the meaning specified in Section 2.5(a).
      --------------

     "Default" means any event or condition which, if not cured, would with the
      -------
passage of time or the giving of notice, or both, constitute an Event of Default.

     "Default Rate" means a fluctuating per annum interest rate at all times
      ------------
equal to the sum of

     (a) the interest rate otherwise applicable under Section 3A.1 plus (b) two percent (2%). Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate.

     "Deposit Accounts" means any demand, time, savings, passbook or like account maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the UCC.

     "Dollar" and "$" means freely transferable United States dollars.
      ------       -

     "EBITDA" means Net Income plus interest expense plus income taxes plus
      ------
depreciation and amortization expense.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as in
      -----
effect from time to time, and any successor statute.

     "Effective Date" means the later of (a) the Agreement Date, and (b) the
      --------------
first date on which all of the conditions set forth in Section 4.1 shall have been fulfilled or waived by Lender.

     "Effective Interest Rate" means the rate of interest per annum on the Loans
      -----------------------
in effect from time to time pursuant to the provisions of Sections 3A.1.

     "Eligible Acquired Equipment" means, with respect to any Permitted
      ---------------------------
Acquisition by Borrower which is to be financed in whole or in part with an Acquisition Loan, Equipment which is acquired or to be acquired by Borrower with proceeds of such Acquisition Loan, or which is owned by a Person that becomes an Acquired Subsidiary as a result of such Acquisition, and is deemed by Lender in the exercise of its sole good faith discretion to be eligible for purposes of determination of the Tranche A Acquisition Loan Amount with respect to such Acquisition Loan. Unless otherwise approved in writing by Lender, no such Equipment shall be deemed to be Eligible Acquired Equipment unless it meets all of the following requirements: (a) such Equipment is owned by Borrower or such Acquired Subsidiary of Borrower, and is subject to the Security Interest which is perfected as to such Equipment and is subject to no other Lien whatsoever other than a Permitted Lien and (b) Borrower has delivered, or caused to be delivered, to Lender such information and documentation, including without limitation all items required by Section 4.4, in each case in form and substance satisfactory to Lender.

     "Eligible Acquired Real Estate" means, with respect to any Permitted
      -----------------------------
Acquisition by Borrower which is to be financed in whole or in part with an Acquisition Loan, real property and improvements which are acquired or to be acquired by Borrower with proceeds of such Acquisition Loan, or which are owned by a Person that becomes an Acquired Subsidiary as a result of such Acquisition, and is deemed by Lender in the exercise of its sole good faith discretion to be eligible for purposes of determination of the Tranche A Acquisition Loan Amount with respect to such Acquisition Loan. Unless otherwise approved in writing by Lender, no such real property or improvements shall be deemed to be Eligible Acquired Real Estate unless it meets all of the following requirements: (a) such real property and improvements are owned by Borrower or such Acquired Subsidiary, and is subject to the Security Interest which is perfected as to such real property and improvements, and is subject to no other Lien whatsoever other than a Permitted Lien and (b) Borrower has delivered, or caused to be delivered, to Lender such information and documentation, including without limitation all items required by Section 4.4, in each case in form and substance satisfactory to Lender.

     "Eligible Inventory" means Inventory of Borrower and its Subsidiaries held
      ------------------
for sale in the ordinary course of the business of Borrower or such Subsidiary (but not including packaging or shipping materials or maintenance supplies) which are deemed by Lender in the exercise of its sole good faith discretion to be eligible for inclusion in the calculation of the Borrowing Base. Unless otherwise approved in writing by Lender, no Inventory shall be deemed to be Eligible Inventory unless it meets all of the following requirements: (a) such Inventory is owned by Borrower or a Wholly-Owned Subsidiary of Borrower, is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than a Permitted Lien; (b) such Inventory consists of raw materials or finished goods and does not consist of work-in-process, supplies (other than finished goods supplies, parts and glue stocked for resale to customers in the ordinary course of business) or consigned goods; (c) such Inventory is in good condition and meets all standards applicable to such goods, their use or sale imposed by any governmental agency, or department or division thereof, having regulatory authority over such matters; (d) such Inventory is currently either usable or saleable, at prices approximating at least the cost thereof, in the normal course of Borrower's or such Subsidiary's business; (e) such Inventory is not obsolete or returned (other than Inventory which is returned in the ordinary course of business and which is in condition which is immediately resalable by Borrower in the ordinary course of business) or repossessed or used goods taken in trade; (f) such Inventory is located within the United States at one of the locations listed in Schedule 5.1(v); and (g) such Inventory is in the possession
                    ---------------
and control of Borrower or a Subsidiary of Borrower and not any third party.

     "Eligible Purchased Equipment" means, with respect to any Capex Loan,
      ----------------------------
Equipment which is listed in the Schedule of Equipment delivered to Lender on the Agreement Date or which is acquired or to be acquired by Borrower or a Subsidiary of Borrower after February 29, 2000 and prior to the date that is 180 days prior to the Termination Date, with proceeds of such Capex Loan, which is subject to the Security Agreement and is deemed by Lender in the exercise of its sole good faith discretion to be eligible for purposes of determination of the Capex Loan Amount with respect to such Capex Loan. Unless otherwise approved in writing by Lender, no such Equipment shall be deemed to be Eligible Purchased Equipment unless it meets all of the following requirements:

     (a) such Equipment is owned by Borrower or a Wholly-Owned Subsidiary of Borrower, and is subject to the Security Interest which is perfected as to such Equipment and is subject to no other Lien whatsoever other than a Permitted Lien and (b) Borrower has delivered, or caused to be delivered, to Lender such information and documentation, including without limitation all items required by Section 4.2)a) each case in form and substance satisfactory to Lender.

     "Eligible Receivable" means the unpaid portion of a Receivable payable in
      -------------------
Dollars to Borrower or a Subsidiary of Borrower net of any returns, discounts, claims, credits, charges or other allowances, offsets, deductions, counterclaims, disputes or other defenses and reduced by the aggregate amount of all reserves, limits and deductions provided for in this definition and elsewhere in this Agreement which is deemed by Lender in the exercise of its sole good faith discretion to be eligible for inclusion in the calculation of the Borrowing Base. Unless otherwise approved in writing by Lender, no Receivable shall be deemed an Eligible Receivable unless it meets all of the following requirements: (a) such Receivable is owned by Borrower or a Wholly-Owned Subsidiary of Borrower and represents a complete bona fide transaction which requires no further act under any circumstances on the part of Borrower or such Subsidiary to make such Receivable payable by the Account Debtor; (b) such Receivable is not unpaid more than 90 days after the date of the original invoice or past due more than 60 days after its due date, which shall not be later than 30 days after the invoice date; (c) such Receivable does not arise out of any transaction with any Subsidiary, Affiliate, creditor, lessor or supplier of Borrower or such Subsidiary; (d) such Receivable is not owing by an Account Debtor more than 40% of whose then-existing accounts owing to Borrower or such Subsidiary do not meet the requirements set forth in clause (b) above;
                                                             ----------
(e) if the Account Debtor with respect thereto is located outside of the United States of America, the goods which gave rise to such Receivable were shipped after receipt by Borrower or such Subsidiary from the Account Debtor of an irrevocable letter of credit that has been confirmed by a financial institution acceptable to Lender and is in form and substance acceptable to Lender, payable in the full face amount of the face value of the Receivable in Dollars at a place of payment located within the United States and has been duly assigned to Lender; (f) such Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any applicable law now or hereafter existing similar in effect thereto, as determined in the sole discretion of Lender, or to any provision prohibiting its assignment or requiring notice of or consent to such assignment; (g) neither Borrower nor such Subsidiary is in breach of any express or implied representation or warranty with respect to the goods the sale of which gave rise to such Receivable; (h) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in Lender's sole judgment, have a Materially Adverse Effect on such Account Debtor; (i) the goods the sale of which gave rise to such Receivable were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis or on the basis of any other similar understanding, and such goods have not been returned or rejected; (j) such Receivable is not owing by an Account Debtor or a group of affiliated Account Debtors whose then-existing accounts owing to Borrower exceed in face amount 25% of Borrower's total Eligible Receivables; (k) such Receivable is evidenced by an invoice or other documentation in form acceptable to Lender containing only terms normally offered by Borrower or such Subsidiary, and dated no earlier than the date of shipment; (l) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present, or contingent (and no facts exist which are the basis for any future), offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor; (m) such Receivable is not evidenced by chattel paper or an instrument of any kind; (n) such Receivable does not arise from the performance of services other than training and educational services to customers, including services under or related to any warranty obligation of Borrower or such Subsidiary or out of service charges by Borrower or such Subsidiary or other fees for the time value of money; and (o) such Receivable is subject to the Security Interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever other than a Permitted Lien and the goods giving rise to such Receivable were not, at the time of the sale thereof, subject to any Lien other than a Permitted Lien.

     "Eligible Term Loan B Real Estate" means the Real Estate and improvements
      --------------------------------
owned by Borrower and comprising Borrower's facility in Katy, Texas.

     "Eligible Term Loan C Real Estate" means the Real Estate and improvements
      --------------------------------
comprising the facilities located in Denver, Colorado, Colorado Springs, Colorado and Albuquerque, New Mexico, to be Acquired by Borrower with proceeds of Real Estate Term Loan C.

     "Environmental Claims" means all claims, however asserted, by any
      --------------------
Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

     "Environmental Compliance Reserve" means any reserve which the Lender,
      --------------------------------
after the Agreement Date, establishes in its good faith discretion from time to time for amounts that are reasonably likely to be expended by Borrower or a Subsidiary of Borrower in order for such Borrower or Subsidiary and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to Lender pursuant to Section 8.7
                   -----------

     "Environmental Laws" means all federal, state, local and foreign laws now
      ------------------
or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder.

     "Environmental Lien" means a Lien in favor of any Governmental Authority
      ------------------
for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

     "Equipment" means and includes, as to any Person, all of such Person's then
      ---------
owned or existing and future acquired or arising machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings, fixtures and other tangible personal property (other than Inventory) of every kind and description used in such Person's business operations or owned by such Person or in which such Person has an interest and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

     "Equipment Term Loan" has the meaning prescribed by Section 2A.1.
      -------------------                                ------------

     "Equipment Term Note" means a promissory note made by Borrower payable to
      -------------------
the order of Lender evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of Equipment Term Loan (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement, or exchange thereof) substantially in the form of Exhibit F, with
                                                               ---------
all of the blanks properly completed, either as originally executed or as such promissory note may be renewed, extended, modified, amended, supplemented, or restated from time to time.

     "Event of Default" means any of the events specified in Section 11.1.
      ----------------                                       ------------

     "Existing Equipment Term Loan" means the "Equipment Loan" as defined by the
      ----------------------------
Prior Loan Agreement.

     "Existing Liens" means all security interests and liens previously granted
      --------------
by Borrower or any Subsidiary of Borrower to or for the benefit of Lender, including without limitation pursuant to the Prior Loan Agreement or the "Existing Borrower Security Agreement" and "Existing Guarantor Subsidiary Agreement" as defined by the Prior Loan Agreement.

     "Extended Term" has the meaning prescribed by Section 3B.4.
      -------------                                ------------

     "Facility Type" means, for any Loan, the designation of whether such Loan
      -------------
is a Revolving Credit Loan, an Equipment Term Loan, a Real Estate Term Loan, a Capex Loan or an Acquisition Loan, as the case may be.

     "Fair Market Value" means, with respect to any Real Estate, the fair market
      -----------------
value thereof as determined by a credentialed appraiser acceptable to Lender, on a fair market valuation basis in a manner acceptable to Lender, in form required by Lender's internal policies and applicable laws and otherwise in form and substance satisfactory to Lender.

     "Financing Statements" means the Uniform Commercial Code financing
      --------------------
statements previously executed and delivered, or to be executed and delivered, by Borrower and each of its Subsidiaries, naming Lender (or a predecessor in interest of Lender) as secured party and Borrower or any such Subsidiary, as applicable, as debtor, as the same may be amended, modified or supplemented from time to time.

     "Fixed Charges" means scheduled principal and interest payments on
      -------------
Indebtedness for Money Borrowed.

     "Free Cash Flow" means EBITDA less Unfunded Capital Expenditures less cash
      --------------
payments made in respect of income tax liabilities due and owing.

     "Funded Debt" means Indebtedness for Money Borrowed.
      -----------

     "Funding Date" means the date on which a Borrowing occurs.
      ------------

     "GAAP" means generally accepted accounting principles consistently applied
      ----
and maintained throughout the period indicated and consistent with the prior financial practice of the Person referred to.

     "General Intangibles" means, as to any Person, all of such Person's then
      -------------------
owned or existing and future acquired or arising general intangibles, choses in action and causes of action and all other intangible personal property of such Person of every kind and nature (other than Receivables), including, without limitation, Intellectual Property, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, reversions or any rights thereto and any other amounts payable to such Person from any Benefit Plan, Multiemployer Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Person is beneficiary (specifically excluding that certain $2 million life insurance policy on Alex Trevino, Jr. pledged to The Catalyst Fund, Ltd.) and any letter of credit, guarantee, claims, security interest or other security held by or granted to such Person to secure payment by an Account Debtor of any of the Receivables.

     "Governmental Approvals" means all authorizations, consents, approvals,
      ----------------------
licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local, foreign national or provincial, and all agencies thereof.

     "Governmental Authority" means any government or political subdivision or
      ----------------------
any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

     "Guarantor" means, individually and collectively, each Person who
      ---------
guarantees the Secured Obligations, including without limitation, each Subsidiary of Borrower.

     "Guaranty", "Guaranteed" or to "Guarantee," as applied to any obligation of
      --------
another Person shall mean and include:

          (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation of such other Person, and

          (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation of such other Person whether by (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation or to assure the owner of such obligation against loss, (iii) the supplying of funds to, or in any other manner investing in, the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

     "Guaranty Agreement" shall mean the guaranty agreements executed by each
      ------------------
Guarantor, in form and substance satisfactory to Lender.

     "Indebtedness" of any Person means, without duplication, (a) Liabilities,
      ------------
(b) all obligations for money borrowed or for the deferred purchase price of property or services or in respect of reimbursement obligations under letters of credit, (c) all obligations represented by bonds, debentures, notes and accepted drafts that represent extensions of credit, (d) Capitalized Lease Obligations,
(e) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person, (f) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person, and
(g) in the case of Borrower (without duplication) the Loans.

     "Indemnified Claims" means any and all claims, demands, actions, causes of
      ------------------
action, judgments, obligations, liabilities, losses, damages and consequential damages, penalties, fines, costs, fees, expenses and disbursements (including without limitation, fees and expenses of attorneys and other professional consultants and experts in connection with investigation or defense) of every kind, known or unknown, existing or hereafter arising, foreseeable or unforeseeable, which may be imposed upon, threatened or asserted against, or incurred or paid by, any Indemnified Person at any time and from time to time, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Collateral or the Loan Documents (including enforcement of Lender's rights thereunder or defense of Lender's actions thereunder), including but not limited to economic loss, property damage, personal injury or death in connection with, or occurring on or in the vicinity of, any Collateral through any cause whatsoever, any act performed or omitted to be performed under any Loan Documents, any breach by Borrower or a Subsidiary of Borrower of any representation, warranty, covenant, agreement or condition contained in any Loan Documents or any Event of Default as defined in this Agreement. "Indemnified Claims" does not include any claims arising from the gross negligence or willful misconduct of Lender.

     "Indemnified Persons" collectively means Lender and its officers,
      -------------------
directors, shareholders, employees, agents, attorneys and representatives, and any Person owned or controlled by, or which owns or controls or is under common control or is otherwise affiliated with, Lender.

     "Initial Term" has the meaning prescribed by Section 3B.4.
      ------------

     "Intellectual Property" means, as to any Person, all of such Person's then
      ---------------------
owned existing and future acquired or arising patents, patent rights, copyrights, works which are the subject of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations and continuations-in-part of any of the foregoing and all rights to sue for past, present and future infringements of any of the foregoing.

     "Interest Period" means, as to any LIBOR Rate Loan, the period commencing
      ---------------
on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, three or six months thereafter as selected by Borrower in its Notice of Borrowing, or Notice of Conversion/Continuation; provided that:
                                                           --------

          (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

          (ii) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

          (iii) no Interest Period in respect of any Equipment Term Loan, Real Estate Term Loan, Capex Loan or Acquisition Loan may extend beyond a scheduled principal Payment Date thereof unless, after giving effect thereto, the aggregate principal amount of such Loan subject to LIBOR Rate Loans having Interest Periods that end after such principal repayment date shall be equal to or less than the aggregate principal amount of such Loan to be outstanding hereunder after such principal Payment Date; and

          (iv) no Interest Period with respect to any Loan shall extend beyond the Stated Termination Date for such Loan.

     "Inventory" means and includes, as to any Person, all of such Person's then
      ---------
owned or existing and future acquired or arising (a) goods intended for sale or lease or for display or demonstration, (b) work in process, (c) raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or otherwise used or consumed in the conduct of business, and (d) documents evidencing and general intangibles relating to any of the foregoing.

     "Investment" means, with respect to any Person: (a) the direct or indirect
      ----------
purchase or acquisition of any beneficial interest in, any share of capital stock of, evidence of Indebtedness of or other security issued by any other Person, (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business not to exceed $20,000.00 and sales of inventory in the ordinary course of business, (c) any Guaranty of the obligations of any other Person, or (d) any commitment or option to take any of the actions described in clauses (a), (b) or (c) above.

     "Letter of Credit Issuer" means Lender or any Affiliate of Lender that
      -----------------------
issues a Letter of Credit. "Lender" means Bank of America, N.A., a national banking association and successor in interest by merger to NationsBank, N.A., successor to NationsBank of Texas, N.A., and its successors and assigns. When used throughout this Agreement, the term "Lender" shall also include Lender's successors and assigns, including specifically any party to whom Lender, or its successors or assigns, may assign its rights and interests under this Agreement.

     "Lender's Office" means the office of Lender specified in or determined in
      ---------------
accordance with the provisions of Section 12.1(c).
                                  ---------------

     "Letter of Credit" has the meaning prescribed by Section 2.5(a).
      ----------------                                --------------

     "Letter of Credit Documents" means each of the documents, agreements and
      --------------------------
other writings required by Lender to be executed and/or delivered in connection with the issuance of a Letter of Credit, including, without limitation, each letter of credit application and reimbursement agreement.

     "Letter of Credit Facility" means, at any time, obligations arising under
      -------------------------
Letters of Credit in an aggregate face amount not to exceed $1,000,000 incurred pursuant to Section 2.5.

     "Letter of Credit Fees" means fees charged in connection with the issuance
      ---------------------
of a Letter of Credit determined in accordance with Section 3A.4(c).

     "Letter of Credit Reserve" means, at any time, 100% of the sum of (i) the
      ------------------------
aggregate undrawn amount of all Letters of Credit outstanding at such time, plus
(ii) the aggregate amount of all drawings under Letters of Credit for which Letter of Credit Issuer has not been reimbursed.

     "Leverage Ratio" means, at any time, the ratio determined on a consolidated
      --------------
basis for Borrower and its Subsidiaries (including any Subsidiary which is Acquired by Borrower in a Permitted Acquisition) of (i) Funded Debt determined as of such time, to (ii) EBITDA determined for the preceding four (4) completed fiscal quarters.

     "Liabilities" means all liabilities of a Person determined in accordance
      -----------
with GAAP and includable on a balance sheet of such Person prepared in accordance with GAAP.

     "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate
      ----------
Loans, the rate of interest per annum determined pursuant to the following formula:

          LIBOR Rate =              Offshore Base Rate
                         ------------------------------------
                         1.00 - Eurodollar Reserve Percentage

          Where,

               "Offshore Base Rate" means the rate per annum appearing on
                ------------------
          Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by the Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

               "Eurodollar Reserve Percentage" means, for any day during any
                -----------------------------
          Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.0%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental, or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

     "LIBOR Rate Tranche A Acquisition Loan" means any portion of a Tranche A
      -------------------------------------
Acquisition Loan during any period in which it bears interest based upon the LIBOR Rate.

     "LIBOR Rate Tranche B Acquisition Loan" means any portion of a Tranche B
      -------------------------------------
Acquisition Loan during any period in which it bears interest based upon the LIBOR Rate.

     "LIBOR Rate Capex Loan" means any portion of the Capex Loan during any
      ---------------------
period in which it bears interest based upon the LIBOR Rate.

     "LIBOR Rate Loan" means any of the LIBOR Rate Revolving Credit Loans, the
      ---------------
LIBOR Rate Term Loans, LIBOR Rate Capex Loans, the LIBOR Rate Tranche A Acquisition Loans and the LIBOR Rate Tranche B Acquisition Loans, and "LIBOR Rate Loans" means all of such Loans.

     "LIBOR Rate Revolving Credit Loan" means any portion of the Revolving
      --------------------------------
Credit Loan during any period in which it bear interest based upon the LIBOR
Rate.

     "LIBOR Rate Term Loan" means any of the Equipment Term Loan or the Real
      --------------------
Estate Term Loan, respectively, during any period in which it bears interest based upon the LIBOR Rate.

     "Lien" as applied to the property of any Person means: (a) any security
      ----
interest, mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person or upon proceeds thereof or upon the income or profits therefrom, (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person, (c) any Indebtedness which is unpaid more than 30 days after the same shall have become due and payable and which if unpaid might by law (including, but not limited to, bankruptcy and insolvency laws) or otherwise be given any priority whatsoever over general unsecured creditors of such Person, and (d) the filing of, or any agreement to give, any financing statement under the UCC or its equivalent in any jurisdiction.

     "Loan Documents" means, collectively, this Agreement, the Notes, the
      --------------
Security Documents and each other instrument, agreement and document executed and delivered by Borrower and its Subsidiaries in connection with this Agreement and each other instrument, agreement or document referred to herein or contemplated hereby, and any and all renewals, extensions, amendments, modifications or replacements thereof.

     "Loan" means any loan made by Lender to Borrower or maintained by Lender
      ----
for Borrower pursuant to this Agreement, including any Revolving Credit Loan, Term Loan, Capex Loan or Acquisition Loan, and "Loans" means, collectively, all of the foregoing.

     "Lockbox" means the U.S. Post Office Box(es) specified in, or pursuant to,
      -------
an Agency Account Agreement or a Lockbox Agreement.

     "Lockbox Agreement" means an agreement between Lender and Borrower pursuant
      -----------------
to which Lender and Borrower designate a Lockbox for the receipt of checks and other items constituting proceeds of Receivables.

     "Long Term Debt" means any Indebtedness which will not mature or become due
      --------------
within the next twelve (12) months.

     "Management Group" means, as of any date of determination, the board of
      ----------------
directors, board of managers or similar constituency having management authority in respect of an entity under applicable law.

     "Materially Adverse Effect" means any act, omission, event or undertaking
      -------------------------
which would, singly or in the aggregate, have a materially adverse effect upon
(a) the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of Borrower or any of its Subsidiaries, (b) upon the respective ability of Borrower or any of its Subsidiaries to perform any obligations under this Agreement or any other Loan Document to which it is a party, or (c) the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the ability of Lender to enforce any rights or remedies under or in connection with any Loan Document; in any case, whether resulting from any single act, omission, situation, status, event, or undertaking, together with other such acts, omissions, situations, statuses, events, or undertakings.

     "Maximum Rate" means, at any time, the maximum rate of interest Lenders may
      ------------
lawfully contract for, charge, or receive in respect of the Secured Obligations as allowed by any applicable laws. For purposes of determining the Maximum Rate under the applicable laws of the State of Texas, the applicable rate ceiling shall be (a) the "weekly ceiling" described in and computed in accordance with the provisions of Section 303.003 of the Texas Finance Code, as amended or (b) if the parties subsequently contract as allowed by Texas law, the quarterly ceiling or the annualized ceiling computed pursuant to Section 303.008 of the Texas Finance Code, as amended; provided, however, that at any time the "weekly ceiling", the quarterly ceiling, or the annualized ceiling shall be less than 18.0% per annum or more than 24.0% per annum, the provisions of Section 303.009(a) and Section 303.009(b) of the Texas Finance Code, as amended, shall control for purposes of such determination, as applicable.

     "Modification Agreement" means an Agreement between Lender and Borrower
      ----------------------
pursuant to which the "Real Estate Term Note" under the Prior Loan Agreement is modified, consistent with the terms of this Agreement.

     "Money Borrowed" means, as applied to Indebtedness, (a) Indebtedness for
      --------------
money borrowed, (b) Indebtedness, whether or not in any such case the same was for money borrowed, (i) represented by notes payable and drafts accepted, that represent extensions of credit, (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid (other than trade Indebtedness) or that was issued or assumed as full or partial payment for property, (c) Indebtedness that constitutes a Capitalized Lease Obligation, and (d) Indebtedness that is such by virtue of clause (f) of the definition thereof, but only to the extent that the obligations Guaranteed are obligations that would constitute Indebtedness for Money Borrowed.

     "Mortgages" means and includes any and all of the mortgages, deeds of
      ---------
trust, deeds to secure debt, assignments, and other instruments executed and delivered by Borrower or any of its Subsidiaries to or for the benefit of Lender by which Lender acquires a Lien on any Real Estate, or a collateral assignment of Borrower's or Subsidiary's interest under leases of Real Estate, and all amendments, modifications, and supplements thereto.

     "Multiemployer Plan" means a "multiemployer plan" as defined in Section
      ------------------
4001(a)(3) of ERISA to which Borrower or a Related Company is required to contribute or has contributed within the immediately preceding 6 years.

     "Net Income" or "Net Loss" means, as applied to any Person, the net income
      ----------      --------
(or net loss) of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes and all other proper deductions), all determined in accordance with GAAP, provided that there shall be excluded (net of tax effect): (a) the net income (or net loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a Subsidiary of such Person, (b) the net income (or net loss) of any Person excluding Subsidiaries consolidated in accordance with GAAP in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions, (c) any restoration of any contingency reserve, except to the extent that provision for such reserve was made out of income during such period or such restoration is made within six months of the commencement of the next fiscal year, (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, Business Units and other capital assets, (e) any non-cash net gain arising from the collection of the proceeds of any insurance policy, (f) any write-up of any asset, and (g) any other extraordinary item as defined by GAAP.

     "Net Worth" of any Person means the total shareholders' equity (including
      ---------
capital stock, additional paid-in capital and retained earnings, after deducting treasury stock other than treasury stock owned by Borrower as a result of a repurchase pursuant to Section 10.6) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

     "Notes" means the Revolving Credit Note, Equipment Term Note, Real Estate
      -----
Term Note A, Real Estate Term Note B, Capex Note, Acquisition Loan Note A and Acquisition Loan Note B, and "Note" means any of the foregoing, respectively.

     "Notice of Borrowing" means written notice delivered to Lender by Borrower,
      -------------------
in form and substance satisfactory to Lender, therein giving notice to Lender of Borrower's request for a Loan as required by this Agreement.

     "Notice of Conversion/Continuation" has the meaning prescribed by Section
      ---------------------------------
3A.2(b).

     "Operating Lease" means any lease (other than a lease constituting a
      ---------------
Capitalized Lease Obligation) of real or personal property.

     "Orderly Liquidation Value" means, with respect to any Eligible Acquired
      -------------------------
Equipment, the orderly liquidation value thereof, as reflected by a written appraisal prepared by a credentialed appraiser acceptable to Lender, on a valuation basis acceptable to, and otherwise in form and substance acceptable to, Lender.

     "Other Taxes" means any present or future stamp or documentary taxes or any
      -----------
other excise or property taxes, charges, or similar levies (excluding, in the case of Lender, such taxes (including income taxes or franchise taxes) as are imposed on or measured by Lender's net income) which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

     "Payment Date" means the first day of each calendar month beginning June 1,
      ------------
2000 and continuing through the calendar month in which the Termination Date occurs.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor
      ----
agency.

     "Permitted Acquisition" means:
      ---------------------

          (a) an Acquisition in which the aggregate purchase price is less than $1,000,000 and which is wholly paid for by Borrower other than with proceeds of an Acquisition Loan, provided that:

              (i) both before and after giving effect to such Acquisition and any Loans requested to be made in connection therewith, no Default or Event of Default exists or will exist or would result therefrom;

              (ii) if the purchase price payable in connection with such Acquisition is financed in whole or in part with Indebtedness other than Loans, such Indebtedness is Subordinated Indebtedness which is allowed by this Agreement;

              (iii) if the purchase price payable in connection with such Acquisition is financed in part with Indebtedness other than Loans, such Indebtedness is Subordinated Indebtedness which is allowed by this Agreement;

              (iv) if such Acquisition is an Acquisition of the Capital Stock of a Person, the acquisition is structured so that the acquired Person shall become a Wholly-Owned Subsidiary of Borrower, and if such Acquisition is an Acquisition of assets, the acquisition is structured so that Borrower or a Wholly-Owned Subsidiary of Borrower shall acquire such assets; and

              (v) Borrower shall not, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected, as of the date of such Acquisition, to result in the existence or occurrence of a Materially Adverse Effect; or

          (b) an Acquisition in which the aggregate purchase price is equal to or more than $1,000,000, or which is paid for, in whole or in part, with proceeds of an Acquisition Loan, provided that:

              (i) both before and after giving effect to such Acquisition and the Loans (if any) requested to be made in connection therewith, no Default or Event of Default exists or will exist or would result therefrom;

              (ii) not less than forty five (45) Business Days prior to entering into any binding agreement in connection with such Acquisition, Borrower shall have notified Lender of Borrower's intention to enter into such Acquisition;

              (iii) as soon as available, but not less than forty five (45) Business Days prior to such Acquisition, Borrower shall have provided to Lender a copy of the information provided to the board of directors of Borrower in connection with such Acquisition;

              (iv) if the purchase price payable in connection with such Acquisition is financed in part with Indebtedness other than Loans, such Indebtedness is Subordinated Indebtedness which is allowed by this Agreement;

              (v) if all or any portion of such Acquisition is financed by a Borrowing under the Revolving Credit Facility, the incremental increase in the unpaid balance of the Revolving Credit Loans resulting from such Borrowing (net of principal reductions applied to the Revolving Credit Loans on the day of such Borrowing) does not exceed $1,000,000 unless such incremental increase has been approved by Lender in writing;

              (vi) if such Acquisition is an Acquisition of the Capital Stock of a Person, the acquisition is structured so that the acquired Person shall become a Wholly-Owned Subsidiary of Borrower, and if such Acquisition is an Acquisition of assets, the acquisition is structured so that Borrower or a Wholly-Owned Subsidiary of Borrower shall acquire such assets;

              (vii) Borrower shall not, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, tax, litigation, or other matters) that could reasonably be expected, as of the date of such Acquisition, to result in the existence or occurrence of a Materially Adverse Effect;

              (viii) Borrower shall certify to Lender (and provide Lender with a pro forma calculation in form and substance satisfactory to Lender) that, after giving effect to completion of such Acquisition, Availability is not less than $0 on a pro forma basis which includes all consideration given in connection with such Acquisition, other than Capital Stock of Borrower delivered to the seller(s) in such Acquisition, as having been paid in cash at the time of making such Acquisition; and

              (ix) the Business Unit or assets being Acquired, as the case may be, shall be and pertain to substantially the same line of business as conducted by Borrower on the Agreement Date.

     "Permitted Guaranties" means the Guaranty of the Secured Obligations by
      --------------------
each of Borrower's Subsidiaries.

     "Permitted Indebtedness for Money Borrowed" means the Indebtedness listed
      -----------------------------------------
on Schedule 5.1(j).

     "Permitted Investments" means Investments of Borrower or any of its
      ---------------------
Subsidiaries in:

(i) negotiable certificates of deposit, time deposits and banker's acceptances issued by Lender or any Affiliate of Lender or by any United States bank or trust company having capital, surplus and undivided profits in excess of $250,000,000, (ii) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same, and (iii) sales on credit in the ordinary course of business on terms customary in the industry.

     "Permitted Liens" means (a) Liens securing taxes, assessments and other
      ---------------
governmental charges or levies (excluding Environmental Liens or any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but
(i) in all cases, only if payment shall not at the time be required to be made in accordance with Section 8.4, and (ii) in the case of warehousemen or landlords controlling locations where Inventory is located, only if such liens have been waived or subordinated to the Security Interest in a manner satisfactory to Lender; (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under surety or performance bonds, in each case arising in the ordinary course of business; (c) Purchase Money Liens securing Permitted Purchase Money Indebtedness; (d) Liens of Lender arising under this Agreement and the other Loan Documents; and (e) Liens shown on Schedule 5.1(i).
                                                     ---------------

     "Permitted Purchase Money Indebtedness" means Purchase Money Indebtedness
      -------------------------------------
secured only by Purchase Money Liens and Capitalized Lease Obligations, incurred by Borrower or any of its Subsidiaries after the Agreement Date, subject to a maximum increase of $500,000 annually.

     "Person" means an individual, corporation, partnership, association, trust
      ------
or unincorporated organization or a government or any agency or political subdivision thereof.

     "Prior Loan Agreement" means the certain Loan and Security Agreement dated
      --------------------
August 27, 1997, between Lender and Borrower, as amended by the First Amendment to Loan and Security Agreement dated as of September 9, 1997, the Second Amendment to Loan and Security Agreement dated as of November 26, 1997, the Third Amendment to Loan and Security Agreement dated as of January 28, 1998, the Fourth Amendment to Loan and Security Agreement dated as of October 26, 1998, the Fifth Amendment to Loan and Security Agreement dated as of July 5, 1999, and the Sixth Amendment to Loan and Security Agreement dated as of October 14, 1999.

     "Purchase Money Indebtedness" means Indebtedness created to finance the
      ---------------------------
payment of all or any part of the purchase price (not in excess of the fair market value thereof) of any tangible asset (other than Inventory) and incurred at the time of or within 10 days prior to or after the acquisition of such tangible asset.

     "Purchase Money Lien" means any Lien securing Purchase Money Indebtedness,
      -------------------
but only if such Lien shall at all times be confined solely to the tangible asset (other than Inventory) the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

     "Rate Type" means, for any Loan, the designation of whether such Loan is a
      ---------
Base Rate Loan or a LIBOR Rate Loan, as the case may be.

     "Real Estate" means, with respect to a Person, all of such Person's now or
      -----------
hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds, and future interests, together with all of such Person's now and hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto, and the easements appurtenant thereto.

     "Real Estate Term Loan" means Real Estate Term Loan A and Real Estate Term
      ---------------------
Loan B, or either of them.

     "Real Estate Term Loan A" has the meaning prescribed in Section 2B.1(a).
      -----------------------

     "Real Estate Term Loan A Amount" means the amount of the unpaid principal
      ------------------------------
amount of Real Estate Term Loan A on and as of the Agreement Date, being $287,819.50

     "Real Estate Term Loan B" has the meaning prescribed in Section 2B.1(b).
      -----------------------

     "Real Estate Term Loan B Amortization Amount" means an amount, determined
      -------------------------------------------
for each Loan under Real Estate Term B Loan, equal to the original principal amount funded under such Loan divided by one hundred twenty (120).

     "Real Estate Term Loan B Amortization Payment" means an amount, determined
      --------------------------------------------
as of each Payment Date, equal to the sum of the Real Estate Term Loan B Amortization Amount for all Loans under Real Estate Term Loan B which have been funded through such date.

     "Real Estate Term Loan B Maximum Amount" means an amount, determined as of
      --------------------------------------
the Funding Date of Real Estate Term Loan B, equal to the lesser of (i) the sum of (A) 75% of the Fair Market Value of all Eligible Term Loan B Real Estate plus 80% of Orderly Liquidation Value of all Eligible Term Loan B Equipment or (ii) $4,000,000 less the Real Estate Term Loan A Amount less the unpaid principal balance, if any, of Real Estate Term Loan C as of such date.

     "Real Estate Term Loan C" has the meaning prescribed in Section 2B.1(c).
      -----------------------

     "Real Estate Term Loan C Amortization Amount" means an amount, determined
      -------------------------------------------
for each Loan under Real Estate Term C Loan, equal to the original principal amount funded under such Loan divided by one hundred twenty (120).

     "Real Estate Term Loan C Amortization Payment" means an amount, determined
      --------------------------------------------
as of each Payment Date, equal to the sum of the Real Estate Term Loan C Amortization Amount for all Loans under Real Estate Term Loan C which have been funded through such date.

     "Real Estate Term Loan C Maximum Amount" means an amount, determined as of
      --------------------------------------
the Funding Date of Real Estate Term Loan C, equal to the lesser of (i) the sum of (A) 75% of the Fair Market Value of all Eligible Term Loan C Real Estate plus 80% of Orderly Liquidation Value of all Eligible Term Loan C Equipment or (ii) $4,000,000 less the Real Estate Term Loan A Amount less the unpaid principal balance, if any, of Real Estate Term Loan B as of such date.

     "Real Estate Term Note A" means the certain promissory note dated October
      -----------------------
26, 1998, executed by Borrower payable to NationsBank, N.A., predecessor in interest to Lender, in the face amount of $333,419.50, such promissory note being the "Real Estate Term Note" previously executed by Borrower pursuant to, and as defined by, the Prior Loan Agreement, as modified by the Modification Agreement, and as hereafter may be renewed, modified, extended, amended or restated.

     "Real Estate Term Note B" means a promissory note made by Borrower payable
      -----------------------
to the order of Lender evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of Real Estate Term Loan B (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement, or exchange thereof) substantially in the form of Exhibit G, with all of the blanks properly completed, either as originally executed or as such promissory note may be renewed, extended, modified, amended, supplemented, or restated from time to time.

     "Real Estate Term Note C" means a promissory note made by Borrower payable
      -----------------------
to the order of Lender evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of Real Estate Term Loan C (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement, or exchange thereof) substantially in the form of Exhibit H, with all of the blanks properly completed, either as originally executed or as such promissory note may be renewed, extended, modified, amended, supplemented, or restated from time to time.

     "Release" means a release, spill, emission, leaking, pumping, injection,
      -------
deposit, disposal, discharge, dispersal, leaching, or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater, or Real Estate or other property.

     "Receivables" means and includes, as to any Person, all of such Person's
      -----------
then owned or existing and future acquired or arising (a) rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person and guaranties, security and Liens securing payment thereof, (b) goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (c) cash and non-cash proceeds of any of the foregoing. Notwithstanding the foregoing, the definition of "Receivables" shall not include money received as proceeds from the sale of capital stock or securities of Borrower or any Subsidiary.

     "Related Company" means, as to any Person, any (a) corporation which is a
      ---------------
member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person, (b) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person, or (c) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person or any corporation described in clause (a) above or any partnership, trade or business described in clause (b) above.

     "Restricted Distribution" by any Person means (a) its retirement,
      -----------------------
redemption, purchase, or other acquisition for value of any capital stock or other equity securities or partnership interests issued by such Person, (b) the declaration or payment of any dividend or distribution on or with respect to any such securities or partnership interests, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such securities or partnership interests, and (d) any other payment by such Person in respect of such securities or partnership interests.

     "Restricted Payment" means (a) any redemption, repurchase or prepayment or
      ------------------
other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness of a Person (other than the Secured Obligations and trade debt), and (b) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to an Affiliate of such Person.

     "Revolving Credit Facility" means the principal sum of $25,000,000.
      -------------------------

     "Revolving Credit Loan" means any loan made to Borrower pursuant to Section
      ---------------------                                              -------
2.1, as well as all such Revolving Credit Loans collectively, and any and all
---
renewals, extensions, modifications, or replacements thereof.

     "Revolving Credit Note" means a promissory note made by Borrower payable to
      ----------------------
the order of Lender evidencing the obligation of Borrower to pay the aggregate unpaid principal amount of Revolving Credit Loans, substantially in the form of
Exhibit I, with all of the blanks properly completed, either as originally
---------
executed or as such promissory note may be renewed, extended, modified, amended, supplemented, or restated from time to time.

     "Schedule of Equipment" means a schedule delivered by Borrower to Lender
      ---------------------
pursuant to Section 7.13.(c).
            -----------------

     "Schedule of Inventory" means a schedule delivered by Borrower to Lender
      ---------------------
pursuant to the provisions of Section 7.13(b).
                              ---------------

     "Schedule of Receivables" means a schedule delivered by Borrower to Lender
      -----------------------
pursuant to the provisions of Section 7.13(a).
                              ---------------

     "Secured Obligations" means, in each case whether now in existence or
      -------------------
arising, (a) the principal of and interest and premium, if any, on all Loans,
(b) all reimbursement and other obligations relating to Letters of Credit, (c) all debts, liabilities, and obligations now or hereafter arising from or in connection with Bank Products and (d) all indebtedness, liabilities, obligations, overdrafts, covenants and duties of Borrower to Lender or any Affiliate of Lender of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated and whether or not evidenced by any note and whether or not for the payment of money under or in respect of this Agreement, the Note or any of the other Loan Documents.

     "Security Documents" means this Agreement and each of (a) the Prior Loan
      ------------------
Agreement, and the "Existing Borrower Security Agreement" and the "Existing Guarantor Security Agreements" defined therein, respectively, (c) the Financing Statements, (d) the Mortgages and (e) each other writing executed and delivered by any Person securing the Secured Obligations or evidencing such security.

     "Security Interest" means the Liens of Lender on and in the Collateral
      -----------------
effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof.

     "Subordinated Indebtedness" means any Indebtedness for money borrowed of
      -------------------------
Borrower or any of its Subsidiaries which is subordinated in writing to the Secured Obligations on terms and conditions acceptable to Lender in its sole discretion.

     "Stated Termination Date" means the date determined under clause (a) of the
      -----------------------
definition of "Termination Date" in this Section 1.1.
               ----------------          -----------

     "Subsidiary" when used to determine the relationship of a Person to another
      ----------
Person, means a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person or by one or more Subsidiaries of such other Person or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such stock or other ownership interests (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest.

     "Taxes" means any and all present or future taxes, levies, imposts,
      -----
deductions, charges, or withholdings, and all liabilities with respect thereto, excluding, in the case of Lender, such taxes (including income taxes or franchise taxes) as are imposed on or measured by Lender's net income in any jurisdiction (whether federal, state, or local and including any political subdivision thereof) under the laws of which Lender is organized or maintains a lending office.

     "Tangible Net Worth" means, as applied to any Person, the Net Worth of such
      ------------------
Person plus Subordinated Debt at the time in question, after deducting therefrom the amount of all intangible items reflected therein, including the unamortized amount of all debt discount and expense, research and development expense, deferred charges, goodwill, Intellectual Property, excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which should properly be treated as intangibles in accordance with GAAP.

     "Teller Account" means an account of Lender maintained for the purpose of
      --------------
receiving deposits and transfers of proceeds of Collateral (including without limitation deposits and transfers from the Blocked Collection Account) for application to the Secured Obligations.

     "Term Loan" means the Equipment Term Loan and any Real Estate Term Loan, or
      ---------
any of them, and "Term Loans" means all of such Loans.
                  ----------

     "Termination Date" means the earlier of (i) the last day of the Initial
      ----------------
Term or, if the Termination Date is extended pursuant to Section 3B.4, then the
                                                         ------------
last day of any Extended Term and (b) the date on which all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility terminated.

     "Termination Event" means (a) a "Reportable Event" as defined in Section
      -----------------
4043(b) of ERISA, but excluding any such event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations, (b) the filing of a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Benefit Plan by the PBGC under Section 4042 of ERISA or the appointment of a trustee to administer any Benefit Plan.

     "Tranche A Acquisition Loan" has the meaning prescribed by Section 2D.1.
      --------------------------                                ------------

     "Tranche A Acquisition Loan Amortization Amount" means an amount,
      ----------------------------------------------
determined for each Tranche A Acquisition Loan, equal to the original principal amount funded under such Loan divided by eighty-four (84).

     "Tranche A Acquisition Loan Amortization Payment" means an amount,
      -----------------------------------------------
determined as of each Payment Date, equal to the sum of the Tranche A Acquisition Loan Amortization Amount for all Tranche A Acquisition Loans which have been funded through such date.

     "Tranche A Acquisition Loan Amount" means, with respect to any Acquisition
      ---------------------------------
Loan, an amount, determined as of the Funding Date thereof, equal to the sum of
(i) eighty percent (80.0%) of the Orderly Liquidation Value of Eligible Acquired Equipment plus (ii) seventy five percent (75%) of the Fair Market Value of Eligible Acquired Real Estate, in each case which is acquired or is to be acquired by Borrower pursuant to, or which is owned by a Person that becomes an Acquired Subsidiary as a result of, the Acquisition that is financed in whole or in part by such Acquisition Loan.

     "Tranche B Acquisition Loan" has the meaning prescribed by Section 2D.1.
      --------------------------                                ------------

     "Tranche B Acquisition Loan Amortization Amount" means an amount,
      ----------------------------------------------
determined for each Tranche B Acquisition Loan, equal to the original principal amount funded under such Loan divided by thirty-six (36).

     "Tranche B Acquisition Loan Amortization Payment" means an amount,
      -----------------------------------------------
determined as of each Payment Date, equal to the sum of the Tranche B Acquisition Loan Amortization Amount for all Tranche B Acquisition Loans which have been funded through such date.

     "Tranche B Acquisition Loan Amount" means, with respect to any Acquisition
      ---------------------------------
Loan, an amount, determined as of the Funding Date thereof, equal to the Acquisition Loan Amount with respect to such Acquisition Loan less the Tranche A Acquisition Loan Amount with respect to such Acquisition Loan.

     "UCC" means the Uniform Commercial Code as in effect from time to time in
      ---
the State of Texas.

     "Unfunded Capital Expenditures" means Capital Expenditures which are
      -----------------------------
paid for by a Person (i) with proceeds of Revolving Credit Loans, or (ii) otherwise, from sources other than Indebtedness for Money Borrowed.

     "Unused Letter of Credit Subfacility" means an amount equal to the Letter
      -----------------------------------
of Credit Facility minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

     "Unfunded Vested Accrued Benefits" means, with respect to any Benefit Plan
      --------------------------------
at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Benefit Plan exceeds (b) the fair market value of all Benefit Plan assets allocable to such benefits, as determined using such reasonable actuarial assumptions and methods as are specified in the

Schedule B (Actuarial Information) to the most recent Annual Report (Form 5500) filed with respect to such Benefit Plan.

     "Wholly-Owned Subsidiary" when used to determine the relationship of a
      -----------------------
Subsidiary to a Person, means a Subsidiary all of the issued and outstanding Capital Stock (other than directors' qualifying shares) of which shall at the time be owned by such Person or one or more of such Person's Wholly-Owned Subsidiaries or by such Person and one or more of such Person's Wholly-Owned Subsidiaries.

     Section 1.2 Other Referential Provisions.
                 ----------------------------

          (a) All terms in this Agreement, the Exhibits and Schedules hereto shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

          (b) Except as otherwise expressly provided herein, all accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under GAAP including, without limitation, applicable statements and interpretations issued by the Financial Accounting Standards Board and bulletins, opinions, interpretations and statements issued by the American Institute of Certified Public Accountants or its committees.

          (c) All personal pronouns used in this Agreement, whether used in the masculine, masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular.

          (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

          (e) Titles of Articles and Sections in this Agreement are for convenience only, do not constitute part of this Agreement and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses, Schedules or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause or subclause of, or Schedule or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions or divisions of, or to schedules or exhibits to, another document or instrument.

          (f) Each definition of a document in this Agreement shall include such document as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

          (g) Except where specifically restricted, reference to a party to a Loan Document includes that party and its successors and assigns permitted hereunder or under such Loan Document.

          (h) Unless otherwise specifically stated, whenever a time is referred to in this Agreement or in any other Loan Document, such time shall be the local time in the city in which the principal office of Lender is located.

          (i) Whenever the phrase "to the knowledge of Borrower" or words of similar import relating to the knowledge of Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of the president or chief financial officer or (ii) the knowledge that such officers would have obtained if they had engaged in good faith in the diligent performance of their duties, including the making of such reasonable specific inquiries as may be necessary of the appropriate persons in a good faith attempt to ascertain the accuracy of the matter to which such phrase relates.

          (j) The terms accounts, chattel paper, documents, equipment, good faith, instruments, general intangibles and inventory, as and when used (without being capitalized) in this Agreement or the Security Documents, shall have the meanings given those terms in the UCC.

     Section 1.3 Exhibits and Schedules. All Exhibits and Schedules attached
                 ----------------------
hereto are by reference made a part hereof.

                ARTICLE 2 - REVOLVING CREDIT FACILITY

     Section 2.1 Revolving Credit Loans. Upon the terms and subject to the
                 ----------------------
conditions of, and in reliance upon the representations and warranties made under, this Agreement, Lender shall make Revolving Credit Loans to Borrower from time to time from the Effective Date to the Termination Date, as requested by Borrower in accordance with the terms of Section 2.2, in an aggregate principal amount outstanding not to exceed at any time the lesser of (a) the Revolving Credit Facility minus the Letter of Credit Reserve or (b) the Borrowing Base. It is expressly understood and agreed that Lender may and at present intends to use the lesser of the amounts referred to in the foregoing clauses (a) and (b) as a maximum ceiling on Revolving Credit Loans; provided, however, that it is agreed that should Revolving Credit Loans exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Revolving Credit Loan which is repaid may be reborrowed by Borrower in accordance with the terms of this Section 2.1. Lender is hereby authorized to record each repayment of principal of the Revolving Credit Loans in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

     Section 2.2 Manner of Borrowing Revolving Credit Loans. Borrowings of the
                 ------------------------------------------
Revolving Credit Loans shall be made as follows:

          (a) Requests for Borrowing. A request for a borrowing shall be made,
              ----------------------
     or shall be deemed to be made, in the following manner:

              (i) Borrower shall give Lender notice of each request for a Revolving Credit Loan, therein specifying the amount of the proposed borrowing and the proposed borrowing date, as provided herein. With respect to all Revolving Credit Loans, Borrower shall give notice to Lender (which must be received by prior to 11 a.m., Dallas, Texas time) (i) two (2) Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) no later than 11:00 a.m., Dallas, Texas time on the requested Funding Date, in the case of Base Rate Loans), specifying:

                   (A) the amount of the Borrowing (which, if a LIBOR Rate Loan, shall be in an amount that is not less than $1,000,000 or an integral multiple of $100,000 in excess thereof);

                   (B) the requested Funding Date, which shall be a Business
              Day;

                   (C) whether the Revolving Credit Loans requested are to be
              Base Rate Revolving Credit Loans or LIBOR Revolving Credit Loans; and

                   (D) the duration of the Interest Period if the requested
              Revolving Credit Loans are to be LIBOR Revolving Credit Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Rate Loans, such Interest Period shall be one month.

              (ii) Whenever a check is presented to Lender for payment against the Controlled Disbursement Account in an amount greater than the then available balance in such account, such presentation shall be deemed to be a request for a borrowing on the date of such notice in an amount equal to the excess of such check over such available balance;

              (iii) If any Secured Obligation becomes due and payable at any time prior to the time otherwise provided by Section 2.3, or as
                                                       -----------
          required by Lender pursuant to Section 11.2, then Borrower shall be
                                         ------------
          deemed to have, requested Lender to make a Revolving Credit Loan in the amount of such Secured Obligation, and Lender in its sole discretion may make such Revolving Credit Loan, in which event such Secured Obligation shall be deemed paid and the amount thereof shall be included as a part of the Revolving Credit Loans (provided,
                                                               --------
          however, that Lender shall have no obligation to make any such
          -------
          Revolving Credit Loan).

              (iv) pursuant to Section 2.5(e)(ii).
                               ------------------

          (b) Disbursement of Loans. Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each borrowing requested, or deemed to be requested, pursuant to this Section 2.2 as follows: (i) the proceeds of
                                    -----------
     each borrowing requested under Sections 2.2(a)(i) or 2.2(a)(ii) shall be
                                    ------------------    ----------
     disbursed by Lender in lawful money of the United States of America in immediately available funds by credit to the Controlled Disbursement Account or to such other account as may be agreed upon by Borrower and Lender from time to time; and (ii) the proceeds of each Borrowing requested under Section 2.2(a)(iii) or
           -------------------

     2.2(a)(iv) shall be disbursed by Lender by way of direct payment of the
     ----------
     relevant principal, interest or other Secured Obligation, as the case may be.

     Section 2.3 Repayment of Revolving Credit Loans. The Revolving Credit Loans
                 -----------------------------------
will be repaid as follows: (a) the outstanding principal amount of all the Revolving Credit Loans is due and payable, and shall be repaid by Borrower in full together with accrued and unpaid interest on the amount repaid to the date of repayment, on the Termination Date; (b) if at any time the aggregate unpaid principal amount of the Revolving Credit Loans then outstanding exceeds the lesser of the amounts referred to in clauses (a) and (b) of Section 2.1,
                                     -----------     ---    -----------
Borrower shall repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Loans by an amount equal to such excess, together with accrued and unpaid interest on the amount repaid to the date of repayment; and (c) Borrower hereby instructs Lender to repay the Revolving Credit Loans outstanding on any day in an amount equal to the amount received by Lender on such day pursuant to Section 7.1(e). Any repayments under
                                           --------------
this Section 2.3 shall be applied first to Base Rate Revolving Credit Loans and
     -----------
thereafter to LIBOR Rate Revolving Credit Loans, in Lender's discretion. Except as results from application of proceeds of Receivables as provided by Section
                                                                      -------
7.1(e), prepayment of a LIBOR Rate Loan shall not be permitted without the prior
------
written consent of Lender. Should any prepayment of a LIBOR Rate Loan, or any portion thereof, occur (whether as a result of applications under Section 7.1(e)
                                                                  --------------
or by consent of Lender, or otherwise), then within 15 days of Lender's request therefor, Borrower shall pay to Lender all amounts required by Section 3B.6(d).
                                                               ---------------
Lender's statement of the amount of such loss or expense, prepared in reasonable detail by Lender and presented to Borrower, shall be conclusive and binding for all purposes, absent manifest error, gross negligence or bad faith in computation.

     Section 2.4 Revolving Credit Note. Lender's Revolving Credit Loans and the
                 ---------------------
obligation of Borrower to repay such Revolving Credit Loans shall also be evidenced by the Revolving Credit Note.

     Section 2.5 Letters of Credit.
                 -----------------

          (a) Agreement to Issue or Cause To Issue. Subject to the terms and
              ------------------------------------
     conditions of this Agreement, and in reliance upon the representations and warranties of Borrower herein set forth, Lender agrees (i) to cause the Letter of Credit Issuer to issue for the account of Borrower one or more commercial/documentary and standby letters of credit ("Letter of Credit")
                                                            ----------------
     and/or (ii) to provide credit support or other enhancement to a Letter of Credit Issuer acceptable to Lender, which issues a Letter of Credit for the account of Borrower (any such credit support or enhancement being herein referred to as a "Credit Support") in accordance with this Section 2.5 from
                       --------------
     time to time during the term of this Agreement.

          (b) Amounts; Outside Expiration Date. Lender shall not have any
              --------------------------------
     obligation to take steps to issue or cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from Borrower in connection with the opening thereof exceed the Availability at such time; or (iii) such Letter of Credit has an expiration date later than thirty (30) days prior to the

     Stated Termination Date or more than twelve (12) months from the date of issuance for standby letters of credit and 180 days for merchandise letters of credit.

          (c) Other Conditions. In addition to being subject to the satisfaction
              ----------------
     of the applicable conditions precedent contained in Article 4, the
                                                         ----------
     obligation of Lender to issue or to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to Lender:

              (i) Borrower shall have delivered to the Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and Lender for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be reasonably satisfactory to Lender and the Letter of Credit Issuer; and

              (ii) As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

          (d) Issuance of Letters of Credit.
              -----------------------------

              (i) Request for Issuance. Borrower shall give Lender at least two
                  --------------------
          (2) Business Days prior written notice of Borrower's request for the issuance of a Letter of Credit, accompanied by a completed application for issuance of such Letter of Credit and reimbursement agreement in form satisfactory to Lender. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrower shall attach to such notice the proposed form of the Letter of Credit.

              (ii) Responsibilities of Lender; Issuance. Lender shall determine,
                   ------------------------------------
          as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from
          Borrower pursuant to Section 2.5(d)(1), (A) the amount of the
                               -----------------
          applicable Unused Letter of Credit Subfacility and (B) the
          Availability as of such date. If (i) the undrawn amount of the requested Letter of Credit is not greater than the Unused Letter of Credit Subfacility and (ii) the amount of such requested Letter of Credit and all commissions, fees, and charges due from Borrower in connection with the opening thereof would not exceed the Availability, Lender shall, so long as the other conditions hereof are met, cause the Letter of Credit Issuer to issue the requested Letter of Credit on such requested effective date of issuance.

              (iii) No Extensions or Amendment. Lender shall not be obligated to
                    --------------------------
          extend or amend any Letter of Credit issued hereunder unless the requirements of this Section 2.5 are met as though a new Letter of
                               -----------
          Credit were being requested and issued.

          (e) Payments Pursuant to Letters of Credit.
              --------------------------------------

              (i) Payment of Letter of Credit Obligations. The Borrower agrees
                  ---------------------------------------
          immediately upon demand to reimburse the Letter of Credit Issuer for any draw under any Letter of Credit and Lender upon any payment pursuant to any Credit Support, and to pay the Letter of Credit Issuer the amount of all other obligations and other amounts payable to such Letter of Credit Issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which Borrower may have at any time against such issuer or any other Person.

              (ii) Revolving Credit Loans to Satisfy Reimbursement Obligations.
                   -----------------------------------------------------------
          Each drawing under any Letter of Credit shall constitute a request by Borrower to Lender for a Borrowing of a Base Rate Revolving Loan in the amount of such drawing. The Funding Date with respect to such borrowing shall be the date of such drawing.

          (f) Indemnification; Exoneration; Power of Attorney.
              -----------------------------------------------

              (i) Indemnification. In addition to amounts payable as elsewhere provided in this Section 2.5, Borrower hereby agrees to protect,
                           -----------
          indemnify, pay and save Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which Lender (other than Lender in its capacity as Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. The agreement in this Section
                                                                     -------
          2.5(f)(1) shall survive payment of all Secured Obligations. Nothing
          ---------
          contained in this Agreement is intended to limit Borrower's rights, if any, with respect to the Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between Borrower and the Letter of Credit Issuer.

              (ii) Assumption of Risk by Borrower. As among Borrower and Lender,
                   ------------------------------
          Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, Lender shall not be responsible for:

          (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof;
          (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of Lender, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of Lender under this Section 2.5(f).

              (iii) Exoneration. In furtherance and extension, and not in
                    -----------
          limitation, of the specific provisions set forth above, any action taken or omitted by Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in good faith, shall not put Lender under any resulting liability to Borrower or relieve Borrower of any of its obligations hereunder to Lender. Nothing contained in this Agreement is intended to limit Borrower's rights, if any, with respect to the Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between Borrower and the Letter of Credit Issuer.

              (iv) Power of Attorney. In connection with all Inventory financed
                   -----------------
          by Letters of Credit, Borrower hereby appoints Lender, or Lender's designee, as its attorney, with full power and authority: (a) to sign and/or endorse Borrower's name upon any warehouse or other receipts;
          (b) to sign Borrower's name on bills of lading and other negotiable and non-negotiable documents; (c) to clear Inventory through customs in Lender's or Borrower's name, and to sign and deliver to customs officials powers of attorney in Borrower's name for such purpose; (d) to complete in Borrower's or Lender's name, any order, sale, or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof; and (e) to do such other acts and things as are necessary in order to enable Lender to obtain possession or control of the Inventory and to obtain payment of the Secured Obligations. Neither Lender nor its designee, as Borrower's attorney, will be liable for any acts or omissions, nor for any error of judgment or mistakes of fact or law. This power, being coupled with an interest, is irrevocable until all Secured Obligations have been paid and satisfied.

              (v) Account Party. The Borrower hereby authorizes and directs any
                  -------------
          Letter of Credit Issuer to name Borrower as the "Account Party" therein and to deliver to Lender all instruments, documents and other writings and property received by the Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon Lender's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

              (vi) Control of Inventory. In connection with all Inventory
                   --------------------
          financed by Letters of Credit, Borrower will, at Lender's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Lender holds a security interest to deliver them to Lender and/or subject to Lender's order, and if they shall come into Borrower's possession, to deliver them, upon request, to Lender in their original form. The Borrower shall also, at Lender's request, designate Lender as the consignee on all bills of lading and other negotiable and non-negotiable documents.

          (g) Supporting Letter of Credit; Cash Collateral. If, notwithstanding
              --------------------------------------------
     the provisions of Section 2.5(b), any Letter of Credit is outstanding upon
                       --------------
     the termination of this Agreement, then upon such termination Borrower shall deposit with Lender, with respect to each Letter of Credit or Credit Support then outstanding, at Lender in its discretion shall specify, either
     (A) a standby letter of credit (a "Supporting Letter of Credit") in form
                                        ---------------------------
     and substance satisfactory to Lender, issued by an issuer satisfactory to Lender in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit Lender is entitled to draw amounts necessary to reimburse Lender for payments to be made by Lender under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support, or (B) cash in amounts necessary to reimburse Lender for payments made by Lender under such Letter of Credit or such Credit Support and any fees and expenses associated with such Letter of Credit. Such Supporting Letter of Credit or deposit of cash shall be held by Lender as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding.

     Section 2.6 Bank Products. Any Borrower may request and the Bank may, in
                 -------------
its sole and absolute discretion, arrange for such Borrower to obtain from the Bank or the Bank's Affiliates Bank Products although no Borrower is required to do so. To the extent Bank Products are provided by an Affiliate of the Bank, each Borrower agrees to indemnify and hold the Bank and the Lenders harmless from any and all costs and obligations now or hereafter incurred by the Bank or any of the Lenders which arise from the indemnity given by the Bank to its Affiliates related to such Bank Products; provided, however, nothing contained
                                          --------  -------
herein is intended to limit the Borrower's rights with respect to the Bank or its Affiliates, if any, which arise as a result of the execution of documents by and between any Borrower and the Bank which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from the Bank or the Bank's Affiliates (a) is in the sole and absolute discretion of the Bank or the Bank's Affiliates, and (b) is subject to all rules and regulations of the Bank or the Bank's Affiliates.

     Section 2.7 Borrowing Base. The advance rates specified in this Agreement
                 --------------
for determination of the Borrowing Base may be decreased from time to time based upon such considerations as Lender in good faith may deem appropriate in its reasonable discretion. Advance rates from time to time used by Lender in calculating the Borrowing Base are for the sole purpose of determining the maximum amount of Revolving Credit Loans that may be outstanding from time to time under this Agreement, and shall not be evidentiary of or binding upon Lender with respect to the market value or liquidation value of any Collateral. Lender shall have the right at any time in its good faith discretion to establish a reserve in reduction of the Borrowing Base in respect of costs, expenses, liens, claims, contingencies or other potential factors which, in the event they should occur, could adversely affect or otherwise reduce the anticipated net amount of timely collections in payment of Eligible Receivables or the anticipated amount of proceeds which could be realized upon liquidation of Eligible Inventory. Funding of Revolving Credit Loans hereunder shall at all times remain subject to confirmation of existence and acceptability of Eligible Receivables and Eligible Inventory, and the Borrowing Base. Any request for a Revolving Credit Loan which, if funded, would exceed the Availability may be declined by Lender in its sole discretion without prior notice.

             ARTICLE 2A - EQUIPMENT TERM LOAN FACILITY

     Section 2A.1 Equipment Term Loan Facility. The Existing Equipment Term Loan
                  ----------------------------
hereby is renewed and continued and hereafter shall be subject to, and payable in accordance with, the terms of this Agreement (as so renewed and continued, the "Equipment Term Loan"). Borrower hereby ratifies and confirms the Equipment
     -------------------
Term Loan as being and continuing in full force and effect, subject to the terms of this Agreement. No additional Loans shall be made under the Equipment Term Loan. Lender is hereby authorized to record each repayment of principal of the Equipment Term Loan in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

     Section 2A.2 Repayment of Equipment Term Loan. The Equipment Term Loan will
                  --------------------------------
be repaid as follows: (a) in monthly installments payable on each Payment Date in an amount equal to $7,882.97, plus accrued and unpaid interest; and (b) a final payment equal to all outstanding principal and accrued interest payable on the earlier of (i) the Termination Date or (ii) February 28, 2002. Borrower may prepay the Equipment Term Loans, in whole or in part, at time prior to maturity without penalty.

     Section 2A.3 Equipment Term Note. The Equipment Term Loan and the
                  -------------------
obligation of Borrower to repay the Equipment Term Loan shall be evidenced by the Equipment Term Note.

             ARTICLE 2B - REAL ESTATE TERM LOAN FACILITY

     Section 2B.1 Real Estate Term Loans.
                  ----------------------

          (a) Real Estate Term Loan A. The Existing Real Estate Term Loan hereby
              -----------------------
     is ratified and confirmed as being and continuing in full force and effect, payable in accordance with Real Estate Term Note A (as so ratified and confirmed, herein called "Real Estate Term Loan A"). Borrower hereby
                               -----------------------
     ratifies and confirms the Real Estate Term Loan A as being and continuing in full force and effect, subject to the terms of this Agreement. No additional Loans shall be made under the Real Estate Term Loan A. Lender is hereby authorized to record each repayment of principal of Real Estate Term Loan A in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

          (b) Real Estate Term Loan B. Upon the terms and subject to the
              -----------------------
     conditions of, and in reliance upon the representations and warranties made under, this Agreement, Lender agrees to make Loans (collectively the "Real
                                                                           ----
     Estate Term Loan B") to Borrower, as requested by Borrower at any time,
     ------------------
     from time to time, prior to November 27, 2000, in accordance with the terms of Section 4.3, in an aggregate principal amount advanced up to but not
        -----------
     exceeding the Real Estate Term Loan B Maximum Amount. Lender is hereby authorized to record each such Loan and repayment of principal of Real Estate Term Loan B in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

          (c) Real Estate Term Loan C. Upon the terms and subject to the
              -----------------------
     conditions of, and in reliance upon the representations and warranties made under, this Agreement, Lender agrees to make Loans (collectively the "Real
                                                                           ----
     Estate Term Loan C") to Borrower, as requested by Borrower at any time,
     ------------------
     from time to time, prior to November 27, 2000, in accordance with the terms of Section 4.3, in an aggregate principal amount advanced up to but not
        -----------
     exceeding the Real Estate Term Loan C Maximum Amount. Lender is hereby authorized to record each such Loan and repayment of principal of Real Estate Term Loan C in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

     Section 2B.2 Repayment of Real Estate Term Loans.
                  -----------------------------------

          (a) Repayment of Real Estate Term Loan A. Real Estate Term Loan A will
              ------------------------------------
     be repaid as follows: (a) in monthly installments payable on each Payment Date in an amount to $2,400.00, plus accrued and unpaid interest; and (b) a
                                     ----
     final payment equal to all outstanding principal and accrued interest payable on the Termination Date. Borrower may prepay Real Estate Term Loan A, in whole or in part, at time prior to maturity without penalty.

          (b) Repayment of Real Estate Term Loan B. Real Estate Term Loan B will
              ------------------------------------
     be repaid as follows: (a) in monthly installments payable on each Payment Date in an amount equal to the Real Estate Term Loan B Amortization Payment, plus accrued and unpaid interest; and (b) a final payment equal to
              ----
     all outstanding principal and accrued interest payable on the Termination Date. Borrower may prepay Real Estate Term Loan B, in whole or in part, at time prior to maturity without penalty.

          (c) Repayment of Real Estate Term Loan C. Real Estate Term Loan C will
              ------------------------------------
     be repaid as follows: (a) in monthly installments payable on each Payment Date in an amount equal to Real Estate Term Loan C Amortization Payment, plus accrued and unpaid interest; and (b) a final payment equal to all outstanding principal and accrued interest payable on the Termination Date. Borrower may prepay Real Estate Term Loan C, in whole or in part, at time prior to maturity without penalty.



     Section 2B.3 Real Estate Term Loan Notes.
                  ---------------------------

          (a) Real Estate Term Note A. Real Estate Term Loan A and the
              -----------------------
     obligation of Borrower to repay Real Estate Term Loan A shall be evidenced by the Real Estate Term Note A.

          (b) Real Estate Term Note B. Real Estate Term Loan B and the
              -----------------------
     obligation of Borrower to repay Real Estate Term Loan B shall be evidenced by the Real Estate Term Note B, which shall be dated, executed and delivered as of the Funding Date of Real Estate Term Loan B.

          (c) Real Estate Term Note C. Real Estate Term Loan C and the
              -----------------------
     obligation of Borrower to repay Real Estate Term Loan C shall be evidenced by the Real Estate Term Note C, which shall be dated, executed and delivered as of the Funding Date of Real Estate Term Loan C.

     Section 2B.4 Manner of Borrowing Real Estate Term Loan B and Real Estate
                  -----------------------------------------------------------
Term Loan C. Borrower shall notify Lender of its intention to request a funding
-----------
under Real Estate Term Loan B or Real Estate Term Loan C, as the case may be, at least 30 days prior to the Funding Date in respect of Real Estate Term Loan B and at least 30 days prior to the Funding Date in respect of Real Estate Term Loan C, and timely deliver to Lender (so as to provide Lender with a reasonable opportunity for review and comment) all items required by Section 4.3. Borrower shall deliver to Lender written notice of requested funding of Real Estate Term Loan B or Real Estate Term Loan C, as the case may be (in any case which must be received by prior to 11 a.m., Dallas, Texas time 5 Business Days prior to the requested Funding Date thereof), specifying:

          (a) the amount of the Borrowing which, if a LIBOR Rate Loan, shall be in an amount that is not less than $1,000,000 or an integral multiple of $100,000 in excess thereof;

          (b) the requested Funding Date, which shall be a Business Day;

          (c) the amount of any Base Rate Loan and LIBOR Rate Loan included therein, respectively; and

          (d) the duration of the Interest Period with respect to any LIBOR Rate Loan.

If the Notice of Borrowing fails to specify the duration of the Interest Period for a LIBOR Rate Loan, such Interest Period shall be one month.

     Section 2B.5 Disbursement. Proceeds of Real Estate Term Loan B and Real
                  ------------
Estate Term Loan C, respectively, shall be disbursed by Lender pursuant to Borrower's written instructions, subject to the terms of this Agreement, provided, that Lender may require that such proceeds, or any portion thereof,
--------
shall be disbursed directly to any Person to whom Borrower is indebted in connection with the purposes provided by Section 8.6. As a condition to any
                                         -----------
disbursement Lender may require executed lien waivers or releases, in form satisfactory to Lender, in connection with any Indebtedness which is to be paid with such proceeds and is owing to a Person who has supplied goods or materials, or provided services, in connection with Eligible Term Loan B Real Estate or Eligible Term Loan C Real Estate, as the case may be.

                  ARTICLE 2C - CAPEX LOANS FACILITY

     Section 2C.1 Capex Loan. Upon the terms and subject to the conditions of,
                  ----------
and in reliance upon the representations and warranties made under, this Agreement, Lender agrees to make Capex Loans to Borrower from time to time from the Effective Date to but not including the date that is 180 days prior to the Termination Date, as requested by Borrower from time to time in accordance with the terms of Section 4.2, in an amount up to the Capex Loan Availability,
             -----------
provided, that the aggregate amount funded by Lender under all Capex Loans shall
--------
not exceed $1,000,000. Subject to the terms of this Agreement, each Loan under the Capex Loan shall be funded at such times on and after the Effective Date as Lender and Borrower may determine by mutual agreement.

     Section 2C.2 Repayment of Capex Loan. The principal of the Capex Loans is
                  -----------------------
due and payable, and shall be repaid in full by Borrower in consecutive monthly payments on each Capex Loan Installment Payment Date, each in an amount equal to the Capex Loan Amortization Payment, plus one final payment of all remaining unpaid principal which shall be due and payable on the Termination Date.

     Section 2C.3 Capex Note. The Capex Loans and the obligation of Borrower to
                  ----------
repay the Capex Loans shall be evidenced by the Capex Note, which shall be dated, executed and delivered as of the Agreement Date.

     Section 2C.4 Manner of Borrowing Capex Loan. Borrower shall give Lender
                  ------------------------------
prior written notice of its request for funding a Capex Loan, in the manner specified below, and sufficient information to allow Lender to confirm Borrower's compliance with the applicable conditions required by Article 4, provided, that the minimum amount which may be requested by Borrower and funded at any time shall not in any event be less than $50,000. In order to request a Capex Loan, Borrower shall:

          (a) not later than thirty (30) days (or such shorter period as may be allowed by Lender) prior to the requested Funding Date for such Capex Loan, deliver to Lender all items required by Section 4.2 with respect to such
                                             -----------
     Capex Loan; and

          (b) notify Lender of its intention to request funding of a Capex Loan, which notice must be received by prior to 11 a.m., Dallas, Texas time) two
     (2) Business Days prior to the requested Funding Date, specifying:

              (i) the amount of the Borrowing (which, if a LIBOR Rate Loan, shall be in an amount that is not less than $1,000,000 or an integral multiple of $100,000 in excess thereof);

              (ii)  the requested Funding Date, which shall be a Business Day;

              (iii) the amount of any Base Rate Loan and LIBOR Rate Loan included therein, respectively; and

              (iv) the duration of the Interest Period with respect to any LIBOR Rate Loan. If the Notice of Borrowing fails to specify the duration of the Interest Period for a LIBOR Rate Loan, such Interest Period shall be one month.

     Section 2C.5 Disbursement. Borrower hereby authorizes Lender to disburse
                  ------------
the proceeds of the Capex Loan in accordance with Borrower's instructions, provided, that at Lender's option such proceeds may be disbursed directly to the holder of any Lien on Eligible Purchased Equipment which is the subject of any such Capex Loan as necessary to cause the release of such Lien.

               ARTICLE 2D - ACQUISITION LOAN FACILITY

     Section 2D.1 Acquisition Loans. Upon the terms and subject to the
                  -----------------
conditions of, and in reliance upon the representations and warranties made under, this Agreement, Lender agrees to make Loans (each an "Acquisition Loan"
                                                             ----------------
and collectively "Acquisition Loans") to Borrower, as requested by Borrower at
                  -----------------
any time prior to the date that is 180 days prior to the Termination Date in accordance with the terms of Section 4.4, each in an aggregate principal amount
                             -----------
up to but not exceeding the Acquisition Loan Amount determined for such Loan, provided that the aggregate amount funded by Lender under all Acquisition Loans
--------
shall not exceed $5,000,000. Each Acquisition Loan shall be funded as two separate Loans, one ("Tranche A Acquisition Loan") in an amount equal to the
                      --------------------------
Tranche A Acquisition Loan Amount determined with respect to such Acquisition Loan and the other ("Tranche B Acquisition Loan") in an amount equal to the
                     --------------------------
Tranche B Acquisition Loan Amount determined with respect to such Acquisition Loan. Lender is hereby authorized to record each repayment of principal of each Tranche A Acquisition Loan and Tranche B Acquisition Loan in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

     Section 2D.2 Repayment of Acquisition Loans.
                  ------------------------------

          (a) Repayment of Tranche A Acquisition Loans. The aggregate amount of
              ----------------------------------------
     the Tranche A Acquisition Loans will be repaid as follows: (a) in monthly installments payable on each Payment Date in an amount equal to the Tranche A Acquisition Loan Amortization Payment, plus accrued and unpaid interest; and (b) a final payment equal to all outstanding principal and accrued interest payable on the Termination Date. Borrower may prepay the Tranche A Acquisition Loans, in whole or in part, at time prior to maturity without penalty.

          (b) Repayment of Tranche B Acquisition Loans. The aggregate amount of
              ----------------------------------------
     the Tranche B Acquisition Loans will be repaid as follows: (a) in monthly installments payable on each Payment Date in an amount equal to the Tranche B Acquisition Loan Amortization Amount, plus accrued and unpaid interest; and (b) a final payment equal to all outstanding principal and accrued interest payable on the Termination Date. Borrower may prepay the Tranche B Acquisition Loans, in whole or in part, at time prior to maturity without penalty.

     Section 2D.3 Acquisition Loan Notes.
                  ----------------------

          (a) Acquisition Loan Note A. The Tranche A Acquisition Loans and the
              -----------------------
     obligation of Borrower to repay the Tranche A Acquisition Loans shall be evidenced by the Acquisition Loan Note A, which shall be dated, executed and delivered as of the Agreement Date.

          (b) Acquisition Loan Note B. The Tranche B Acquisition Loans and the
              -----------------------
     obligation of Borrower to repay the Tranche B Acquisition Loans shall be evidenced by the Acquisition Loan Note B, which shall be dated, executed and delivered as of the Agreement Date.

     Section 2D.4 Manner of Borrowing. Borrower shall give Lender prior written
                  -------------------
notice of a request for any Acquisition Loan, in the manner specified below, therein specifying the amount of the requested Borrowing, the proposed Funding Date and providing Lender with such information as Lender may request in order to determine the Tranche A Acquisition Loan Amount and the Tranche B Acquisition Loan Amount, respectively, for such Acquisition Loan. In order to request an Acquisition Loan, Borrower shall:

          (a) Not later than sixty (60) days prior to the requested Funding Date for such Acquisition Loan, deliver to Lender all items required by Section
                                                                        -------
     4.4 with respect to such Acquisition Loan; and
     ---

          (b) Borrower shall notify Lender of its intention to request funding of an Acquisition Loan, which notice must be received by prior to 11 a.m., Dallas, Texas time) two (2) Business Days prior to the requested Funding Date, specifying:

              (i) the amount of the Borrowing (which, if a LIBOR Rate Loan, shall be in an amount that is not less than $1,000,000 or an integral multiple of $100,000 in excess thereof);

              (ii)   the requested Funding Date, which shall be a Business Day;

              (iii) the amount of any Base Rate Loan and LIBOR Rate Loan included therein, respectively; and

              (iv) the duration of the Interest Period with respect to any LIBOR Rate Loan. If the Notice of Borrowing fails to specify the duration of the Interest Period for a LIBOR Rate Loan, such Interest Period shall be one month.

     Section 2C.5 Disbursement. Proceeds of Acquisition Loans shall be disbursed
                  ------------
by Lender pursuant to Borrower's written instructions, provided, that Lender may require that such proceeds, or any portion thereof, shall be disbursed directly to any Person to whom Borrower is indebted in connection with the purposes provided by Section 8.6.
--------    -----------

                   ARTICLE 3A - INTEREST AND FEES

     Section 3A.1 Interest.
                  --------

          (a) All outstanding Secured Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on accrued interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate as provided herein, as applicable, but not to exceed the Maximum Rate. Any of the Loans may be converted into, or continued as, Base Rate Loans or LIBOR Rate Loans subject to, and in the manner provided in,
     Section 3A.2. If at any time Loans are outstanding with respect to which
     ------------
     notice has not been delivered to Lender in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Base Rate Loans and shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to Lender in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Secured Obligations shall bear interest as follows:

              (i) For all Base Rate Revolving Credit Loans and other Secured Obligations (other than Base Rate Term Loans, Base Rate Capex Loans, Base Rate Tranche A Acquisition Loans, Base Rate Tranche B Acquisition Loans and LIBOR Rate Loans) at a fluctuating per annum rate equal to the lesser of (A) the Base Rate plus the Applicable Margin for Base Rate Revolving Credit Loans or (B) the Maximum Rate;

              (ii) For all Base Rate Term Loans at a fluctuating per annum rate equal to the lesser of (A) the Base Rate plus the Applicable Margin for Base Rate Term Loans or (B) the Maximum Rate;

              (iii) For all Base Rate Capex Loans at a fluctuating per annum rate equal to the lesser of (A) the Base Rate plus the Applicable Margin for Base Rate Capex Loans or (B) the Maximum Rate;

              (iv) For Base Rate Tranche A Acquisition Loans at a fluctuating per annum rate equal to the lesser of (A) the Base Rate plus the Applicable Margin for Base Rate Tranche A Acquisition Loans or (B) the Maximum Rate;

              (v) For Base Rate Tranche B Acquisition Loans at a fluctuating per annum rate equal to the lesser of (A) the Base Rate plus the Applicable Margin for Base Rate Tranche B Acquisition Loans or (B) the Maximum Rate;

              (vi) For all LIBOR Revolving Credit Loans at a per annum rate equal to the lesser of (A) the LIBOR Rate plus the Applicable Margin for LIBOR Revolving Credit Loans or (B) the Maximum Rate;

              (vii) For all LIBOR Rate Term Loans at a fluctuating per annum rate equal to the lesser of (A) the LIBOR Rate plus the Applicable Margin for LIBOR Rate Term Loans or (B) the Maximum Rate;

              (viii) For all LIBOR Rate Capex Loans at a fluctuating per annum rate equal to the lesser of (A) the LIBOR Rate plus the Applicable Margin for LIBOR Rate Capex Loans or (B) the Maximum Rate;

              (ix) For LIBOR Rate Tranche A Acquisition Loans at a fluctuating per annum rate equal to the lesser of (A) the LIBOR Rate plus the Applicable Margin for LIBOR Rate Tranche A Acquisition Loans or (B) the Maximum Rate; and

              (x) For LIBOR Rate Tranche B Acquisition Loans at a fluctuating per annum rate equal to the lesser of (A) the LIBOR Rate plus the Applicable Margin for LIBOR Rate Tranche B Acquisition Loans or (B) the Maximum Rate.

      Each change in the Base Rate shall be reflected in the interest rate described in clauses (i) through (v) above as of the effective date of
                   -----------         ---
      such change. Subject to Section 3A.5, all interest charges shall be
                              ------------
      computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest accrued on all Loans will be payable in arrears
      (A) with respect to Base Rate Loans, on the next Business Day following the last day of each calendar month and (B) with respect to LIBOR Rate Loans, on the last day of each corresponding Interest Period and, in the case of an Interest Period of greater than three months, at three-month intervals after the first day of such Interest Period, in each case continuing until all Secured Obligations have been irrevocably paid in full..

          (b) Default Rate; Judgment Rate. If any Default or Event of Default
              ---------------------------
     occurs and is continuing and Lender in its discretion so elects, then, while any such Default or Event of Default is continuing, all of the Secured Obligations shall bear interest at a rate per annum equal to the lesser of (i) the Default Rate applicable thereto or (ii) the Maximum Rate. It is agreed that any judgement entered by a court in favor of Lender against Borrower for payment of the Secured Obligations, or any part thereof, shall provide for post-judgment interest on the amount thereof at a rate equal to the Maximum Rate.

     Section 3A.2 Conversion and Continuation Elections.
                  -------------------------------------
          (a) Borrower may, upon irrevocable written notice to Lender in accordance with Section 3A.2(b):
                     ---------------

              (i) elect, as of any Business Day, in the case of Base Rate Loans to convert any such Loans (or any part thereof in an amount not less than $500,000, or that is in an integral multiple of $100,000 in excess thereof) into LIBOR Rate Loans of the same Facility Type; or

              (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $500,000, or that is in an integral multiple of $100,000 in excess thereof);

     provided, that if at any time the aggregate amount of LIBOR Rate Loans in
     --------
     respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $500,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of Borrower to continue such Loans as, and convert such Loans into, LIBOR Rate Loans, as the case may be, shall terminate, provided further,
                                                            -------- -------
     that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

          (b) Borrower shall deliver a notice of conversion/continuation in the form of Exhibit J (a "Notice of Conversion/Continuation") to be received by
            ---------     ---------------------------------
    Lender not later than 11:00 a.m. (Dallas, Texas time) at least three (3) Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

              (i)     the proposed Conversion/Continuation Date;

              (ii) the Facility Type and Rate Type of Loans to be converted or renewed, and in each case the aggregate amount thereof;

              (iii) the Facility Type and Rate Type of Loans resulting from the proposed conversion or continuation, and in each case the aggregate amount thereof; and

              (iv)    the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to any LIBOR Rate Loan, Borrower has failed to select timely a new Interest Period to be applicable to such LIBOR Rate Loan or if any Default or Event of Default then exists, Borrower shall be deemed to have elected to convert such LIBOR Rate Loan into a Base Rate Loan of the same Facility Type effective as of the expiration date of such Interest Period.

          (d) During the existence of a Default or Event of Default, Borrower may not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

          (e) After giving effect to any conversion or continuation of Loans, there may not be more than three (3) different Interest Periods in effect.

     Section 3A.3 Maximum Interest Rate. If, in any month, the Effective
                  ---------------------
Interest Rate, absent such limitation, would have exceeded the Maximum Rate, then the Effective Interest Rate for that month shall be the Maximum Rate, and if, in future months, the Effective Interest Rate would otherwise be less than the Maximum Rate, then the Effective Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In this connection, in the event that, upon payment in full of the Secured Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued if the Effective Interest Rate had at all times been in effect, then Borrower shall, to the extent permitted by applicable law, pay to Lender an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued had the Effective Interest Rate, at all times, been in effect, and (ii) the amount of interest actually paid or accrued under this Agreement. In the event Lender receives, collects or applies as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of the principal balance of the applicable Secured Obligation, and, if no such principal is then outstanding, such excess or part thereof remaining shall be paid to Borrower.

     Section 3A.4 Fees. Subject to Section 3A.5, Borrower agrees as follows:
                  ----             ------------
          (a) Origination Fee. As additional consideration for the extensions of
              ---------------
     credit provided by this Agreement, Borrower shall pay to Lender, in addition to any interest due under this Agreement:

               (i) On the Agreement Date, a fee in an amount equal to $58,000; and

               (ii) At the time of the first Borrowing of an Acquisition Loan, a fee in the amount of $50,000.

     The origination fees provided for herein shall compensate Lender for the internal costs associated with the origination, structuring, processing, approving and closing of the transactions contemplated by this Agreement, including, but not limited to, administrative, general overhead and lost opportunity costs, but not including any out-of-pocket expenses for which Borrower has agreed to reimburse Lender.

          (b) Letter of Credit Fees. As consideration for the issuance by Lender
              ---------------------
     of a Letter of Credit, Borrower agrees to pay to Lender all applicable Letter of Credit Fees. Such fees shall be payable to Lender in advance on the date of issuance of each Letter of Credit and shall be calculated according to the face amount of such Letter of Credit based on its stated term. Letter of Credit Fees shall be as follows: one and one-half percent (1.5 %) per annum of the face amount of each Letter of Credit subject to payment of Lender's applicable minimum fee for issuance of letters of credit; provided, that at
                                                               --------
     any time when any Default or Event of Default is in existence, at Lender's discretion the forgoing percentage for determining the Letter of Credit Fee shall increase by an additional two percent (2.0%). Such fees shall be payable to Lender in advance on the date of issuance of each Letter of Credit and shall be calculated according to the face amount of such Letter of Credit based on its stated term. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

          (c) General. All fees shall be fully earned by Lender when due and
              -------
     payable and, except as otherwise set forth herein, shall not be subject to refund or rebate. All fees are for compensation for services and are not, and shall not be deemed to be, interest or a charge for the use of money.

     Section 3A.5 Interest Limitation. Lender and Borrower each acknowledges,
                  -------------------
agrees, and declares that it is its intention to expressly comply with all applicable laws in respect of limitations on the amount or rate of interest that can legally be contracted for, charged, or received under or in connection with the Loan Documents. Notwithstanding anything to the contrary contained in any Loan Document (even if any such provision expressly declares that it controls all other provision of the Loan Documents), in no contingency or event whatsoever shall the amount of interest (including the aggregate of all charges, fees, benefits, or other compensation which constitutes interest under any applicable laws) under the Loan Documents paid by Borrower, received by Lender, agreed to be paid by Borrower, or requested or demanded to be paid by Lender, exceed the Maximum Rate, and all provisions of the Loan Documents in respect of the contracting for, charging, or receiving compensation for the use, forbearance, or detention of money shall be limited as provided by this Section 3A.5. In the event any such interest is paid to Lender by Borrower in an amount or at a rate which would exceed the Maximum Rate, Lender shall automatically apply such excess to any unpaid amount of the Secured Obligations other than interest, in inverse order of maturity, or if the amount of such excess exceeds said unpaid amount, such excess shall be paid to Borrower. All interest paid, or agreed to be paid, by Borrower, or taken, reserved, or received by Lender, shall be amortized, prorated, spread, and allocated in respect of the Secured Obligations throughout the full term of this Agreement. Notwithstanding any provision contained in any of the Loan Documents, or in any other related documents executed pursuant hereto, Lender shall never be entitled to charge, receive, take, reserve, collect, or apply as interest any amount which, together with all other interest under the Loan Documents would result in a rate of interest under the Loan Documents in excess of the Maximum Rate and, in the event Lender ever charges, receives, takes, reserves, collects, or applies any amount in respect of Borrower that otherwise would, together with all other interest under the Loan Documents, be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Secured Obligations and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. Borrowers and Lender shall, to the maximum extent permitted under any applicable laws, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge, expense, or reimbursement for a third-party expense rather than as interest and (ii) exclude prepayments, acceleration, and the effect thereof. Nothing in any Loan Document shall be construed or so operate as to require or obligate Borrower to pay any interest, fees, costs, or charges greater than is permitted by any applicable laws. Subject to the foregoing, Borrower agrees that the actual effective rate of interest from time to time existing under the Loan Documents, including all amounts agreed to by Borrower or charged or received by Lender pursuant to and in accordance with the Loan Documents, which may be deemed to be interest under any applicable laws, shall be deemed to be a rate which is agreed to and stipulated by Borrower and Lender in accordance with applicable law.

                ARTICLE 3B - GENERAL LOAN PROVISIONS

     Section 3B.1 Manner of Payment.
                  -----------------

          (a) Each payment (including prepayments) by Borrower on account of the principal of or interest on the Loans or of any fee or other amounts payable to Lender under the Loan Documents shall be made not later than 1:30 p.m., Dallas, Texas time on the date specified for payment under this Agreement (or if such day is not a Business Day, the next succeeding Business Day) to Lender at Lender's Office, in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever.

          (b) Borrower hereby irrevocably authorizes Lender and each Affiliate of Lender to charge any account of Borrower maintained with Lender or such Affiliate with such amounts as may be necessary from time to time to pay any Secured Obligations which are not paid when due.

     Section 3B.2 Statements of Account. Lender will account to Borrower within
                  ---------------------
30 days after the end of each calendar month with a statement of Loans, charges and payments made pursuant to this Agreement during such calendar month, and such account rendered by Lender shall be deemed an account stated as between Borrower and Lender and shall be deemed final, binding and conclusive unless Lender is notified by Borrower in writing to the contrary within 60 days after the date such account is delivered to Borrower, save for manifest error. Any such notice shall be deemed an objection only to those items specifically objected to therein. Failure of Lender to render such account shall in no way affect its rights hereunder.

     Section 3B.3 Termination of Agreement.
                  ------------------------

          (a) Termination Date. On the Termination Date the amount of the
              ----------------
     Revolving Credit Facility shall be automatically reduced to zero, the facilities for Term Loans, Capex Loans and Acquisition Loans shall terminate and no further Loans shall be made on and after such date.

          (b) Termination of Agreement. Borrower shall have the right, at any
              ------------------------
     time, to terminate this Agreement upon not less than 60 Business Days' prior written notice to Lender of Borrower's intention to terminate this Agreement, which notice shall specify the effective date of such termination. On the date specified in such notice, such termination shall be effected; provided, however, that Borrower shall, on or prior to such
                  --------
     day, pay to Lender, in same day funds, an amount equal to the aggregate amount of all Loans outstanding on such date, together with accrued interest thereon, all fees payable pursuant to Section 3A.4 accrued from
                                                    ------------
     the date last paid through the effective date of termination, any amounts payable to Lender pursuant to the other provisions of this Agreement, including, without limitation, Sections 3B.6, 11.2, 12.12 and 12.13, any and all other Secured
                 -------------  ----  -----     -----
     Obligations then outstanding, an amount equal to the Letter of Credit Reserve to be held by Lender as cash collateral security for the payment of and to be applied to the payment of any amounts which may thereafter become due with respect to any Letter of Credit, provide Lender with an indemnification agreement in form and substance satisfactory to Lender with respect to returned and dishonored items and such other matters as Lender shall require and, if the termination occurs prior to the Termination Date in effect at such time, an early termination fee computed as follows: (A) $1,500,000 if such termination occurs on or prior to the first Anniversary Date and (B) $1,000,000 if such termination occurs after the first Anniversary Date but on or prior to the second Anniversary Date. No early termination fee will apply if the termination is financed by another division of Lender.

     Section 3B.4 Extension of Facility. This Agreement shall continue in full
                  ---------------------
force and effect for a period of three (3) years from the Agreement Date (the "Initial Term"), and for successive one (1) year periods thereafter (each such
 ------------
successive period being referred to herein as the "Extended Term"), until
                                                   -------------
terminated by either Borrower or Lender giving to the other written notice of the desired termination of this Agreement not less than sixty (60) days prior to the last day of the Initial Term or Extended Term, as the case may be, on which such termination is to be effective, provided, that termination under this
                                     --------
Section 3B.4 can be effective only on the last day of such Initial Term or any
------------
Extended Term, as the case may be, conditioned upon full payment of all Secured Obligations. Unless otherwise agreed by Lender, no such notice of termination shall result in the release of the Secured Obligations or any Collateral or affect the Security Interest or release any rights or obligations accrued hereunder prior to the stated effective date of such termination and full payment of all Secured Obligations.

     Section 3B.5 Application of Prepayments. Voluntary prepayments on Loans
                  --------------------------
other than Revolving Loans shall be applied first to unpaid accrued interest, costs, fees or expenses then due and owing to Lender by Borrower under the Loan Documents, and thereafter as Borrower may direct in writing at the time of tendering same, in each such case to principal in inverse order of maturity.

     Section 3B.6 Taxes, Yield Protection and Illegality.
                  --------------------------------------

          (a) Taxes.
              -----

              (i) Any and all payments by Borrower to Lender under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, Borrower shall pay all Other Taxes.

              (ii) Borrower agrees to indemnify and hold harmless Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by Lender and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date Lender makes written demand therefor.

              (iii) If Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to Lender then:

                    (A) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                   (B) Borrower shall make such deductions and withholdings;

                   (C) Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                   (D) Borrower shall also pay to Lender, at the time interest is paid, all additional amounts which Lender specifies as necessary to preserve the after-tax yield Lender would have received if such Taxes or Other Taxes had not been imposed.

          (iv) Within 30 days after the date of any payment by Borrower of Taxes or Other Taxes, Borrower shall furnish Lender the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Lender.

          (v) If Borrower is required to pay additional amounts to Lender pursuant to Section 3B.6(c), then Lender shall use reasonable efforts
                 ---------------
     (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by Borrower which may thereafter accrue, if such change in the judgment of Lender is not otherwise disadvantageous to Lender.

     (b)  Illegality.
          ----------

          (i) If Lender determines that the introduction of any applicable laws, or any change in any applicable laws, or in the interpretation or administration of any applicable laws, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by Lender to Borrower, any obligation of Lender to make LIBOR Rate Loans shall be suspended until Lender notifies Borrower that the circumstances giving rise to such determination no longer exist.

          (ii) If Lender determines that it is unlawful to maintain any LIBOR Rate Loan, Borrower shall, upon its receipt of notice of such fact and demand from Lender, prepay in full such LIBOR Rate Loans then outstanding, together with interest accrued thereon and amounts required under Section
                                                                       -------
     3B.6.(d), either on the
     --------
     last day of the Interest Period thereof, if Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if Lender may not lawfully continue to maintain such LIBOR Rate Loan. If Borrower is required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

          (c) Increased Costs and Reduction of Return.
              ---------------------------------------

              (i) If Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then Borrower shall be liable for, and shall from time to time, upon demand, pay to Lender additional amounts as are sufficient to compensate Lender for such increased costs.

              (ii) If Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by Lender or any corporation or other entity controlling Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by Lender or any corporation or other entity controlling Lender and (taking into consideration Lender's or such corporation's or other entity's policies with respect to capital adequacy and Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its commitments, loans, credits or obligations under this Agreement, then, upon demand of Lender to Borrower, Borrower shall pay to Lender, from time to time as specified by Lender, additional amounts sufficient to compensate Lender for such increase.

          (d) Funding Losses. Borrower shall reimburse Lender and hold each
              --------------
     Lender harmless from any loss or expense which Lender may sustain or incur as a consequence of:

              (i) the failure of Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

              (ii) the failure of Borrower to borrow, continue or convert a Loan after Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

              (iii) the prepayment or other payment (including after acceleration thereof) of a LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

          including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

          (e) Inability to Determine Rates. If Lender determines that for any
              ----------------------------
     reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to Lender of funding such Loan, Lender will promptly so notify Borrower. Thereafter, the obligation of Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until Lender revokes such notice in writing. Upon receipt of such notice, Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If Borrower does not revoke any such Notice of Borrowing or Notice of Conversion/Continuation, Lender shall make, convert or continue the Loans, as proposed by Borrower, in the amount specified in the applicable Notice of Borrowing or Notice of Conversion/Continuation submitted by Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

          (f) Certificates of Lender. If Lender claims reimbursement or
              ----------------------
     compensation under this Article 3B it shall deliver to Borrower a
                             ----------
     certificate setting forth in reasonable detail the amount payable to Lender hereunder and such certificate shall be conclusive and binding on Borrower in the absence of manifest error.

          (g) Survival. The agreements and obligations of Borrower in this
              --------
     Section 3B.6 shall survive the payment of all other Secured Obligations.
     ------------

                  ARTICLE 4 - CONDITIONS PRECEDENT

     Section 4.1 General Conditions. Notwithstanding any other provision of this
                 ------------------
Agreement, Lender's obligation to make Loans is subject to the fulfillment of each of the following conditions prior to or contemporaneously with the making of such Loan:

          (a) Closing Documents. Lender shall have received each of the
              -----------------
     following documents, all of which shall be satisfactory in form and substance to Lender and its counsel:

               (1)   this Agreement, duly executed and delivered by Borrower;

               (2) the Revolving Credit Note, the Equipment Term Note, the Capex Note, the Modification Agreement, Acquisition Loan Note A and Acquisition Loan Note B, each dated the Agreement Date and duly executed and delivered by Borrower;

               (3) a Guaranty Agreement, dated the Agreement Date and duly executed and delivered by each Guarantor;

               (4) a certificate of the corporate secretary of Borrower certifying that (i) the articles of incorporation and by-laws of Borrower and each Guarantor previously certified to Lender in connection with the Prior Loan Agreement each remains in full force and effect and has not been amended or otherwise modified since the time of such delivery to Lender and (ii) Borrower and each Guarantor is in good standing in the jurisdiction of its incorporation and in each other jurisdiction in which it is qualified as a foreign corporation to transact business;

               (5) certified copies of all corporate action, including stockholder approval, if necessary, taken by Borrower and each Guarantor to authorize the execution, delivery and performance of this Agreement and each other Loan Documents, if any, to be executed by it in connection therewith and, with respect to Borrower, the borrowings under this Agreement;

               (6) certificates of incumbency and specimen signatures with respect to each of the officers of Borrower and such Guarantor who is authorized to execute and deliver each of the Loan Documents on behalf of such Person or any document, certificate or instrument to be delivered in connection with such Loan Documents and, with respect to Borrower, to request borrowings under this Agreement;

               (7) all Financing Statements and amendments to Financing Statements, if any, as may be requested by Lender, duly executed and delivered by Borrower and Guarantors as applicable;

               (8) a certificate of the President of Borrower stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, (a) all of the representations and warranties made or deemed to be made under this Agreement are true and correct as of the Agreement Date, both with and without giving effect to the Revolving Credit Loans to be made at such time and the application of the proceeds thereof, and (b) no Default or Event of Default exists;

               (9) a signed opinion of counsel for Borrower and the Guarantors opining as to such matters in connection with this Agreement as Lender may reasonably request;

               (10) a Pledge Agreement duly executed and accompanied by original stock certificates and stock powers executed in blank for all Subsidiaries of Borrower; and

               (11) copies of any other Loan Documents duly executed by the parties thereto with evidence satisfactory to Lender and its counsel of the due authorization, binding effect and enforceability of each such Loan Document on each such party and such other documents and instruments, as Lender may reasonably request;

          (b) No Injunctions, Etc. No action, proceeding, investigation,
              -------------------
     regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit or to obtain substantial damages in respect of or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby or which, in Lender's good faith discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement.

          (c) Material Adverse Change. As of the Agreement Date, there shall not
              -----------------------
     have occurred any change which, in Lender's good faith discretion, has had or may have a Materially Adverse Effect as compared to the condition of Borrower and its Subsidiaries as a whole presented to Lender by the most recent audited consolidated financial statements of Borrower and its Subsidiaries described in Section 5.1(n) and such other financial and operating information delivered to Lender.

          (d) Security Interests. Lender shall have received evidence
              ------------------
      satisfactory to it of (i) the release and termination of all Liens other than Permitted Liens and (ii) of Lender's first priority perfected Lien in the Collateral.

          (e) Payment of Fees, Costs and Expenses. Borrower shall have paid the
              -----------------------------------
     fee required by Section 3A.4(a)(i) and all costs and expenses, including
                     ------------------
     without limitation, reasonable attorneys fees, incurred by Lender in connection with the preparation, negotiation and execution of this Agreement and the other Loan Documents.

     Section 4.2 Capex Loans. Lender's obligation to make Capex Loans is subject
                 -----------
to the fulfillment of each of the following additional conditions prior to or contemporaneously with the making of each such Loan: With respect to all Eligible Purchased Equipment to be financed by such Capex Loan, Lender shall have received, prior to Lender's funding of any such Loan, (i) a purchase order, invoice or other written evidence of the description and purchase price of such Eligible Purchased Equipment, and such other information as may be requested by Agent with respect thereto and (ii) evidence satisfactory to Lender that, after giving effect to such Capex Loan, such Eligible Purchased Equipment will be free and clear of all Liens other than the Security Interest.

     Section 4.3 Real Estate Term Loan B; Real Estate Term Loan C. Lender's
                 ------------------------------------------------
obligation to make Real Estate Term Loan B and Real Estate Term Loan C, respectively, is subject to the fulfillment of each of the following additional conditions, as applicable, prior to or contemporaneously with the making of such
Loan:

          (a) Closing Documents. Lender shall have received each of the
              -----------------
     following items in form and substance satisfactory to Lender: With respect to a request for Real Estate Term Loan B, Real Estate Term Note B, and with respect to a request for Real Estate Term Loan C, Real Estate Term Note C, in each case dated, executed and delivered as of the Funding Date thereof.

          (b) Real Estate Matters. Lender shall have received each of the
              -------------------
     following with respect to each parcel of Real Estate which is the object of, or in which Borrower is to acquire any interest in connection with, Real Estate Term Loan B or Real Estate Term Loan C, as applicable, in each case in form and substance satisfactory to Lender:

              (i) an appraisal prepared by a credentialed appraiser acceptable to Lender, on a valuation basis satisfactory to Lender; in form required by Lender's internal policies and applicable laws and otherwise in form and substance satisfactory to Lender

              (ii) a Mortgage in proper form for recording in the jurisdiction in which such Real Estate is located;

              (iii) a policy of mortgagee's title insurance in an amount acceptable to Lender and containing no exceptions other than those which are acceptable to Lender;

              (iv) a survey prepared by a credentialed surveyor acceptable to Lender, certified to Lender as required by Lender's internal policies;

              (v) environmental site assessments prepared by environmental consultants, in form and substance acceptable to Lender;

              (vi) releases of mechanics and materialmen's liens or other lien waivers as Lender may request, together with evidence that any and all Liens claimed by any Person other than Lender in respect of such Real Estate have been released, in each case in form and substance satisfactory to Lender;

              (vii) such information in respect of Eligible Term Loan B Real Estate or Eligible Term Loan C Real Estate, as the case may be, and improvements to be financed or refinanced with proceeds of Real Estate Loan B, or financed with proceeds of Real Estate Term Loan C, as the case may be, as Lender may request; and

              (viii) such other information, documentation, and certifications, in form and substance satisfactory to Lender, as may be required by Lender.

     Section 4.4 Acquisition Loans. Lender's obligation to make an Acquisition
                 -----------------
Loan in connection with any Acquisition is subject to the fulfillment of each of the following additional conditions prior to or contemporaneously with the making of such Loan:

          (a) Real Estate and Equipment Appraisals. With respect to all Real
              ------------------------------------
     Estate that is proposed as Eligible Acquired Real Estate and all Equipment that is proposed as Eligible Acquired Equipment in connection with such Acquisition, Lender shall have received an appraisal prepared by a credentialed appraiser acceptable to Lender, on a valuation basis satisfactory to Lender, in form required by Lender's internal policies and applicable laws and otherwise in form and substance satisfactory to Lender

          (b) Real Estate Matters. Lender shall have received each of the
              -------------------
     following with respect to each parcel of Real Estate which is proposed as Eligible Acquired Real Estate in connection with such Acquisition, in each case in form and substance satisfactory to Lender:

              (i) an appraisal prepared by a credentialed appraiser acceptable to Lender, on a valuation basis satisfactory to Lender; in form required by Lender's internal policies and applicable laws and otherwise in form and substance satisfactory to Lender

              (ii) a Mortgage, duly executed by Borrower or the applicable Acquired Subsidiary, as the case may be, in proper form for recording in the jurisdiction in which such Real Estate is located;

              (iii) a policy of mortgagee's title insurance in an amount acceptable to Lender and containing no exceptions other than those which are acceptable to Lender;

              (iv) a survey prepared by a credentialed surveyor acceptable to Lender, certified to Lender as required by Lender's internal policies;

              (v) environmental site assessments prepared by environmental consultants acceptable to Lender; and

              (vi) such information in respect of such Real Estate as Lender may request.

          (c) Receivables and Inventory. With respect to all Receivables and
              -------------------------
     Inventory proposed to be acquired in connection with such Acquisition, or which is owned by a Person that becomes an Acquired Subsidiary as a result of such Acquisition, Lender shall have received such information as Lender may request in order to calculate the amount determinable under clause (B)
                                                                     ----------
     of the definition of "Acquisition Loan Amount."


          (d) Field Examination. Unless otherwise agreed by Lender in writing,
              -----------------
     Lender shall have completed an audit and field examination with respect to Borrower and the Business Unit or Investment to be acquired in connection with such Acquisition and the results thereof shall be satisfactory to Lender.

          (e) Acquisition Agreement. Lender shall have received a true and
              ---------------------
     complete copy of the purchase agreement or other agreement evidencing or governing such Acquisition, with all schedules and exhibits, together with all agreements, instruments, authorizations, opinions and certifications executed and delivered in connection therewith, in form and substance satisfactory to Lender.

          (f) Permitted Acquisition. Such Acquisition shall be a Permitted
              ---------------------
     Acquisition.

          (g) Fee. Lender shall have the fee payable under Section 3A.4(a)(ii).
              ---

          (h) Other. Such other information, documentation, and certifications,
              -----
     in form and substance satisfactory to Lender, as may be required by Lender.

     Section 4.5 All Loans. At the time of making of each Loan:
                 ---------

          (a) all of the representations and warranties made or deemed to be made under this Agreement shall be true and correct at such time both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof, except that representations and warranties which, by their terms, are applicable only to the Agreement Date shall be required to be true and correct only as of the Agreement Date;

          (b) no Default or Event of Default shall have occurred and be continuing, or shall result from such Loan, and no other event or condition which would be the subject of a required notice under Section 9.4 shall be in existence;

          (c) the corporate actions of Borrower referred to in Section 4.1(a)(4) shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to
     Section 4.1(a)(5) or as subsequently modified and reflected in a certificate of incumbency delivered to Lender; and

          (d) Lender may, without waiving any condition, consider the conditions specified in subparagraphs (a), (b) and (c) of this Section 4.2 fulfilled
                  -----------------  ---     ---         -----------
     and a representation by Borrower to such effect made if no written notice to the contrary is received by Lender from Borrower prior to the making of the Loans then to be made.

      ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF BORROWER

     Section 5.1 Representations and Warranties. Borrower represents and warrants to Lender as follows:

          (a) Organization; Power; Qualification. Borrower and each of its
              ----------------------------------
     Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which failure to be so qualified and authorized would have a Materially Adverse Effect. The jurisdictions in which Borrower and each of its Subsidiaries is qualified to do business as a foreign corporation are listed on Schedule
                                                                     --------
     5.1(a).
     ------

          (b) Subsidiaries of Borrower. Borrower has no Subsidiaries except
              ------------------------
     those which are listed on Schedule 5.1(b). The outstanding stock of
                               ---------------
     Borrower has been duly and validly issued and is fully paid and nonassessable.

          (c) Authorization of Agreement, Note, Loan Documents and Borrowing.
              --------------------------------------------------------------
     Borrower and each Guarantor have the right and power and has taken all necessary action to authorize such Person to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and, with respect to Borrower, to borrow hereunder. Each of the Loan Documents have been duly executed and delivered by the duly authorized officers of Borrower or such Guarantor, as applicable, and each is, or when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of Borrower or such Guarantor, as applicable, enforceable in accordance with its terms.

          (d) Compliance of Agreement, Note, Loan Documents and Borrowing with
              ----------------------------------------------------------------
   Laws, Etc. The execution, delivery and performance of the other Documents in
   ---------
   accordance with their respective terms and, the borrowings hereunder do not and will not, by the passage of time, the giving of notice or otherwise,

              (i) require any Governmental Approval or violate any applicable law relating to Borrower, any Guarantor or any of Borrower's or any Guarantor's Affiliates, (ii) conflict with, result in a breach of or constitute a default under (A) the articles or certificate of incorporation or by-laws of Borrower or any Guarantor, (B) any indenture, agreement or other instrument to which Borrower or any Guarantor is a party or by which any of its property may be bound or
          (C) any Governmental Approval relating to Borrower or any Guarantor, or,

              (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower or any Guarantor other than the Security Interest.

          (e) Business. Borrower and each of its Subsidiaries are engaged
              --------
     principally in the business described on Schedule 5.1(e).
                                              ---------------

          (f) Compliance with Law; Governmental Approvals. Except as set forth
              -------------------------------------------
     in Schedule 5.1(f), each of Borrower and each of its Subsidiaries (i) has
        ---------------
     all Governmental Approvals, including permits relating to federal, state and local Environmental Laws, ordinances and regulations required by any applicable law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of Borrower or such Subsidiary, as applicable, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other applicable laws relating to it, including, without being limited to, all Environmental Laws and all occupational health and safety laws applicable to Borrower or such Subsidiary or its properties, except for instances of noncompliance which would not, singly or in the aggregate, cause a Default or Event of Default or have a Materially Adverse Effect and in respect of which adequate reserves have been established on the books of Borrower or such Subsidiary, as applicable. Without limiting the forgoing, except as otherwise disclosed on Schedule 5.1(f):
        ---------------

              (i) Borrower has complied in all material respects with all Environmental Laws and neither Borrower nor any of its presently owned real property or presently conducted operations, nor its previously owned real property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental

          Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

              (ii) Borrower has obtained all permits necessary for its current operations under Environmental Laws, and all such permits are in good standing and each Borrower is in compliance with all material terms and conditions of such permits.

              (iii) Neither Borrower, nor to the best of Borrower's knowledge any of its predecessors in interest, has in violation of any Environmental Law stored, treated, or disposed of any hazardous waste.

              (iv) Borrower has not received any summons, complaint, order, or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

              (v) To the best of Borrowers' knowledge, none of the present or past operations of Borrower is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

              (vi) Except as described in Schedule 5.1 (f), there is not now, nor to the best of Borrower's knowledge has there ever been on or in the Real Estate of Borrower:

                       (A) any underground storage tanks or surface
              impoundments,

                       (B) any asbestos-containing material, or

                       (C) any polychlorinated biphenyls (PCBs) used in
              hydraulic oils, electrical transformers, or other equipment.

              (vii) Borrower has not filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment.

              (viii) Borrower has not entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on Borrower with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

              (ix) None of the products manufactured, distributed, or sold by Borrower contains asbestos containing material.

              (x) No Environmental Lien has attached to the Real Estate of Borrower or any Subsidiary of Borrower.

          (g) Titles to Properties. Except as set forth in Schedule 5.1(g), each
              --------------------                         ---------------
     of Borrower and each of its Subsidiaries has valid and legal title to or a valid leasehold interest in all personal property and assets used in or necessary to the conduct of Borrower's or such Subsidiary's business, as applicable, including, but not limited to, those reflected on the consolidated balance sheet of Borrower and its Subsidiaries delivered pursuant to Section 5.1(n)(ii).
                 ------------------

          (h) Real Estate; Leases. Schedule 5.1(h) sets forth, as of the
              -------------------  ---------------
     Agreement Date, a correct and complete list of all Real Estate owned by Borrower, all leases and subleases of real or personal property by Borrower as lessee or sublessee (other than leases of personal property as to which it is lessee or sublessee for which the value of such personal property is less than $100,000), and all leases and subleases of real or personal property by Borrower as lessor or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists.

          (i) Liens. Except as set forth in Schedule 5.1(i), none of the
              -----
     properties and assets of Borrower or any Subsidiary of Borrower is subject to any Lien, except Permitted Liens. Other than the Financing Statements, no financing statement under the Uniform Commercial Code of any state which names Borrower or any Subsidiary of Borrower as debtor and which has not been terminated has been filed in any state or other jurisdiction, and Borrower or such Subsidiary, as applicable, has not signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens listed in Schedule 5.1(i) and Permitted Liens.

          (j) Indebtedness and Guaranties. Set forth on Schedule 5.1(j) is a
              ---------------------------               ---------------
     complete and correct listing of all of Borrower's and each of its Subsidiaries Indebtedness for Money Borrowed. Set forth on Schedule 10.3 is
                                                                -------------
     a complete and correct listing of all Guaranties of Borrower or any Subsidiary of Borrower. Neither Borrower nor any Subsidiary of Borrower is in default of any material provision of any agreement evidencing or relating to such any such Indebtedness or Guaranty.

          (k) Litigation. Except as set forth on Schedule 5.1(k), there are no
              ----------                         ---------------
     actions, suits or proceedings pending (nor, to the knowledge of Borrower, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting Borrower or any Subsidiary of Borrower or any of its or any Subsidiary's property in any court or before any arbitrator of any kind or before or by any governmental body which, in any case, could reasonably be expected to cause a Materially Adverse Effect.

          (l) Tax Returns and Payments. Except as set forth on Schedule 5.1(l),
              ------------------------                         ---------------
     all United States federal, state and local and foreign national, provincial and local and all other tax returns of Borrower and each of its Subsidiaries required by applicable law to be filed have been duly filed, and all United States federal, state and local and foreign national, provincial and local and all other taxes, assessments and other governmental charges or levies upon Borrower or any Subsidiary of Borrower and its property, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under
     Section 8.4. The charges, accruals and reserves on the books of Borrower
     -----------
     and each of its Subsidiaries in respect of United States federal, state and local taxes and foreign national, provincial and local taxes for all fiscal years and portions thereof since the organization of Borrower or such Subsidiary, as applicable are in the judgment of Borrower adequate, and neither Borrower nor such Subsidiary, as applicable knows of any reason to anticipate any additional assessments for any of such years which, singly or in the aggregate, might have a Materially Adverse Effect.

          (m) Burdensome Provisions. Neither Borrower nor any of its
              ---------------------
     Subsidiaries is a party to any indenture, agreement, lease or other instrument, or subject to any charter or corporate restriction, Governmental Approval or applicable law, compliance with the terms of which might have a Materially Adverse Effect.

          (n) Financial Statements. Borrower has furnished to Lender a copy of
              --------------------
     the consolidated and consolidating unaudited balance sheet of Borrower and its Subsidiaries as at March 31, 2000, and the related statement of income for the monthly period then ended. Such financial statements are complete and correct and present fairly and in all material respects in accordance with GAAP, the consolidated financial position of Borrower and its Subsidiaries, as at the dates thereof and the results of operations of Borrower and its Subsidiaries for the periods then ended. Except as disclosed or reflected in such financial statements, neither Borrower nor any of its Subsidiaries had any material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of Borrower or any of its Subsidiaries.

          (o) Adverse Change. Since the date of the financial statements
              --------------
     described in clause (i) of Section 5.1(n), (i) no change in the business,
                                --------------
     assets, liabilities, condition (financial or otherwise), results of operations or business prospects of Borrower has occurred that has had, or may have, a Materially Adverse Effect, and (ii) no event has occurred or failed to occur which has had, or may have, a Materially Adverse Effect.

          (p) ERISA Neither Borrower nor any of its Subsidiaries nor any Related
              -----
     Company maintains or contributes to any Benefit Plan other than those listed on Schedule 5.1(p). Each Benefit Plan is in substantial compliance
               ---------------
     with ERISA, and neither Borrower nor any of its Subsidiaries nor any Related Company has received any notice asserting that a Benefit Plan is not in compliance with ERISA. No material liability to the PBGC or to a Multiemployer Plan has been, or is expected by Borrower to be, incurred by Borrower or any of its Subsidiaries or any Related Company.

          (q) Absence of Defaults. Neither Borrower nor any of its Subsidiaries
              -------------------
     is in default under its articles or certificate of incorporation or by-laws, and no event or condition has occurred or exists which has not been remedied, cured or waived (i) that constitutes a Default or an Event of Default or (ii) that constitutes or that, with the passage of time or giving of notice, or both, would constitute a default or event of default by Borrower under any material agreement (other than this Agreement) or judgment, decree or order to which Borrower or such Subsidiary, as applicable, is a party or by which Borrower or such Subsidiary, as applicable, or any of its properties may be bound or which would require Borrower or such Subsidiary, as applicable, to make any payment thereunder prior to the scheduled maturity date therefor.

          (r) Accuracy and Completeness of Information. Borrower has disclosed
              ----------------------------------------
     to Lender all material facts known to Borrower concerning the consolidated financial condition and business operations of Borrower and its Subsidiaries. All written information, reports and other papers and data produced by or on behalf of Borrower and furnished to Lender were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No fact is known to Borrower which has had, or may in the future have (so far as Borrower can foresee), a Materially Adverse Effect which has not been set forth in the financial statements or disclosure delivered prior to the Agreement Date, in each case referred to in Section 5.1(n), or in such written information, reports
                         --------------
     or other papers or data or otherwise disclosed in writing to Lender prior to the Agreement Date. No document furnished or written statement made to Lender by Borrower in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of Borrower or any of its Subsidiaries or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

          (s) Solvency. In each case after giving effect to the Indebtedness
              --------
     represented by the Revolving Credit Loans outstanding and to be incurred and the transactions contemplated by this Agreement, Borrower and each of its Subsidiaries are solvent, having assets of a fair value which exceeds the amount required to pay its respective debts (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured, and each of Borrower and each of its Subsidiaries are able to and anticipates that it will be able to meet its debts as they mature and has adequate capital to conduct the business in which it is or proposes to be engaged.

          (t) Status of Receivables. Each Receivable reflected in the
              ---------------------
     computations included in any Borrowing Base Certificate meets the criteria enumerated in clauses (a) through (o) of the definition of Eligible
                   -----------         ---
     Receivables, except as disclosed in such Borrowing Base Certificate or as disclosed in a timely manner in a subsequent Borrowing Base Certificate or otherwise in writing to Lender.

          (u) Chief Executive Office. The chief executive office of Borrower and
              ----------------------
     each of its Subsidiaries and the books and records relating to the Receivables are located at the address or addresses set forth on Schedule
                                                                      --------
     5.1(u); except as set forth Schedule 5.1(u), neither Borrower nor any of
     ------                      ---------------
     its Subsidiaries has maintained its chief executive office or the books and records relating to any Receivables at any other address at any time during the five years immediately preceding the Agreement Date.

          (v) Status of Inventory. All Inventory included in any Borrowing Base
              -------------------
     Certificate delivered to Lender pursuant to Section 7.13(d) meets the
                                                 ---------------
     criteria enumerated in clauses (a) through (g) of the definition of
                            -----------         ---
     Eligible Inventory, except as disclosed in such Borrowing Base Certificate or in a subsequent Borrowing Base Certificate or as otherwise specifically disclosed in writing to Lender. All Inventory is in good condition, meets all standards imposed by any governmental agency or department or division thereof having regulatory authority over such goods, their use or sale, and is currently either usable or saleable in the normal course of Borrower's or such Subsidiary's business, as applicable, except to the extent reserved against in the financial statements delivered pursuant to Article 9 or as
                                                               ---------
     disclosed on a Schedule of Inventory delivered to Lender pursuant to
     Section 7.13(b). Set forth on Schedule 5.1(v) is the (i) address (including
     ---------------               ---------------
     street, city, county and state) of each facility at which Inventory is located, (ii) the approximate quantity in Dollars of the Inventory customarily located at each such facility, and (iii) if the facility is leased or is a third party warehouse or processor location, the name of the landlord or such third party warehouseman or processor. All Inventory is located on the premises set forth on Schedule 5.1(v) or is in transit to
                                          ---------------
     one of such locations, except as otherwise disclosed in writing to Lender.

          (w) Corporate and Fictitious Names; Trade Names. Except as otherwise
              -------------------------------------------
     disclosed on Schedule 5.1(w), during the one-year period preceding the
                  ---------------
     Agreement Date, neither Borrower nor any Subsidiary of Borrower has been known as or used any corporate or fictitious name other than the corporate name of Borrower or such Subsidiary, as applicable, on the Agreement Date. All trade names or styles under which Borrower, or such Subsidiary, as applicable, sells Inventory or creates Receivables, or to which instruments in payment of Receivables are made payable, are listed on Schedule 5.1(w).
                                                               ---------------

          (x) Federal Regulations. Neither Borrower nor any of its Subsidiaries
              -------------------
     is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System).

          (y) Investment Company Act. Neither Borrower nor any of its
              ----------------------
     Subsidiaries is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

          (z) Employee Relations. Neither Borrower nor any of its Subsidiaries
              ------------------
     is, except as set forth on Schedule 5.1(z), party to any collective bargaining agreement nor has any labor union been recognized as the representative of Borrower's or any Subsidiary's employees; Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other labor disputes involving its employees or those of its Subsidiaries.

          (aa) Intellectual Property. Each of Borrower and each of its
               ---------------------
     Subsidiaries owns or possesses all Intellectual Property required to conduct its business as now and presently planned to be conducted without, to its knowledge, conflict with the rights of others, and Schedule 5.1(aa) lists all Intellectual Property owned by Borrower and its Subsidiaries.

     Section 5.2 Survival of Representations and Warranties, Etc. All
                 -----------------------------------------------
representations and warranties set forth in this Article 5 and all statements contained in any certificate, financial statement or other instrument delivered by or on behalf of Borrower pursuant to or in connection with this Agreement or any of the Loan Documents (including, but not limited to, any such representation, warranty or statement made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the date of each Loan, except that representations and warranties which, by their terms are applicable only to one such date shall be deemed to be made only at and as of such date. All representations and warranties made or deemed to be made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of Lender or any borrowing hereunder.

                    ARTICLE 6 - SECURITY INTEREST

     Section 6.1 Security Interest.
                 -----------------

          (a) To secure the payment, observance and performance of the Secured Obligations, Borrower and each Guarantor hereby mortgages, pledges and assigns all of the Collateral owned by Borrower and each Guarantor to Lender for itself and as agent for any Affiliate of Lender and grants to Lender for itself and as agent for any Affiliate of Lender a continuing security interest in, and a continuing Lien upon, all of the Collateral.

          (b) As security for the Secured Obligations, Borrower shall execute and deliver, and shall cause each Guarantor to execute and deliver, to or for the benefit of Lender one or more Mortgages on all of Borrower's and such Guarantor's Real Estate in which Borrower or such Guarantor has any fee ownership interest.

          (c) As additional security for all of the Secured Obligations, Borrower and each Guarantor grants to Lender for itself and as agent for any Affiliate of Lender a security interest in, and assigns to Lender for itself and as agent for any Affiliate of Lender all of Borrower's and Guarantor's right, title and interest in and to, any deposits or other sums at any time credited by or due from Lender and each Affiliate of Lender to Borrower, with the same rights therein as if the deposits or other sums were credited by or due from Lender.

          (d) As security for the reimbursement and other obligations relating to Letters of Credit, Borrower and each Guarantor grants to Letter of Credit Issuer for itself and as agent for any affiliate of Letter of Credit Issuer a continuing security interest in, and a continuing Lien upon all of the Collateral.

     Section 6.2 Continued Priority of Security Interest.
                 ---------------------------------------

          (a) The Security Interest granted by Borrower and each Guarantor shall at all times be valid, perfected and enforceable against Borrower and each Guarantor and all third parties in accordance with the terms of this Agreement, as security for the Secured Obligations, and the Collateral shall not at any time be subject to any Liens that are on a parity with or junior to the Security Interest other than Permitted Liens, and shall not at any time be subject to any Liens that are prior or senior to the Security Interest.

          (b) Borrower and each Guarantor shall, at its sole cost and expense, take all action that may be necessary or desirable, or that Lender may request, so as at all times to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the requirements of Section 6.2(a) or to enable Lender to
                                         --------------
     exercise or enforce its rights hereunder, including, but not limited to:
     (i) paying all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens, (ii) diligently seeking to obtain, after the Agreement Date, obtaining and delivering to Lender such landlords' waivers, mortgagees' waivers or mechanics' lien waivers, or subordinations, in form satisfactory to Lender, (iii) delivering to Lender, endorsed or accompanied by such instruments of assignment as Lender may specify, and stamping or marking in such manner as Lender may specify, any and all chattel paper, instruments, letters and advices of guaranty and documents evidencing or forming a part of the Collateral, and (iv) executing, delivering, filing and/or recording Mortgages, financing statements, pledges, designations, hypothecations, notices and assignments, in each case in form and substance satisfactory to Lender, relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the UCC or other applicable law.

          (c) Lender is hereby authorized to file one or more financing or continuation statements or amendments thereto without the signature of or in the name of Borrower or such Guarantor for any purpose described in
     Section 6.2(b). A carbon, photographic or other reproduction of this
     --------------
     Agreement or of any of the Security Documents or of any financing statement filed in connection with this Agreement is sufficient as a financing statement, to the extent permitted by applicable law.

          (d) Borrower and each Guarantor shall mark its books and records as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.

                 ARTICLE 7 - COLLATERAL COVENANTS

     Until this Agreement has been terminated and all the Secured Obligations have been indefeasibly paid in full, unless Lender shall otherwise consent in the manner provided in Section 12.11:
                       -------------

     Section 7.1 Collection of Receivables.
                 -------------------------

          (a) Unless otherwise agreed between Borrower or such Guarantor and Lender and except as otherwise allowed by Section 7.1(d), Borrower and each
                                               --------------
     Guarantor will cause all moneys, checks, notes, drafts and other collections and proceeds of Receivables to be forwarded to a Blocked Collection Account. Upon written notice by Lender upon the occurrence of a Materially Adverse Effect or at any time when an Event of Default is in existence, Borrower and each Guarantor will cause all moneys, checks, notes, drafts and other collections and proceeds of Receivables to be forwarded to a Lockbox for deposit to an Agency Account and will instruct each Account Debtor to address all remittances in payment of Receivables to a specified Lockbox and stamp all invoices evidencing Receivables with a legend stating that payment thereon is to be made to Borrower or such Guarantor, as applicable, at such specified Lockbox.

          (b) All moneys, checks, notes, drafts and other payments relating to or constituting proceeds of Receivables, or of any other Collateral, at any time coming into Borrower's or any Guarantor's possession or control shall be subject to an express trust in favor of Lender and promptly deposited to an Agency Account or the Teller Account or delivered directly to Lender for deposit to the Teller Account.

          (c) All deposits to the Blocked Collection Account shall be transferred daily for deposit to the Teller Account. All deposits to each Agency Account shall be transmitted to Lender for deposit to the Teller Account in accordance with the procedures set forth in the applicable Agency Account Agreement.

          (d) At Borrower's or any Guarantor's option, Borrower or such Guarantor may allow any Account Debtor to make payment on any Receivables by deposit directly to the Teller Account, for the account of Borrower, by wire or electronic transfer or other immediately available cash equivalent, with contemporaneous notice thereof to Lender.

          (e) All deposits to the Teller Account shall be applied in payment of the Secured Obligations pursuant to Section 2.3(c), as follows:
                                         --------------

              (i) All checks, drafts and similar non-cash items deposited to the Teller Account shall be deemed subject to a collection period of two (2) Business Days prior to application to the Secured Obligations, at which time credit shall be provisional unless and until such items are actually collected, provided, that for the sole purpose of
                                  --------
          calculating the amount that may be borrowed and remain outstanding from time to time under the Revolving Credit Facility, such items shall be assumed to be applied in reduction of the Secured Obligations as of the Business Day of deposit thereof to the Teller Account.

              (ii) All deposits to the Teller Account consisting of cash, wire or electronic transfers or other immediately available cash equivalents transferred from an Agency account as contemplated by
          Section 7.1(c) shall be deemed received and applied to the Secured
          --------------
          Obligations as of the Business Day of deposit thereof to the Teller Account. Any and all other deposits consisting of cash, wire or electronic transfers or other immediately available cash equivalents (including any such deposits received directly from an Account Debtor as provided in Section 7.1(d)), shall be deemed received and applied
                         --------------
          as of the later of the Business Day of deposit thereof to the Teller Account or notification of such deposit to Lender by Borrower, such Guarantor, or such Account Debtor.

          (f) Any excess of amounts available for application to the Secured Obligations under Section 7.1(b), Section 7.1(c) or Section 7.1(d) at any
                       --------------  -------------     --------------
     time existing shall be held by Lender in a segregated cash collateral account designated by Lender, as continuing security for the Secured Obligations or, upon request by Borrower or any Guarantor during any time when no Default or Event of Default is in existence, deposited to the Controlled Disbursement Account.

          (g) Neither Borrower nor any Guarantor will use, dispose, withhold or otherwise exercise dominion over any proceeds of Receivables. Borrower and each Guarantor agrees that it will not commingle proceeds of Receivables with any other funds, and that no deposits will be made to the Blocked Collection Account or any Agency Account other than collections and proceeds of Receivables or proceeds of other Collateral. All amounts from time to time deposited to the Blocked Collection Account or any Agency Account shall remain subject to Lender's security interests under this Agreement.

     Section 7.2 Verification and Notification. Lender shall have the right (a)
                 -----------------------------
at any time and from time to time, in the name of Lender or in the name of Borrower or the applicable Guarantor, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone, telegraph or otherwise, and (b) after an Event of Default, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to Lender and to direct such Account Debtor or obligors to make payment of all amounts due or to become due thereunder directly to Lender and, upon such notification and at the expense of Borrower or such Guarantor, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Borrower or such Guarantor might have done.

     Section 7.3 Disputes, Returns and Adjustments.
                 --------  -----------------------
          (a) Borrower and each Guarantor shall provide Lender with prompt written notice of any dispute in excess of $150,000 under any Receivable.

          (b) Borrower and each Guarantor shall notify Lender promptly of all material returns and credits in excess of $75,000 in respect of any Receivable, which notice shall specify the Receivables affected.

          (c) Borrower and each Guarantor may, in the ordinary course of business and prior to a Default or an Event of Default, grant any extension of time for payment of any Receivable or compromise, compound or settle the same for less than the full amount thereof or release wholly or partly any Person liable for the payment thereof or allow any credit or discount whatsoever thereon; provided that (i) with respect to all Receivables in
                         --------
     any fiscal year of Borrower, any and all such actions do not exceed the balance in the allowance for doubtful account reserve, and (ii) upon request by Lender, Lender is notified in writing of all such adjustments and the Receivable(s) affected thereby.

     Section 7.4 Invoices.
                 --------

          (a) Neither Borrower nor any Guarantor will make any material substantive changes to the forms of invoices used for billing Account Debtors, as such forms exist as of the Agreement Date, copies of which have been disclosed to Lender.

          (b) Upon the request of Lender, Borrower or any Guarantor shall deliver to Lender, at Borrower's or such Guarantor's expense, copies of customers' invoices or the equivalent, original shipping and delivery receipts or other proof of delivery, customers' statements, the original copy of all documents, including, without limitation, repayment histories and present status reports, relating to Receivables and such other documents and information relating to the Receivables as Lender shall specify.

     Section 7.5 Delivery of Instruments. Borrower will immediately notify
                 -----------------------
Lender in the event any Receivable in an amount in excess of $150,000 is, or Receivables in excess of $500,000 in the aggregate are, at any time evidenced by a promissory note or notes, trade acceptance or any other instrument for the payment of money.

     Section 7.6 Inventory. Borrower and each Guarantor represent and warrant to
                 ---------
Lender that all Inventory shall be held for sale in the ordinary course of Borrower's or such Guarantor's business, and is and will be fit for such purpose. Borrower and each Guarantor will keep its Inventory in good and marketable condition, at its own expense. Borrower and each Guarantor will maintain a perpetual inventory system at all times and will conduct a physical count or regular cycle count of all Inventory at least once per calendar year and at Lender's request shall promptly supply Lender with a copy of such count. No negotiable documents have been issued in respect of Borrower's or any Guarantor's Inventory, and except for bills of lading covering Inventory shipped to a purchaser in the ordinary course of business, none shall be issued without prior written notice to Lender and, at Lender's request, completion of arrangements satisfactory to Lender for possession of such negotiable documents to be delivered to Lender. Except as disclosed on Schedule 7.6: (i) no Inventory is held by Borrower or any Guarantor on consignment or approval, or on a sale or return, bill-and-hold, guaranteed sale, repurchase or similar basis, or has been sold or delivered to any Person on consignment or approval, or on a sale or return, bill-and-hold, guaranteed sale, repurchase or similar basis, and (ii) neither Borrower nor any Guarantor will acquire or accept any Inventory on consignment or approval, or on a sale or return, bill-and-hold, guaranteed sale, repurchase or similar basis and will not sell any Inventory on consignment or approval, or on a sale or return, bill-and-hold, guaranteed sale, repurchase or similar basis without the prior written consent of Lender. All cash receipts, if any, from time to time received by Borrower or any Guarantor in respect of the sale of Inventory, including without limitation cash, checks or similar items, shall be subject to an express trust for the benefit of Lender and promptly delivered to Lender in the form received for application in reduction of the Secured Obligations.

     Section 7.7 Returned Goods. The Security Interest in the Inventory shall,
                 --------------
without further act, attach to the cash and non-cash proceeds resulting from the sale or other disposition thereof and to all Inventory which is returned to Borrower or any Guarantor by customers or is otherwise recovered. Unless Lender agrees otherwise: (i) neither Borrower nor any Guarantor shall issue any credits or allowances with respect to such returned Inventory, and (ii) all such returned Inventory shall be segregated from all other Inventory, and shall not be reported as Eligible Inventory, unless and until it is demonstrated to Lender's satisfaction that such returned Inventory is in saleable condition and meets all criteria for Eligible Inventory. Unless otherwise agreed by Lender, the amount of Receivables relating to all returned Inventory shall be excluded from Eligible Receivables. All returned Inventory shall be subject to Lender's continuing security interests under this Agreement. Lender agrees to the existing practice of credits for return of saleable Inventory issued within 90 days of purchase.

     Section 7.8 Ownership and Defense of Title.
                 ------------------------------

          (a) Except for Permitted Liens, either Borrower or such Guarantor shall at all times be the sole owner of each and every item of Collateral and shall not create any Lien on, or sell, lease, exchange, assign, transfer, pledge, hypothecate, grant a security interest or security tide in or otherwise dispose of, any of the Collateral or any interest therein, except for sales of Inventory in the ordinary course of business, for cash or on open account or on terms of payment ordinarily extended to its customers and except as otherwise expressly contemplated herein. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by Lender to any other sale or other disposition of any part or all of the Collateral.

          (b) Borrower and each Guarantor shall defend its title in and to the Collateral and shall defend the Security Interest in the Collateral against the claims and demands of all Persons.

          (c) In addition to, and not in derogation of, the foregoing and the requirements of any of the Security Documents, Borrower and each Guarantor shall (i) protect and preserve all properties material to its business, including Intellectual Property and maintain all tangible property in good and workable condition in all material respects, with reasonable allowance for wear and tear, and (ii) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     Section 7.9 Insurance.
                 ---------

          (a) Borrower and each Guarantor shall at all times maintain insurance on the Inventory and Equipment against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Lender shall reasonably specify, in amounts and under policies issued by insurers acceptable to Lender. All premiums on such insurance shall be paid by Borrower or such Guarantor and copies of the policies delivered to Lender. Neither Borrower nor any Guarantor shall use or permit the Inventory or Equipment to be used in violation of any applicable law or in any manner which might render inapplicable any insurance coverage.

          (b) All insurance policies required under Section 7.9(a) shall name Lender as an additional named insured and shall contain "New York standard" loss payable clauses in the form submitted to Borrower or any Guarantor by Lender, or otherwise in form and substance satisfactory to Lender, naming Lender as loss payee as its interests may appear, and providing that (i) all proceeds thereunder shall be payable to Lender, (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, and (iii) such policy and loss payable clauses may not be canceled, amended or terminated unless at least ten days' prior written notice is given to Lender.

          (c) Any proceeds of insurance referred to in this Section 7.9 which are paid to Lender shall be, at the option of Lender in its sole discretion, either (i) applied to rebuild, restore or replace the damaged or destroyed property, or (ii) applied to the payment or prepayment of the Secured Obligations.

          (d) Borrower and each Guarantor shall at all times maintain, in addition to the insurance required by Section 7.9(a) or any of the Security Documents, insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by applicable law, including such public liability, products liability, and third party property damage as is consistent with reasonable business practices, and from time to time deliver to Lender upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

          (e) Without limiting the foregoing, Borrower shall also maintain flood insurance, in the event of a designation of the area in which any Real Estate covered by the Mortgages and any of the Equipment and Inventory located on such Real Estate is located as "flood prone" or a "flood risk area," (hereinafter "SFHA") as defined by the Flood Disaster Protection Act of 1973, in an amount to be reasonably determined by the Agent, and shall comply with the additional requirements of the National Flood Insurance Program as set forth in said Act. Borrower shall also maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

     Section 7.10 Location of Offices and Collateral.
                  ----------------------------------

          (a) Neither Borrower nor any Guarantor will change the location of its chief executive office or the place where it keeps its books and records relating to the Collateral or change its name, identity or corporate structure, or use any trade name, assumed name or other fictitious name, without giving Lender at least 30 days' prior written notice thereof.

          (b) All Inventory, other than Inventory in transit to any such location, will at all times be kept by Borrower or such Guarantor at one of the locations set forth in Schedule 5.1(v) and shall not, without the prior written consent of Lender, be removed therefrom except, so long as no Event of Default shall have occurred and be continuing, for sales of Inventory otherwise permitted by this Agreement.

          (c) If any Inventory is in the possession or control of any of Borrower's or any Guarantor's agents or processors, Borrower or such Guarantor shall notify such agents or processors of the Security Interest and, upon the occurrence of an Event of Default, shall instruct them (and cause them to acknowledge such instruction) to hold all such Inventory for the account of Lender, subject to the instructions of Lender.

     Section 7.11 Records Relating to Collateral.
                  ------------------------------

          (a) Borrower and each Guarantor will at all times (i) keep complete and accurate records of Inventory on a basis consistent with past practices of Borrower or such Guarantor, itemizing and describing the kind, type and quantity of Inventory and Borrower's or such Guarantor's cost therefor and a current price list for such Inventory, and (ii) keep complete and accurate records of all other Collateral.

          (b) At Lender's request, Borrower and each Guarantor will take a physical listing of all Inventory, wherever located, and promptly complete and deliver same to Lender.

     Section 7.12 Inspection. Lender shall have the right without hindrance or
                  ----------
delay to conduct field examinations to inspect the Collateral and to inspect, audit and copy Borrower's or any Guarantor's books, records, journals, correspondence and other records and data relating to the Collateral or its business. Lender (by any of its officers, employees or agents) shall have the right, to the extent that the exercise of such right shall be within the control of Borrower or such Guarantor, at any time or times to (a) visit the properties of Borrower or any Guarantor, inspect the Collateral and the other assets of Borrower and each Guarantor and inspect and make extracts from the books and records of Borrower and each Guarantor, including, but not limited to, management letters prepared by independent accountants, all during customary business hours at such premises, (b) discuss Borrower's and each Guarantor's business, assets, liabilities, financial condition, results of operations and business prospects, insofar as the same are reasonably related to the rights of Lender hereunder or under any of the Loan Documents, with Borrower's and each Guarantor's (i) principal officers, (ii) independent accountants and other professionals providing services to Borrower or such Guarantor, and (iii) any other Person (except that any such discussion with any third parties shall be conducted only in accordance with Lender's standard operating procedures relating to the maintenance of confidentiality of confidential information of borrowers), and (c) verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and in this connection to review, audit and make extracts from all records and files related to any of the Collateral. Lender shall have full access to all records available to Borrower or any Guarantor from any credit reporting service, bureau or similar service and shall have the right to examine and make copies of any such records. Borrower and each Guarantor hereby irrevocably authorize any such employees, services, accountants and other professionals to rely upon the authority granted hereunder in engaging in such discussions and making such information available as provided herein. At Lender's request, Borrower and each Guarantor will deliver to Lender express written authorization for any such discussions or for access to any such information. Without limiting the foregoing, Lender and its representatives will have the right at any reasonable time to enter and visit the Real Estate of Borrower or any Subsidiary of Borrower and any other place where any property of Borrower or any Subsidiary of Borrower is located for the purposes of observing such Real Estate, taking and removing soil or groundwater samples, and conducting tests on any part of such Real Estate. Lender is under no duty, however, to visit or observe any Real Estate or to conduct tests, and any such acts by Lender or its representatives will be solely for the purposes of protecting Lender's Security Interest and preserving Lender's rights under the Loan Documents. No site visit, observation or testing by Lender will result in a waiver of any Default or Event of Default or impose any liability on Lender. In no event will any site visit, observation, or testing by Lender or its representatives be a representation that hazardous substances are or are not present in, on or under any Real Estate, or that there has been or will be compliance with any Environmental Law. Neither Borrower nor any Subsidiary of Borrower nor any other party is entitled to rely on any site visit, observation, or testing by Lender or its representatives. Lender owes no duty of care to protect Borrower or any Subsidiary of Borrower or any other party against, or to inform Borrower or any Subsidiary of Borrower or any other party of, any hazardous substances or any other adverse condition affecting Real Estate. Lender may in its discretion disclose to Borrower or any Subsidiary of Borrower, or to any other party if so required by law, any report or findings made as a result of, or in connection with, any site visit, observation, or testing by Lender or its representatives. Borrower understands and agrees that Lender makes no warranty or representation to Borrower or any Subsidiary of Borrower or any other party regarding the truth, accuracy, or completeness of any such report or findings that may be disclosed. Borrower also understands that depending on the results of any site visit, observation, or testing by Lender or its representatives and disclosed to Borrower or any Subsidiary of Borrower , Borrower or any such Subsidiary may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by Borrower and/or such Subsidiary without advice or assistance from Lender. Lender will make reasonable efforts to avoid interfering with Borrower's or any such Subsidiary's use of Real Estate or any other property in exercising any rights provided hereunder.

     Section 7.13 Information and Reports.
                  -----------------------

          (a) Schedule of Receivables. Borrower shall deliver to Lender, no later than 30 days after the end of each calendar month, a Schedule of Receivables as of the last Business Day of Borrower's immediately preceding calendar month setting forth (A) a detailed aged trial balance of all then existing Receivables, specifying the name of and the balance due from (and any rebate due to) each Account Debtor obligated on a" Receivable so listed and (B) a reconciliation to the Schedule of Receivables delivered in. respect of the next preceding accounting month.

          (b) Schedule of Inventory. Borrower shall deliver to Lender, no later than the last day of each calendar month, a Schedule of Inventory (for itself and each Guarantor) as of the last Business Day of the immediately preceding calendar month, itemizing and describing the kind, type, quantity and location of Inventory and the cost thereof.

          (c) Schedule of Equipment. Borrower shall deliver to Lender on such dates as may be requested by Lender, a Schedule of Equipment, describing each item of Equipment (other than Equipment subject to the Lien of The Catalyst Fund, Ltd. and/or Southwest/Catalyst Capital, Ltd., as listed in
     Schedule 5.1(i) on the Agreement Date) and the location, cost and then current book value thereof.

          (d) Borrowing Base Certificate. Unless otherwise agreed, at least weekly, and at such other times as Lender may request, Borrower shall execute and deliver to Lender, in form satisfactory to Lender, a Borrowing Base Certificate setting forth a certification of Eligible Receivables and Eligible Inventory, and calculation of the Borrowing Base, in form prescribed by Lender. Each Borrowing Base Certificate shall include a reconciliation of the calculation of the Borrowing Base as certified in the most recent Borrowing Base Certificate delivered to Lender, and be accompanied by such documents and supporting information relating to Eligible Receivables and Eligible Inventory as Lender may request. Borrower and each Guarantor shall maintain and shall furnish to Lender at Lender's request, such supporting documents or copies as Lender may require including, but not limited to: a schedule of Eligible Receivables created, and Eligible Inventory purchased and received, since the previous Borrowing Base Certificate delivered to Lender; copies of invoices and supporting delivery or service records in connection therewith; a schedule of collections received; copies of credit memos or other advices of credit or reductions against amounts previously billed; and such other reports as Lender may request from time to time. If any of such records or reports are prepared by an accounting service, or other agent, Borrower and each Guarantor hereby authorize such service or agent to deliver such records, reports and related documents to Lender. Lender may exhibit a copy of this Agreement to any such service or agent and such service or agent is irrevocably authorized to rely on the provisions hereof in providing such documentation to Lender. Each Borrowing Base Certificate shall bear a signed statement by an authorized officer of Borrower and each Guarantor certifying the accuracy and completeness of all information included therein and shall incorporate therein by reference, as if fully set forth therein, all the terms and provisions hereof. The execution and delivery of a Borrowing Base Certificate shall in each instance constitute an agreement, representation and warranty to Lender by Borrower and each Guarantor that, except for the security interest of Lender therein: it is the sole owner of and has full unrestricted power to grant to Lender a continuing security interest and lien in and to all Collateral included therein free from any lien, security interest or encumbrance; each account included therein is in existence, unconditional and valid, and arose from a bona fide outright sale of Inventory in the ordinary course of business for liquidated amounts as set forth in the Borrowing Base Certificate, and such Inventory has been delivered or provided to the respective account debtors; no account included therein arose in connection with a contract or assignment which purports to make an assignment or security interest therein void or conditions such assignment or security interest on consent of the account debtor; no account is subject to any sale, assignment, claim or security interest of any character and it will not make any sale or other assignment thereof or, subject to Permitted Liens, create any other security interest therein; it has not received any notice or other communication, and has no knowledge, that any account is subject to any claim for credit, deduction, allowance, extension or adjustment, defense, dispute, setoff or counterclaim, except for discounts for early payment allowed in the ordinary course of business as previously disclosed to Lender and as reflected on the face of the invoice evidencing such account; all Inventory reflected in such Borrowing Base Certificate is held for sale in the ordinary course of its business, and no such Inventory is located at any location in breach of the requirements of this Agreement and no negotiable documents have been issued in respect of any such Inventory; and no Inventory reflected in such Borrowing Base Certificate is returned Inventory (other than Inventory which is returned in the ordinary course of business and which is in condition which is immediately resalable by Borrower in the ordinary course of business) unless otherwise disclosed to Lender in writing.

          (e) Notice of Diminution of Value. Borrower and each Guarantor shall
              -----------------------------
     give prompt notice to Lender of any matter or event which has resulted in, or may result in, the actual or potential diminution in excess of $200,000 in the value of any of the Collateral, except for any diminution in the value of any Receivables or Inventory in the ordinary course of business which has been appropriately reserved against, as reflected in the financial statements previously delivered to Lender pursuant to Article 9.

          (f) Certification. Each of the schedules delivered to Lender pursuant
              -------------
     to this Section 7.13 shall be certified by the Chief Financial Officer of Borrower to be true, correct and complete as of the date indicated thereon.

          (g) Other Information. Lender may, in its discretion, from time to
              -----------------
     time require Borrower to deliver the schedules described in Section
                                                                 -------
     7.13(a), (b), (c) and (d) more or less often and on different schedules
     -----------------     ---
     than specified in such Section, and Borrower will comply with such requests. Borrower and each Guarantor shall also furnish to Lender such other information with respect to the Collateral as Lender may from time to time reasonably request.

     Section 7.14 Power of Attorney. Borrower and each Guarantor hereby appoint
                  -----------------
Lender as its attorney, with power (a) to endorse the name of Borrower or such Guarantor on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into Lender's possession, and (b) to sign the name of Borrower or such Guarantor on any invoice or bill of lading relating to any Receivables, Inventory or other Collateral, on any drafts against customers related to letters of credit, on schedules and assignments of Receivables furnished to Lender by Borrower or such Guarantor, on notices of assignment, financing statements and other public records relating to the perfection or priority of the Security Interest or verifications of account and on notices to or from customers.

     Section 7.15 Preservation of Lender's Rights. To the extent allowed by law,
                  -------------------------------
neither Lender nor any of its officers, directors, employees, and agents shall be liable or responsible in any way for the safekeeping of any Collateral or for any act or failure to act with respect to the Collateral, or for any loss or damage thereto or any diminution in the value thereof, or for any act by any other Person. In the case of any instruments and chattel paper included within the Collateral, Lender shall have no duty or obligation to preserve rights against prior parties. The Secured Obligations shall not be affected by any failure of Lender to take any steps to perfect its security interests or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release Borrower from any of the Secured Obligations. Lender may extend the time for payment of the Secured Obligations or modify or amend the terms of any of the Loan Documents, or compromise or grant other indulgences, renewals, extensions or releases, and take or omit to take any other action with respect to the Secured Obligations or the Collateral, or any Person directly or indirectly obligated in connection therewith, without impairing Lender's security interests in the Collateral or any of Lender's rights under the Loan Documents.

     Section 7.16 Maintenance of Equipment. Borrower shall maintain and shall
                  ------------------------
cause each of its Subsidiaries to maintain all Equipment in good and workable condition in all material respects, with reasonable allowance for wear and tear, and shall exercise proper custody of all such Equipment.

                       ARTICLE 8 - AFFIRMATIVE COVENANTS

     Until this Agreement has been terminated and all the Secured Obligations have been indefeasibly paid in full, unless Lender shall otherwise consent in the manner provided for in Section 12.11, Borrower will and will cause each of
                           -------------
its Subsidiaries to:

     Section 8.1 Preservation of Corporate Existence and Similar Matters.
                 -------------------------------------------------------
Preserve and maintain its corporate existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

     Section 8.2 Compliance with Applicable Law. Comply with all applicable
                 ------------------------------
laws.

     Section 8.3 Conduct of Business. Engage only in businesses in substantially
                 -------------------
the same fields as the businesses conducted on the Agreement Date.

     Section 8.4 Payment of Taxes and Claims. Pay or discharge when due (a) all
                 ---------------------------
taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of Borrower or such Subsidiary, except that this Section 8.4
                                                                -----------
shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings for which adequate reserves have been established on the appropriate books. Borrower agrees that it shall immediately notify Lender of the initiation of any such contests and advise Lender from time to time of the status thereof. Borrower shall and shall cause each Subsidiary to promptly pay any amounts adjudged to be due pursuant to any such contest, with all costs, penalties, and interest thereon, before such judgment becomes final or any writ or order is issued under which the Collateral, or any portion thereof, may become subject to any lien or encumbrance. In any event, Lender shall have the right at any time in its discretion to reserve the amount of any unpaid assessed taxes as provided in Section 2.7.
   -----------

     Section 8.5 Accounting Methods and Financial Records. Maintain a system of
                 ----------------------------------------
accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP consistently applied.

     Section 8.6 Use of Proceeds. With respect to all Borrowings on and after
                 ---------------
the Agreement Date, use the proceeds of:

          (a) Revolving Credit Loans only for working capital and general business purposes (including without limitation repurchase by Borrower of its Capital Stock to the extent allowed by Section 10.6) and for Permitted
                                                ------------
     Acquisitions;

          (b) Capex Loans to (i) purchase Eligible Purchased Equipment or (ii) refinance amounts outstanding under the Revolving Credit Facility (including any such amounts that refinanced amounts previously outstanding under the Prior Loan Agreement) which were incurred to finance the purchase of Eligible Purchased Equipment, as detailed by Borrower to Lender in writing pursuant to Section 4.2; and
                         ------------

          (c) Real Estate Term Loan B to complete expansion and improvement of Eligible Term Loan B Real Estate and/or to refinance amounts outstanding under the Revolving Credit Facility (including any such amounts that refinanced amounts previously outstanding under the Prior Loan Agreement) which were incurred for any such purpose as previously detailed by Borrower to Lender in writing or hereafter pursuant to Section 4.3(b) and for
                                                   -------------
     working capital purposes;

          (d) Real Estate Term Loan C to acquire and improve the Eligible Term Loan C Real Estate and/or to refinance Revolving Credit Loans previously made for any such purpose as detailed by Borrower to Lender pursuant to
     Section 4.3(b) and for working capital purposes; and

          (e) Acquisition Loans to finance all or any portion of Permitted Acquisitions as detailed by Borrower to Lender in writing pursuant to
     Section 4.4;

and not use any part of any such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System) or for any other purpose which would involve a violation of such Regulation G or U or Regulation T or X of such Board of Governors or for any other purpose prohibited by law or by the terms and conditions of this Agreement.

     Section 8.7 Hazardous Waste and Substances; Environmental Requirements.
                 ----------------------------------------------------------

          (a) In addition to, and not in derogation of, the requirements of
     Section 8.2 and of the Security Documents, comply with all laws, governmental standards and regulations applicable to Borrower or such Subsidiary or to any of its assets in respect of occupational health and safety laws, rules and regulations and Environmental Laws, promptly notify Lender of its receipt of any notice of a violation of any such law, rule, standard or regulation and indemnify and hold Lender harmless from all loss, cost, damage, liability, claim and expense incurred by or imposed upon Lender on account of Borrower's or such Subsidiary's failure to perform its obligations under this Section 8.7. Borrower shall take prompt
                                        -----------
     and appropriate action to respond to any non-compliance, or notice of non-compliance, with Environmental Laws with respect to Borrower or any Subsidiary of Borrower and shall regularly report to Lender on such response.

          (b) Without limiting the generality of the foregoing, Borrower shall submit to Lender annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each environmental compliance or liability issue. Lender may request copies of technical reports prepared by Borrower and its communications with any Governmental Authority to determine whether Borrower is proceeding reasonably to correct, cure, or contest in good faith any alleged non-compliance or environmental liability. Borrower shall, at Lender's request and at Borrower's expense, (i) retain an independent environmental engineer acceptable to Lender to evaluate the site, including tests if appropriate, where the non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to Lender a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to Lender a supplemental report of such engineer whenever the scope of the environmental problems (if any), or the response thereto or the estimated costs thereof, shall change in any material respect.

          (c) Whenever Borrower gives notice to Lender pursuant to this Section
                                                                        -------
     8.7 with respect to a matter that reasonably could be expected to result in
     ---
     liability to Borrower or any Subsidiary in excess of $100,000 in the aggregate, Borrower shall, at Lender's request and Borrower's expense, (i) cause an independent environmental engineer acceptable to Lender to conduct such tests of the site where the noncompliance or alleged noncompliance with Environmental Laws has occurred and prepare and deliver to Lender a report setting forth the results of such tests, a proposed plan to bring Borrower or such Subsidiary into compliance with such Environmental Laws and an estimate of the costs thereof, and (ii) provide to Lender a supplemental report of such engineer whenever the scope of the noncompliance or the response thereto or the estimated costs thereof shall materially change.

     Section 8.8 Accuracy of Information. All written information, reports,
                 -----------------------
statements and other papers and data furnished to Lender, whether pursuant to
Article 9 or any other provision of this Agreement or any of the other Loan Documents, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give Lender true and accurate knowledge of the subject matter.

     Section 8.9 Revisions or Updates to Schedules. Should any of the
                 ---------------------------------
information or disclosures provided on any of the Schedules originally attached hereto become outdated or incorrect in any material respect, Borrower shall provide promptly to Lender such revisions or updates to such Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s); provided that no such revisions or updates to any Schedule(s) shall be deemed to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule(s) unless and until Lender, in its sole discretion, shall have accepted in writing such revisions or updates to such Schedule(s).

     Section 8.10 Additional Subsidiaries and Pledge of Assets. Promptly upon
                  --------------------------------------------
creation or Acquisition of any Subsidiary of Borrower, Borrower shall cause such new Subsidiary to execute an Additional Subsidiaries Supplement and thereby (i) become party to this Agreement, (ii) grant to Lender a continuing security interest, lien and collateral assignment in and to all right, title and interest of such Subsidiary in all Collateral, then owned and thereafter acquired by such Subsidiary and (iii) agree to become a Guarantor, in form and substance satisfactory to Lender, all in form and substance satisfactory to Lender. Borrower shall cause such new Subsidiary to execute and deliver to Lender such other instruments, certificates, Financing Statements and agreements in connection with the forgoing as Lender may request. Borrower will not propose any Receivables or Inventory of such Subsidiary for inclusion in the Borrowing Base, or propose any Equipment or Real Estate of such Subsidiary as Eligible Purchased Equipment, Eligible Acquired Equipment or Eligible Acquired Real Estate, as the case may be, without first fully complying with the requirements of this Section 8.10.
                                                    ------------

     Section 8.11 Additional Real Estate and Leases. Promptly upon acquisition
                  ---------------------------------
of any interest (including a leasehold interest) in any Real Estate, Borrower shall notify Lender thereof and, if requested by Lender, as soon as reasonably possible thereafter deliver to Lender each of the following items with respect to such Real Estate, in each case in form and substance satisfactory to Lender:

          (a) a Mortgage in proper form for recording in the jurisdiction in which such Real Estate is located;

          (b) an appraisal prepared by a credentialed appraiser acceptable to Lender, on a valuation basis satisfactory to Lender, in form required by Lender's internal policies and applicable laws and otherwise in form and substance satisfactory to Lender

          (c) a policy of mortgagee's title insurance in an amount acceptable to Lender and containing no exceptions other than those which are acceptable to Lender;

          (d) a survey prepared by a credentialed surveyor acceptable to Lender, certified to Lender as required by Lender's internal policies;

          (e) environmental site assessments prepared by environmental consultants acceptable to Lender; and

          (f) such other information, documentation, and certifications, in form and substance satisfactory to Lender, as may be required by Lender.

     Section 8.12 Intercreditor Agreements. Borrower shall (i) deliver to Lender
                  ------------------------
within thirty (30) days after the Agreement Date, an amendment, restatement or other modification with respect to the certain Fourth Amended and Restated Intercreditor Agreement dated January 28, 1998 among The Catalyst Fund, Ltd., Southwest/Catalyst Capital, Ltd. and NationsBank of Texas, N.A. (predecessor in interest to Lender) and (ii) use its best efforts to deliver to Lender within ninety (90) days after the Agreement Date, amendment, restatements or modifications to such other subordination and/or intercreditor agreements as Lender may request, in each such case in form and substance satisfactory to Lender.

                            ARTICLE 9 - INFORMATION

     Until this Agreement has been terminated and all the Secured Obligations have been indefeasibly paid in full, unless Lender shall otherwise consent in the manner set forth in Section 12.11, Borrower will furnish to Lender at
                        -------------
Lender's Office:

     Section 9.1 Financial Statements.
                 --------------------

          (a) Audited Year-End Statements. Within ten (10) days after the Agreement Date, copies of the audited consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at February 29, 2000, and the related statements of income, shareholders' equity and cash flow for such fiscal year. As soon as available, but in any event within 120 days after the end of each subsequent fiscal year of Borrower, copies of the audited consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at the end of such fiscal year and the related statements of income, shareholders' equity and cash flow for such fiscal year, in each case setting forth in comparative form the figures for the previous fiscal year. Each of the foregoing shall be audited, without qualification, by certified public accountants selected by Borrower and acceptable to Lender.

          (b) Monthly Financial Statements. As soon as available, but in any event within 30 days after the end of each calendar month, copies of the unaudited consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at the end of such month and the related unaudited consolidated and consolidating income statement and, if so requested, a statement of cash flows for Borrower and its Subsidiaries for such month and for the portion of the fiscal year of Borrower through such month, certified by the chief financial officer of Borrower to the best of his knowledge as presenting fairly the financial condition and results of operations of Borrower and its Subsidiaries as at the date thereof and for the periods ended on such date, subject to normal year end adjustments.

          (c) Annual Projections. As soon as available, but in any event within 30 days after the end of each fiscal year, projections, on a consolidated and consolidating basis, of Borrower's and the Subsidiaries anticipated financial performance for the next year.

All such financial statements shall be complete and correct in all material respects and prepared in accordance with GAAP (except, with respect to interim financial statements, for the omission of footnotes) applied consistently throughout the periods reflected therein.

     Section 9.2 Officer's Certificate. Together with each delivery of financial
                 ---------------------
statements required by Section 9.1(a) and (b), a certificate of Borrower's
                       --------------     ---
President or chief financial officer (a) stating that, based on an examination sufficient to enable him to make an informed statement, no Default or Event of Default exists or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by Borrower with respect to such Default or Event of Default, and
(b) setting forth the calculations necessary to establish whether or not Borrower was in compliance with the covenants contained in Sections 10.1, 10.2,
                                                           -------------------
and 10.5 as of the date of such statements.
    ----

     Section 9.3 Copies of Other Reports.
                 -----------------------

          (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to Borrower or any Subsidiary or its Board of Directors by its independent public accountants, including, without limitation, all management reports.

          (b) From time to time and promptly upon each request, such forecasts, data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of Borrower or any Subsidiary as Lender may reasonably request. The rights of Lender under this Section 9.3(b) are in addition to and not in derogation of its rights under any other provision of this Agreement or any Loan Document.

          (c) If requested by Lender, statements in conformity with the requirements of Federal Reserve Form G-1 or U-1 referred in Regulations G or U, respectively, of the Board of Governors of the Federal Reserve System.

     Section 9.4 Notice of Litigation and Other Matters. Prompt notice of the
                 --------------------------------------
     following:

          (a) the commencement, to the extent Borrower is aware of the same, of all proceedings and investigations by or before any governmental or non-governmental body and all actions and proceedings in any court or before any arbitrator against or in any other way relating adversely to, or adversely affecting, Borrower, any Subsidiary or any Affiliate of Borrower, any Subsidiary or any of their respective property, assets or businesses that would be treated as a contingent liability under GAAP and is in an amount in excess of $250,000, or might, singly or in the aggregate, cause a Default or an Event of Default or have a Materially Adverse Effect.

          (b) any amendment of the articles of incorporation or by-laws of Borrower or any Subsidiary,

          (c) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of Borrower or any Affiliate of Borrower which has had or may have any Materially Adverse Effect.

          (d) (i) any Default or Event of Default, or (ii) event that constitutes or that, with the passage of time or giving of notice or both, would constitute a default or event of default by Borrower or such Subsidiary under any material agreement (other than this Agreement) to which Borrower or such Subsidiary is a party or by which Borrower or such Subsidiary or any of its property may be bound if the exercise of remedies thereunder by the other party to such agreement would have, either individually or in the aggregate, a Materially Adverse Effect, or (iii) Borrower is aware, or reasonably expects, that any covenant under this Agreement will be breached,

          (e) immediately after receipt of any written notice of any violation by Borrower or any Subsidiary of Borrower of any Environmental Law which could reasonably be expected to have a Materially Adverse Effect or that any Governmental Authority has asserted in writing that Borrower or any Subsidiary of Borrower is not in compliance with any Environmental Law or is investigating Borrower's or any such Subsidiary's compliance therewith;

          (f) Immediately after receipt of any written notice that Borrower or any Subsidiary of Borrower is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that Borrower is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $250,000;

          (g) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of Borrower or any Subsidiary of Borrower;

          (h) Borrower's or any Subsidiary's board of directors has authorized the filing by Borrower or such Subsidiary of a petition in bankruptcy,

          (i) Borrower is aware that any account debtor obligated on any Receivables involving an amount in excess of $200,000 is in bankruptcy,

          (j) Borrower has knowledge of any claim by any Person claiming past due rent, fees or other charges in excess of $75,000 in respect of any Collateral,

          (k) any change in any other material fact or circumstance represented or warranted in any of the Loan Documents, and

          (l) any change in the executive officers of Borrower.

     Section 9.5 ERISA. As soon as possible and in any event within 30 days
                 -----
after Borrower knows, or has reason to know, that:

          (a) any Termination Event with respect to a Benefit Plan has occurred or will occur,

          (b) the aggregate present value of the Unfunded Vested Accrued Benefits under all Plans has increased to an amount in excess of $0, or

          (c) Borrower or any Subsidiary is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of its complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, a certificate of the President or the chief financial officer of Borrower or such Subsidiary setting forth the details of such events described in clauses
     (a) through (c) as applicable and the action which is proposed to be taken with respect thereto and, simultaneously with the filing thereof, copies of any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such of the events described in clauses (a) through (c) as applicable.

                        ARTICLE 10 - NEGATIVE COVENANTS

     Until this Agreement has been terminated and all the Secured Obligations have been indefeasibly paid in full, unless Lender shall otherwise consent in the manner set forth in Section 12.11, Borrower will not and will not permit any
                        -------------
Subsidiary to, directly or indirectly:

     Section 10.1 Financial Ratios.
                  ----------------

          (a) Maximum Leverage Ratio. Permit the Leverage Ratio of Borrower and
              ----------------------
     its Subsidiaries on a consolidated basis, at any time:

               (i) from the Agreement Date through the fiscal year ending February 28, 2001 to be greater than 5.0 to 1.00;

               (ii)  from March 1, 2001 to February 28, 2002 to be greater than
          4.5 to 1.00; and

               (iii) from and after March 1, 2002, to be greater than 4.25 to 1.00.

          (b) Minimum Tangible Net Worth. Permit the Tangible Net Worth of Borrower and its Subsidiaries, on a consolidated basis at any time to be less than the sum of (i) $7,200,000, plus (ii) an amount equal to fifty percent (50%) of the cumulative Adjusted Net Income of Borrower and its Subsidiaries on a consolidated basis (for each fiscal month beginning with the fiscal month ending April 30, 2000), plus the carrying value of Capital Stock of Borrower acquired by Borrower after the Agreement Date and held as treasury stock, in an aggregate amount not exceeding $2,000,000.

          (c) Free Cash Flow to Fixed Charges. Permit the ratio of Free Cash Flow to Fixed Charges, determined for Borrower and its Subsidiaries on a consolidated basis as of the end of any fiscal quarter for the preceding four fiscal quarters, to be less than the ratios specified as follows:

          Fiscal Quarter Ending                      Minimum Ratio
          ---------------------                      -------------

          May 31, 2000                               1.10 to 1.0
          August 31, 2000                            1.15 to 1.0
          November 30, 2000                          1.20 to 1.0
          February 28, 2001                          1.25 to 1.0
          End of each fiscal quarter thereafter      1.35 to 1.0

     Section 10.2 Indebtedness. Create, assume, or otherwise become or remain
                  ------------
obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any Indebtedness for Money Borrowed, except for Permitted Indebtedness for Money Borrowed.

     Section 10.3 Guaranties. Become or remain liable with respect to any
                  ----------
Guaranty of any obligation of any other Person, except for (i) Permitted Guaranties, (ii) Guaranties by Borrower of
operating leases of Borrower's Subsidiaries listed in Schedule 5.1(h) and
                                                      ---------------
existing as of the Agreement Date (and any renewals thereof, provided that the amount payable by such Subsidiary is not increased by greater than ten percent (10%) in any fiscal year in comparison to the previous fiscal year) or which are hereafter entered into by any such Subsidiaries to the extent such operating leases are allowed by Section 10.10 or (iii) Guaranties by Borrower of
                      -------------
obligations of its Subsidiaries under commercially reasonable supply arrangements entered into by such Subsidiaries in the ordinary course of business.

     Section 10.4 Investments; Acquisitions. Make any Acquisition other than
                  -------------------------
Permitted Acquisitions; or Acquire any Investment, or permit any Investment to be outstanding, other than Permitted Investments.

     Section 10.5 Capital Expenditures. Make or incur any Capital Expenditures,
                  --------------------
except that Borrower may make or incur Capital Expenditures (i) with proceeds of a Capex Loan or an Acquisition Loan and (ii) with proceeds of the Revolving Credit Loan in any amount not exceed, in the aggregate, $1,100,000 during any fiscal year.

     Section 10.6 Restricted Distributions and Payments, Etc. Declare or make
                  -------------------------------------------
any Restricted Distribution or Restricted Payment, except payments for the repurchase by Borrower of its Capital Stock in an aggregate amount not exceeding $2,000,000, subject to Section 10.14 and provided, that no Default or Event of Default exists at the time of, or after giving effect to, any such payment.

     Section 10.7 Merger, Consolidation, Dissolution, and Sale of Assets. Enter
                  ------------------------------------------------------
into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except for the following,: (a) sales of Inventory in the ordinary course of business, (b) a merger or consolidation of a Subsidiary of Borrower with Borrower or another Subsidiary of Borrower in a transaction in which the survivor is Borrower or a Wholly-Owned Subsidiary of Borrower, provided that Lender shall have received at
                                     --------
least thirty (30) days prior written notice thereof and such survivor shall execute such agreements or provide such certifications in connection therewith as may be requested by Lender and (c) dissolution of a Subsidiary of Borrower, provided, that (i) no such Subsidiary has any material assets as of the time of
--------
such dissolution and is not material to any of the operations of Borrower, or of Borrower and its Subsidiaries taken as a whole, and (ii) all assets, if any, owned by such Subsidiary as of the time of such dissolution are transferred to Borrower or a Wholly-Owned Subsidiary of Borrower; provided that, in the case of
                                                   --------
clauses (b) and (c), all proceeds and cash payments received by Borrower or any
-----------     ---
Subsidiary of Borrower pursuant to any such transaction, net of reasonable costs and expenses, shall be paid to Lender for application to the Secured Obligations in such manner as Lender shall determine.

     Section 10.8 Transactions with Affiliates. Enter into any transaction with
                  ----------------------------
an Affiliate except in the ordinary course of business on terms no less favorable to Borrower, nor more favorable to such Affiliate, than would be obtainable in a comparable arm's length transaction with a Person who is not an Affiliate except that inventory and fixed assets may be sold or transferred between Guarantors. Borrower will not enter into any transaction with an Affiliate unless such transaction is specifically approved by Borrower's board of directors, or the duly authorized executive committee thereof, as being an arm's length transaction on terms no less favorable to Borrower, nor more favorable to such Affiliate, than would be obtainable in a comparable arm's length transaction with a Person who is not an Affiliate.

     Section 10.9 Liens. Create, assume or permit or suffer to exist or to be
                  -----
created or assumed any Lien on any of the property or assets of Borrower or such Subsidiary, real, personal or mixed, tangible or intangible, except for Permitted Liens.

     Section 10.10 Operating Leases. Enter into any lease, or renewal of any
                   ----------------
lease (other than a Capitalized Lease) which would cause the aggregate annual payment obligations of Borrower and its Subsidiaries under all leases other than leases of real property listed on Schedule 5.1(h) as of the Agreement Date and existing Capitalized Leases to increase by more than $1,000,000 in the aggregate.

     Section 10.11 Benefit Plans. Permit, or take any action which would result
                   -------------
in, the aggregate present value of the Unfunded Vested Accrued Benefits under all Benefit Plans of Borrower to exceed $0.

     Section 10.12 Sales and Leasebacks. Without the prior written approval of
                   --------------------
Lender, which shall not be unreasonably withheld, enter into any arrangement with any Person providing for the leasing from such Person of real or personal property which has been or is to be sold or transferred, directly or indirectly, by Borrower or any Subsidiary to such person.

     Section 10.13 Amendments of Other Agreements. Amend in any way the interest
                   ------------------------------
rate or principal amount or schedule of payments of principal and interest with respect to any Indebtedness (other than the Secured Obligations) other than to reduce the interest rate or extend the schedule of payments with respect thereto.

     Section 10.14 Minimum Availability. Permit the amount of the Borrowing Base
                   --------------------
less the sum of the outstanding principal balance of all Revolving Credit Loans to be less than $500,000 during any period of six months following the date of any payment made by Borrower for the repurchase of its Capital Stock as allowed by Section 10.6.
   ------------

     Section 10.15 Change in Business. Discontinue, or make any material change
                   ------------------
in, its business as currently established, or enter any new or different line of business not directly related to Borrower's or any Subsidiary's existing line of business.

                             ARTICLE 11 - DEFAULT

     Section 11.1 Events of Default. Each of the following shall constitute an
                  -----------------
Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

          (a) Default in Payment of Revolving Credit Loans. Borrower shall
              --------------------------------------------
     default in any payment of principal of, or interest on, any of the Loans or Notes when and as due (whether at maturity, by reason of acceleration or otherwise).

          (b) Other Payment Default. Borrower shall default in the payment, as
              ---------------------
     and when due, of principal of or interest on, any other Secured Obligation, and such default shall continue for ten days after written notice thereof has been given to Borrower by Lender.

          (c) Misrepresentation. Any representation or warranty made or deemed
              -----------------
     to be made by Borrower or any Guarantor under this Agreement or any Loan Document or any amendment hereto or thereto shall at any time prove to have been incorrect or misleading in any material respect when made.

          (d) Default in Performance. Borrower shall default in the performance
              ----------------------
     or observance of any term, covenant, condition or agreement contained in:

              (i)   Articles 6, 7, 8, 9 or 10, or
                    -------- -  -  -  -    --

              (ii) this Agreement (other than as specifically provided for otherwise in this Section 11.1) and such default shall continue for a
                            ------------
          period of ten days after written notice thereof has been given to Borrower by Lender.

          (e) Indebtedness Cross-Default. Borrower or any of its Subsidiaries
              --------------------------
     shall fail to pay when due and payable the principal of or interest on any Indebtedness (other than the Loans or the Notes or trade accounts payable to suppliers of goods or services to the. Borrower or any of its Subsidiaries in the ordinary course of business) where the principal amount of such Indebtedness is in excess of $50,000, or (ii) the maturity of any such Indebtedness shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Indebtedness, or (B) been required to be prepaid prior to the stated maturity thereof, or (iii) any event shall have occurred and be continuing which, with or without the passage of time or the giving of notice, or both, would permit any holder or holders of such Indebtedness, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity.

          (f) Other Cross-Defaults. Borrower or any of its Subsidiaries shall default in any payment when due or in the performance or observance of any material obligation or condition of any agreement, contract or lease (other than the Security Documents) or any such agreement, contract or lease relating to Indebtedness, if the exercise of remedies thereunder by the other party to such agreement could have a Materially Adverse Effect.

          (g) Voluntary Bankruptcy Proceeding. Borrower or any of its
              -------------------------------
     Subsidiaries shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) commence a proceeding seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

          (h) Involuntary Bankruptcy Proceeding. A case or other proceeding
              ---------------------------------
     shall be commenced against Borrower or any of its Subsidiaries in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency,. reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or any of its Subsidiaries or of all or any substantial part of the assets, domestic or foreign, of Borrower or any of its Subsidiaries, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against Borrower or any of its Subsidiaries (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

          (i) Failure of Agreements. Borrower, any Guarantor or any Affiliate of
              ---------------------
     Borrower or any Guarantor shall challenge the validity and binding effect of any provision of any Loan Document after delivery thereof hereunder or shall state in writing its intention to make such a challenge, or any Security Document, after delivery thereof hereunder, shall for any reason (except to the extent permitted by the terms thereof) cease to create a valid, exclusive (except for Permitted Liens) and perfected first priority Lien on, or security interest in, any of the Collateral.

          (j) Judgment. A judgment or order for the payment of money which
              --------
     exceeds $250,000 in amount not fully covered by insurance shall be entered against Borrower or any of its Subsidiaries by any court and such judgment or order shall continue undischarged or unstayed for 30 days.

          (k) Attachment. The filing or commencement of any attachment,
              ----------
     sequestration, garnishment, execution or other action against or with respect to any of the Collateral involving an amount in controversy in excess of $200,000; or the filing or commencement of any attachment, sequestration, garnishment, execution or other action against or with respect to Borrower's or any Subsidiary's property not included within the Collateral if (a) the amount in controversy is in excess of $200,000 and such attachment, sequestration, garnishment, execution or other action has not been dismissed, or superseded by appropriate bond, within thirty (30) days after the occurrence thereof, or (b) the outcome, pendency or effect thereof is reasonably expected to result in or cause a Materially Adverse Effect.

          (l) ERISA. (i) Any Termination Event with respect to a Benefit Plan
              -----
     shall occur that, after taking into account the excess, if any, of (A) the fair market value of the assets of any other Benefit Plan with respect to which a Termination Event occurs on the same day (but only to the extent that such excess is the property of Borrower or a Subsidiary of Borrower, as applicable) over (B) the present value on such day of all vested nonforfeitable benefits under such other Benefit Plan, results in an Unfunded Vested Accrued Benefit in excess of $0, (ii) any Benefit Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Code and ERISA, or (iii) Borrower or any of its Subsidiaries is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's or any of its Subsidiaries complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan.

          (m) Qualified Audits. The independent certified public accountants
              ----------------
     retained by Borrower shall refuse to deliver an opinion in accordance with
     Section 9.1(a) with respect to the consolidated and consolidating annual financial statements of Borrower and its Subsidiaries.

          (n) Insecurity. Lender in good faith believes that the prospect for
              ----------
     payment or performance of the Secured Obligations is impaired.

          (o) Guarantor Revocation. Revocation or repudiation by any Person of
              --------------------
     its obligations under Guaranty of the Secured Obligations.

          (p) Material Adverse Change. There occurs any act, omission, event,
              -----------------------
     undertaking or circumstance or series of acts, omissions, events, undertakings or circumstances which have, or in the sole good faith judgment of Lender would have, either individually or in the aggregate, a Materially Adverse Effect.

          (q) Change of Control. There occurs any Change of Control.
              -----------------

          (r) Payment of Subordinated Debt. Use of proceeds of Revolving Credit
              ----------------------------
     Loan to prepay any Subordinated Debt.

     Section 11.2 Remedies.
                  --------

          (a) Automatic Acceleration and Termination of Facilities. Upon the
              ----------------------------------------------------
     occurrence of an Event of Default specified in Section 11.1(g) or (h), (i) the principal of and the interest on the Loans and the Notes at the time outstanding, and all other amounts owed to Lender under this Agreement or any of the Loan Documents and all other Secured Obligations, shall thereupon become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or any of the Loan Documents to the contrary notwithstanding, and (ii) the commitment of Lender to make advances thereunder or under this Agreement shall immediately terminate.

          (b) Other Remedies. If any Event of Default (other than as specified
              --------------
     in Section 11.1(g), (h) or (i)) shall have occurred and be continuing,
        ---------------  ---    ----
     Lender, in its sole and absolute discretion, may do any of the following:

              (i) declare the principal of and interest on the Loans and the Notes at the time outstanding, and all other amounts owed to Lender under this Agreement or any of the Loan Documents and all other Secured Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding;

              (ii)   terminate any commitment of Lender to make Loans;

              (iii) notify, or request Borrower or any Subsidiary of Borrower to notify, in writing or otherwise, any Account Debtor or obligor with respect to any one or more of the Receivables to make payment to Lender or any agent or designee of Lender, at such address as may be specified by Lender, and, if, notwithstanding the giving of any notice, any Account Debtor or other such obligor shall make payments to Borrower or any of its Subsidiaries, Borrower or such Subsidiary shall hold all such payments it receives in trust for Lender, without commingling the same with other funds or property of, or held by, Borrower or such Subsidiary and shall deliver the same to Lender or any such agent or designee immediately upon receipt by Borrower or such Subsidiary in the identical form received, together with any necessary endorsements;

              (iv) settle or adjust disputes and claims directly with Account Debtors and other obligors on Receivables for amounts and on terms which Lender considers advisable and in all such cases only the net amounts received by Lender in payment of such amounts, after deductions of costs and attorneys' fees, shall constitute Collateral, and neither Borrower nor any Subsidiary shall have any further right to make any such settlements or adjustments or to accept any returns of merchandise;

              (v) enter upon any premises on which Inventory may be located and, without resistance or interference by Borrower or such Subsidiary, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as Lender shall choose, without being liable to Borrower on account or such Subsidiary of any loss, damage or depreciation that reasonably results therefrom;

              (vi) require Borrower and its Subsidiaries to, and Borrower and its Subsidiaries shall, without charge to Lender, assemble the Inventory and Equipment and maintain or deliver it into the possession of Lender or any agent or representative of Lender at such place or places as Lender may designate;

              (vii) at the expense of Borrower, cause any of the Inventory and Equipment to be placed in a public or field warehouse, and Lender shall not be liable to Borrower or any Subsidiary on account of any loss, damage or depreciation that may occur as a result thereof, except as is caused by Lender's gross negligence or willful misconduct;

              (viii) without notice, demand or other process, and without payment of any rent or any other charge, enter any of Borrower's or any Subsidiary's premises and, without breach of the peace, until Lender completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of Borrower's equipment, for the purpose of (A) completing any work in process, preparing any Inventory for disposition and disposing thereof, and (B) collecting any Receivable, and Lender is hereby granted a license or sublicense and all other rights as may be necessary, appropriate or desirable to use the Intellectual Property in connection with the foregoing, and the rights of Borrower under all licenses and franchise agreements shall inure to Lender's benefit (provided, however, that any use of any federally registered trademarks as to any goods shall be subject to the control as to the quality of such goods of the owner of such trademarks and the goodwill of the business symbolized thereby);

              (ix) exercise any and all of its rights under any and all of the Security Documents.

              (x) apply any cash Collateral to the payment of the Secured Obligations in any order in which Lender may elect or use such cash in connection with the exercise of any of its other rights hereunder or under any of the Security Documents;

              (xi) establish or cause to be established one or more Lockboxes or other arrangement for the deposit of proceeds of Receivables, and, in such case, Borrower shall cause and shall cause each of its Subsidiaries to cause to be forwarded to Lender at Lender's Office, on a daily basis, copies of all checks and other items of payment and deposit slips related thereto deposited in such Lockboxes, together with collection reports in form and substance satisfactory to Lender; and

              (xii) exercise all of the rights and remedies of a secured party under the UCC (whether or not the UCC is applicable) and under any other applicable law, including, without limitation, the right, without notice except as specified below and with or without taking the possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by Lender, for cash, on credit or for future delivery and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall also constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (c) Cash Collateral; Injunctive Relief. All cash proceeds of
              ---------------
     Collateral from time to time existing, including without limitation collections and payments of Receivables and cash receipts, if any, for other Collateral, whether consisting of cash, checks or other similar items, at all times shall be subject to an express trust for the benefit of Lender. All such proceeds shall be subject to Lender's continuing security interests under this Agreement. Except as may be specifically allowed otherwise by this Agreement, Borrower and its Subsidiaries are expressly prohibited from using, spending, retaining or otherwise exercising any dominion over such proceeds. Borrower acknowledges and agrees that an action for damages against Borrower for any breach of such prohibitions shall not be an adequate remedy at law. In the event of any such breach, Borrower agrees to the fullest extent allowed by law that Lender shall be entitled to injunctive relief to restrain such breach and require compliance with the requirements of this Agreement.

          (d) Refusal of Funding. Lender shall have no obligation to make any
              ------------------
     Loan (i) at any time when any applicable condition for funding prescribed under this Agreement has not been fulfilled to Lender's satisfaction, (ii) at any time when any Default or Event of Default is in existence, (iii) if Lender has received any notice under Section 9.4 or has knowledge of any
                                          -----------
     event or condition which would be the subject of any notice required thereunder, or (iv) if Borrower or any Guarantor has repudiated or made any anticipatory breach of any of its obligations under the Loan Documents. Any Loan requested at any such time may be declined by Lender, in whole or in part, in Lender's sole discretion without prior notice.

          (e) Performance by Lender. Should Borrower or any Guarantor fail to
              ---------------------
     perform any covenant, duty, or agreement required by the Loan Documents, Lender may, at its sole option and election, perform or attempt to perform same on behalf of Borrower or such Guarantor, at Borrower's cost and expense, provided that Lender shall have no obligation or duty to take any such action. Borrower agrees to reimburse Lender for such costs and expenses on demand.

     Section 11.3 Application of Proceeds. All proceeds from each sale of, or
                  -----------------------
other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows:

          (a) First: to the payment of all costs and expenses incurred in
              -----
     connection with such sale or other realization, including attorneys' fees,

          (b) Second: to the payment of the Secured Obligations (with Borrower
              ------
     remaining liable for any deficiency) in any order which Lender may elect,

          (c) Third: to the creation of a cash collateral account in an amount
              -----
     equal to the Letter of Credit Reserve, which fund shall be held by Lender as security for and applied to the payment of any amounts which may thereafter become due under the Letter of Credit Facility, and

          (d) Fourth: the balance (if any) of such proceeds shall be paid to
              ------
     Borrower or, subject to any duty imposed by law or otherwise, to whomsoever is entitled thereto.

     Borrower shall remain liable and will pay, on demand, any deficiency remaining in respect of the Secured Obligations, together with interest thereon at a rate per annum equal to the highest rate then payable hereunder on such Secured Obligations, which interest shall constitute part of the Secured Obligations.

     Section 11.4 Power of Attorney. In addition to the authorizations granted
                  -----------------
to Lender under Section 7.14 or under any other provision of this Agreement or
                ------------
any of the Loan Documents: Borrower hereby irrevocably appoints Lender as its agent and attorney-in-fact to take any action necessary to preserve and protect the Collateral and Lender's interests under the Loan Documents. Borrower hereby authorizes and appoints Lender as attorney in fact to sign and file any financing statement or other document necessary to perfect Lender's security interest in the Collateral. Lender shall have the right at any time to take in good faith any of the following action, in its own name or in the name of Borrower or any of its Subsidiaries, whether or not an Event of Default is in existence: (i) make written or verbal requests for verification of amounts owing on Receivables from any or all Persons which Lender believes may be account debtors or obligors on Receivables; (ii) take possession and control of proceeds of Receivables; (iii) redirect the deposit and disposition of collections and proceeds of Receivables pursuant to Section 7.1 or Section 7.2; (iv) endorse
                                    -----------    -----------
checks, instruments or other evidences of payment on Receivables; (v) prepare, sign and file any notice of lien or any proof of claim or other document in any bankruptcy proceedings of any account debtor or obligor on Receivables; (vi) access, copy or utilize any information recorded or contained in any computer or data processing equipment or system in respect of the Receivables maintained by Borrower or any Affiliate, or to which Borrower has access; (vii) enter onto Borrower's or any of its Subsidiaries' premises and discuss Borrower's or any of its Subsidiaries' affairs with Borrower's or any of its Subsidiaries' personnel as may be reasonably necessary in connection with maintaining or enforcing Lender's rights under the Loan Documents; (viii) access and utilize the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Receivables, Inventory or other Collateral to which Borrower or any Subsidiary of Borrower has access; and (ix) take all other action allowed by law as may be necessary to carry out the Loan Documents and give effect to Lender's rights thereunder. In addition, Lender shall have the right to take any of the following action, in its own name or in the name of Borrower, at any time when any Event of Default is in existence; (x) notify any or all Persons which Lender believes may be account debtors or obligors on Receivables to make payments directly to Lender; (xi) settle, adjust, compromise or discharge Receivables or extend time of payment upon such terms as Lender may determine; (xii) take action to enforce collection of Receivables; (xiii) open mail addressed to Borrower or any of its Subsidiaries and take possession of and dispose of checks or other proceeds of Receivables in accordance with this Agreement; and (xiv) direct the U.S. Postal service to change the address to which Borrower's or any of its Subsidiaries' mail is delivered. Should Lender at any time elect to exercise its right of verification or notification with respect to the Receivables as provided in clause (i) or
                                                               ----------
(ii) above, respectively, Lender shall have the right in its sole discretion to
----
direct such request for verification, or notification, as the case may be, to all Persons which Lender believes may have transacted business with Borrower or any of its Subsidiaries at any time, whether or not such Persons are then indebted to Borrower, and Lender is hereby released and discharged from any liability by reason of any such request for verification or notification. Costs and expenses incurred by Lender in connection with any of such actions by Lender, including attorneys' fees and out-of-pocket expenses, shall be reimbursed to Lender on demand.

     Section 11.5 Miscellaneous Provisions Concerning Remedies.
             --------------------------------------------

          (a) Rights Cumulative. The rights and remedies of Lender under this
              -----------------
     Agreement, the Note and each of the Loan Documents shall be cumulative and not exclusive of any rights or remedies which it or they would otherwise have. In exercising such rights and remedies, Lender may be selective and no failure or delay by Lender in exercising any right shall operate as a waiver of such right nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

          (b) Waiver of Marshaling. Borrower hereby waives any right to require
              --------------------
     any marshaling of assets and any similar right.

          (c) Limitation of Liability. Nothing contained in this Article 11 or
              -----------------------
     elsewhere in this Agreement or in any of the Loan Documents shall be construed as requiring or obligating Lender or any agent or designee of Lender to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or notice or take any action with respect to any Receivable or any other Collateral or the moneys due or to become due thereunder or in connection therewith or to take any steps necessary to preserve any rights against prior parties, and neither Lender nor any of its agents or designees shall have any liability to Borrower or any Guarantor for actions taken pursuant to this Article 11, any other provision of this Agreement or any of the Loan Documents, except as is caused by Lender's gross negligence or intentional misconduct.

          (d) Appointment of Receiver. In any action under this Article 11,
              -----------------------
     Lender shall be entitled to apply for the appointment of a receiver, without notice of any kind whatsoever, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon such receiver.

          (e) Waiver of Notices. Except as otherwise expressly provided in this
              -----------------
     Agreement, Borrower expressly waives presentment, demand, notice of intention to accelerate, notice of acceleration, protest and any other notices of any kind with respect to the Secured Obligations and the remedies provided by the Loan Documents.

          (f) Non-waiver. Forbearance or indulgence by Lender of any Default or Event of Default or any other event or condition which is or would be the subject of a required notice under Section 9.4, at any time from time to time, shall not be deemed a waiver of any rights of Lender under the Loan Documents. The acceptance by Lender at any time and from time to time of any partial performance or partial payment of the Secured Obligations shall not be deemed to be a waiver of any Event of Default then existing. No delay or omission by Lender in exercising any right or remedy shall impair such right or remedy, or be construed as a waiver thereof, nor shall any single or partial exercise of any such rights or remedies preclude other or further exercise thereof. Lender shall not be required or obligated to file suit or otherwise pursue any other Person for enforcement or collection of any of the Secured Obligations or to take any action to realize upon any of the Collateral.

                          ARTICLE 12 - MISCELLANEOUS

     Section 12.1 Notices.
                  -------

          (a) Method of Communication. Except as specifically provided in this
              -----------------------
     Agreement or in any of the Loan Documents, all notices and the communications hereunder and thereunder shall be in writing or by telephone subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by overnight courier service, by certified or registered mail, postage pre-paid, or by facsimile transmission and shall be deemed received, in the case of personal delivery, when delivered, in the case of overnight courier service, on the next Business Day after delivery to such service, in the case of mailing, on the third day after mailing (or, if such day is a day on which deliveries of mail are not made, on the next succeeding day on which deliveries of mail are made) and, in the case of facsimile transmission, upon transmittal; provided that in the case of notices to Lender, Lender shall be charged with knowledge of the contents thereof only when such notice is actually received by Lender. A telephonic notice to Lender as understood by Lender will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

          (b) Addresses for Notices. Notices to any party shall be sent to it at
              ---------------------
     the following addresses, or any other address of which all the other parties are notified in writing.

     If to Borrower:       ACR Group, Inc.
                           3200 Wilcrest Drive, Suite 440
                           Houston, Texas 77042
                           Attention: Anthony R. Maresca, Senior Vice President
                           Facsimile No.: (713) 780-4067

     If to Lender:

     Mailing address:      Bank of America, N.A.
                           P.O. Box 830732
                           Dallas, Texas 75283-0732
                           Attention: Business Credit Regional Manager: URGENT

     Address for personal
     or courier delivery:  Bank of America, N.A.
                           Bank of America Plaza, 6th Floor
                           901 Main Street Dallas, Texas 75202
                           Attention: Business Credit Regional Manager: URGENT Facsimile No.: (214) 209-3501

          (c) Lender's Office. Lender hereby designates its office located at
              ---------------
     Bank of America Plaza, 901 Main Street, 6th Floor, Dallas, Texas 75202, or any subsequent office which shall have been specified for such purpose by written notice to Borrower, as the office to which payments due are to be made and at which Loans will be disbursed.

     Section 12.2 Expenses. Borrower agrees to pay or reimburse on demand all
                  --------
costs and expenses incurred by Lender, including, without limitation, the reasonable fees and disbursements of counsel, in connection with (a) the negotiation, preparation, execution, delivery, administration, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation, (i) the out-of-pocket costs and expenses incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents, (ii) the costs and expenses of appraisals of the Collateral, (iii) the costs and expenses of lien searches, (iv) fees and other charges of (a) filing Financing Statements and continuation statements and the costs and expenses of taking other actions to perfect, protect, and continue the Security Interest; (b) the preparation, execution and delivery of any waiver, amendment, supplement or consent by Lender relating to this Agreement or any of the Loan Documents; (c) sums paid or obligations incurred in connection with the payment of any amount or taking any action required of Borrower under the Loan Documents that Borrower fails to pay or take; (d) costs of field examinations, inspections and verifications with respect to the Collateral and Borrower's operations, books and records, by Lender's agents up to three times per year and whenever an Event of Default exists, at a rate of $750 per day per examiner plus associated out-of-pocket expenses, including without limitation for travel, lodging, and meals; (e) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining each Controlled Disbursement Account, Agency Account and Lockbox; (f) costs and expenses of preserving and protecting the Collateral; (g) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (h) costs and expenses of lien and title searches and title insurance; (i) taxes, fees, and other charges for recording the Mortgages;
(j) after the occurrence of a Default, consulting with and obtaining opinions and appraisals from one or more Persons, including real estate and personal property appraisers, accountants and lawyers, concerning the value of any Collateral for the Secured Obligations or related to the nature, scope or value of any right or remedy of Lender hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons; and (k) costs and expenses paid or incurred to obtain payment of the Secured Obligations, enforce the Security Interest, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by Lender. The foregoing shall not be construed to limit any other provisions o(S)f the Loan Documents regarding costs and expenses to be paid by Borrower. Borrower hereby authorizes Lender to debit Borrower's loan accounts (by increasing the principal amount of the Revolving Credit Loans) in the amount of any such costs and expenses owed by Borrower when due.

     Section 12.3 Stamp and Other Taxes. Borrower will pay any and all stamp,
                  ---------------------
registration, recordation and similar taxes, fees or charges and shall indemnify Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the Loan Documents or the perfection of any rights or security interest thereunder.

     Section 12.4 Setoff. Borrower irrevocably authorizes Lender to charge any
                  ------
account of Borrower or any Subsidiary of Borrower maintained with Lender with such amount as may be necessary from time to time to pay any Secured Obligations which are not timely paid when due as required by the Loan Documents. In addition to any rights now or hereafter granted under applicable law, and not by way of limitation of any such rights, upon and after the occurrence of any Default or Event of Default, Lender and any participant with Lender in the Loans are hereby authorized by Borrower at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by Lender or any participant to or for the credit or the account of Borrower or any Subsidiary of Borrower against and on account of the Secured Obligations irrespective or whether or not (a) Lender shall have made any demand under this Agreement or any of the Loan Documents, or (b) Lender shall have declared any or all of the Secured Obligations to be due and payable as permitted by Section 11.2 and although such Secured Obligations shall be contingent or unmatured. Upon the occurrence of an Event of Default and for so long as the same shall remain in existence and not cured or waived, Lender shall be entitled in its discretion to hold any such deposits or other sums pending acceleration of the Secured Obligations.

     Section 12.5 Litigation. EACH OF LENDER AND BORROWER HEREBY KNOWINGLY,
                  ----------
INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST BORROWER OR LENDER ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN BORROWER AND LENDER OF ANY KIND OR NATURE. EACH SUCH PARTY ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING. BORROWER AND LENDER HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF TEXAS OR, AT THE OPTION OF LENDER, ANY COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY AND WHICH SITS IN A JURISDICTION IN WHICH BORROWER TRANSACTS BUSINESS SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AND ITS COUNSEL AT THE RESPECTIVE

ADDRESSES SET FORTH IN SECTION 12.1(B), WHICH SERVICE SHALL BE DEEMED MADE UPON
                       ---------------
RECEIPT THEREOF. THE NON-EXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY APPROPRIATE JURISDICTION.

     Section 12.6 Continuing Rights of Lender in respect of Secured Obligations;
                  --------------------------------------------------------------
Reversal of Payments. In the event any amounts from time to time applied in
--------------------
reduction of the Secured Obligations are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, or Lender refunds or repays any such amount pursuant to any applicable law or pursuant to any compromise or settlement of any such claim, then, the Secured Obligations shall automatically be deemed to be revived and increased to the extent of such amount and the same shall continue to be secured by the Collateral as if such amount had not been so applied. Lender shall have the continuing and exclusive right to apply, or reverse and re-apply, any and all payments to any portion of the Secured Obligations.

     Section 12.7 Injunctive Relief. Borrower recognizes that, in the event
                  -----------------
Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to Lender; therefore, Borrower agrees that Lender, at Lender's option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. The rights of Lender under this
Section 12.7 are cumulative of, and in addition to, those specified under
------------
Section 11.2(c).
---------------

     Section 12.8 Accounting Matters. All financial and accounting calculations,
                  ------------------
measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by Borrower to determine whether it is in compliance with any covenant contained herein, shall, unless there is an express written direction or consent by Lender to the contrary, be performed in accordance with GAAP.

     Section 12.9 Assignment; Participation. All the provisions of this
                  -------------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights under this Agreement. Lender may assign to one or more Persons, or sell participations to one or more Persons in, all or a portion of its rights and obligations hereunder and under the Notes and, in connection with any such assignment or sale of a participation, may assign its rights and obligations under the Security Documents. Lender may, in connection with any assignment or proposed assignment or sale or proposed sale of a participation, disclose to the assignee or proposed assignee or participant or proposed participant any information relating to Borrower furnished to Lender by or on behalf of Borrower. Lender agrees to notify Borrower in the event Lender has assigned all of its right, title and interest in the Loans, provided, that Lender shall not have any liability for any failure or delay in making such notification nor shall any such failure or delay impair the validity of any such assignment.

     Section 12.10 Amendments. Any term, covenant, agreement or condition of
                   ----------
this Agreement or any of the other Loan Documents may be amended or waived and any departure therefrom may be consented to if, but only if, such amendment, waiver or consent is in writing signed by Lender and, in the case of an amendment, by Borrower. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     Section 12.11 Performance of Borrower's Duties. Borrower's obligations
                   --------------------------------
under this Agreement and each of the Loan Documents shall be performed by Borrower at its sole cost and expense. If Borrower shall fail to do any act or thing which it has covenanted to do under this Agreement or any of the Loan Documents, Lender may (but shall not be obligated to) do the same or cause it to be done either in the name of Lender or in the name and on behalf of Borrower, and Borrower hereby irrevocably authorizes Lender so to act.

     Section 12.12 INDEMNIFICATION. BORROWER HEREBY AGREES TO INDEMNIFY AND HOLD
                   ---------------
HARMLESS AND DEFEND ALL INDEMNIFIED PERSONS FROM AND AGAINST ANY AND ALL INDEMNIFIED CLAIMS, EXCEPT IN THE CASE OF A DISPUTE BETWEEN BORROWER AND LENDER IN WHICH BORROWER PREVAILS IN A FINAL UNAPPEALED OR UNAPPEALABLE JUDGMENT. UPON NOTIFICATION AND DEMAND, BORROWER AGREES TO PROVIDE DEFENSE OF ANY INDEMNIFIED CLAIM AND PAY ALL COSTS AND EXPENSES OF COUNSEL SELECTED BY BORROWER AND REASONABLY ACCEPTABLE TO SUCH INDEMNIFIED PERSON IN RESPECT THEREOF. ANY SETTLEMENT OR COMPROMISE OF ANY SUCH INDEMNIFIED CLAIM SHALL BE SUBJECT TO THE CONSENT OF BORROWER AND SUCH INDEMNIFIED PERSON, IN WHICH EVENT THE OBLIGATIONS OF SUCH INDEMNIFIED PERSON, IF ANY, PURSUANT TO ANY SUCH SETTLEMENT OR COMPROMISE SHALL BE DEEMED INCLUDED WITHIN THE INDEMNIFIED CLAIMS. THE INDEMNIFICATION PROVIDED FOR IN THIS SECTION 12.12 SHALL SURVIVE ANY TERMINATION
                                     -------------
OF THIS AGREEMENT AND SHALL CONTINUE FOR THE BENEFIT OF ALL INDEMNIFIED PERSONS. EXCEPT AS SPECIFICALLY PROVIDED HEREIN, BORROWER WAIVES ALL NOTICES FROM ANY INDEMNIFIED PERSON.

     Section 12.13 All Powers Coupled with Interest. All powers of attorney and
                   --------------------------------
other authorizations granted to Lender and any Persons designated by Lender pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Secured Obligations remain unpaid or unsatisfied or the Revolving Credit Facility has not been terminated.

     Section 12.14 Survival. Notwithstanding any termination of this Agreement,
                   --------
(a) until all Secured Obligations have been paid in full and the Revolving Credit Facility terminated, Lender shall retain its Security Interest and shall retain an rights under this Agreement and each of the Security Documents with respect to the Collateral as fully as though this Agreement had not been terminated, and (b) the indemnities to which Lender is entitled under the provisions of this Article 12 and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect Lender against events arising after such termination as well as before.

     Section 12.15 Severability of Provisions. Any provision of this Agreement
                   --------------------------
or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 12.16 Governing Law. The Loan Documents, and all documents and
                   -------------
instruments executed in connection therewith shall be construed in accordance with and governed by the law of the State of Texas, provided, that to the extent
                                                    --------
federal law would allow a higher rate of interest than would be allowed by the laws of the State of Texas, then with respect to the provisions of any law which purport to limit the amount of interest that may be contracted for, charged or received in connection with any of the Secured Obligations, such federal law shall apply.

     Section 12.17 Acceptance and Performance. This Agreement shall become
                   --------------------------
effective only upon acceptance by Lender. The Secured Obligations are payable at Lender's offices in Dallas, Dallas County, Texas.

     Section 12.18 Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     Section 12.19 Reproduction of Documents. This Agreement, each of the Loan
                   -------------------------
Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by Lender, and (c) financial statements, certificates and other information previously or hereafter furnished to Lender, may be reproduced by Lender by any photographic, photostatic, microcard, microfilm, miniature photographic or other similar process, and Lender may destroy any original document so reproduced. Each party hereto stipulates that, to the extent permitted by applicable laws any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by such Lender in the regular course of business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     Section 12.20 Funds Transfer Services.
                   -----------------------

          (a) Borrower acknowledges that Lender and its affiliates have made available to it Wire Transfer Procedures a copy of which is attached hereto as Exhibit K which include a description of security procedures regarding funds transfers executed by Lender or an affiliate bank at the request of Borrower (the "Security Procedures"). Borrower and Lender agree that the
                    -------------------
     Security Procedures are commercially reasonable. Borrower further acknowledges that the full scope of the Security Procedures which Lender or such affiliate bank offers and strongly recommends for funds transfers is available only if Borrower communicates directly with Lender or such affiliate bank as applicable in accordance with said procedures. If Borrower attempts to communicate by any other method or otherwise not in accordance with the Security Procedures, Lender or such affiliate bank, as applicable, shall not be required to execute such instructions, but if Lender or such affiliate bank, as applicable, does so, Borrower will be deemed to have refused the Security Procedures that Lender or such affiliate bank, as applicable, offers and strongly recommends, and Borrower will be bound by any funds transfer, whether or not authorized, which is issued in Borrower's name and accepted by Lender or such affiliate bank, as applicable, in good faith. Lender or such affiliate bank, as applicable, may modify the Wire Transfer Procedures including, without limitation, the Security Procedures at such time or times and in such manner as Lender or such affiliate bank, as applicable, in its sole discretion, deems appropriate to meet prevailing standards of good banking practice. By continuing to use Lender's or such affiliate bank's as applicable, wire transfer services after receipt of any modification of the Wire Transfer Procedures including, without limitation, the Security Procedures, Borrower agrees that the Wire Transfer Procedures including, without limitation, the Security Procedures, as modified, are likewise commercially reasonable. Borrower further agrees to establish and maintain procedures to safeguard the Security Procedures and any information related thereto. Neither Lender nor any affiliate bank is responsible for detecting any error in any payment order sent by Borrower to Lender.

          (b) Lender or such affiliate bank, as applicable, will generally use the Fedwire funds transfer system for domestic funds transfers, and the funds transfer system operated by the Society for Worldwide International Financial Telecommunication (SWIFT) for international funds transfers. International funds transfers may also be initiated through the Clearing House InterBank Payment System (CHIPs) or international cable. However, Lender or such affiliate bank, as applicable, may use any means and routes that Lender or such affiliate bank, as applicable, in its sole discretion, may consider suitable for the transmission of funds. Each payment order, or cancellation thereof, carried out through a funds transfer system or a clearinghouse will be governed by all applicable funds transfer system rules and clearing arrangements, whether or not Lender or such affiliate bank, as applicable, is a member of the system, clearinghouse or arrangement and Borrower acknowledges that Lender's or such affiliate bank's, as applicable, right to reverse, adjust, stop payment or delay posting of an executed payment order is subject to the laws, regulations, rules, circulars and arrangements described herein.

     Section 12.21 Amendment and Restatement. This Agreement amends and restates
                   -------------------------
in its entirety the Prior Loan Agreement. All rights, benefits, indebtedness, interest, liabilities, and obligations of Lender and Borrower under the Prior Loan Agreement are hereby renewed, amended, restated, and superseded in their entirety according to the terms and provisions of this Agreement. All "Secured Obligations" as defined by the Prior Loan Documents are renewed and continued and hereafter shall be included in the Secured Obligations and payable in accordance with this Agreement. All security interests, liens, and collateral assignments previously granted by Borrower pursuant to the Prior Loan Agreement are hereby renewed and continued, and all such security interests, liens, and collateral assignments shall remain in full force and effect, as security for all Secured Obligations as provided by this Agreement. This Agreement shall not result in or constitute a waiver of or a release, discharge, or forgiveness of any amount payable pursuant to the Prior Loan Agreement, which such amounts are payable pursuant to the terms of this Agreement. Borrower represents and warrants that as of the date hereof there are no claims or offsets against, or defenses or counterclaims to, its obligations under or in connection with the Prior Loan Agreement or this Agreement. To induce Lender to enter into this Agreement, Borrower hereby waives any and all such claims, offsets, defenses, or counterclaims, whether known or unknown, arising prior to the date hereof and relating to the Prior Loan Agreement.

     Section 12.22 No Oral Agreements. THIS WRITTEN AGREEMENT REPRESENTS THE
                   ------------------
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

                              BORROWER:

                              ACR GROUP, INC.

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              LENDER:

                              BANK OF AMERICA, N.A.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                     CONSENT AND AGREEMENT BY SUBSIDIARIES

     Reference is made to the forgoing Amended and Restated Loan and Security Agreement (the "Agreement"). Terms defined by the Agreement, where used herein,
---------
shall have the same meanings herein as are prescribed by the Agreement. For value received, and in consideration of benefits to the undersigned under and resulting from the Agreement and the other Loan Documents, each of the undersigned Subsidiaries of Borrower hereby joins and agrees with, and agrees to be bound by the Agreement the same as if such Subsidiary were party to the Agreement. Without limiting the forgoing, each of the undersigned Subsidiaries hereby (i) ratifies and confirms all security interests and liens previously granted by it to or for the benefit of Lender and agrees that such security interests and liens shall continue in full force and effect as security for the Secured Obligations as provided by the Agreement and the Loan Documents, (ii) as additional security for the Secured Obligations, hereby grants to Lender a continuing security interest, lien and collateral assignment in and to all right, title and interest in any Collateral now owned and hereafter acquired by such Subsidiary, pursuant to and as provided by Section 6.1 of the Agreement,
                                                -----------
(iii) ratifies and confirms any and all Guaranty agreements previously executed by it for the benefit of Lender (or any predecessor of Lender) dated August 27, 1997, as being and continuing in full force and effect and agrees that the indebtedness and obligations Guaranteed thereby shall include all Secured Obligations as defined by the Agreement, (iv) agrees to comply with all covenants provided by the Agreement which are applicable to a Subsidiary of Borrower or to property of a Subsidiary of Borrower and (v) agrees to execute such other and additional agreements and instruments and provide such other certifications and information in connection with the Agreement and the forgoing as Lender may request.

     Signed by the undersigned Subsidiaries effective as of the Agreement Date.

                              ACR SUPPLY, INC.

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              TOTAL SUPPLY, INC.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              HEATING AND COOLING SUPPLY, INC.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              VALLEY SUPPLY, INC.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              ENER-TECH INDUSTRIES, INC.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              FLORIDA COOLING SUPPLY, INC.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              LIFETIME FILTER, INC.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              WEST COAST HVAC SUPPLY, INC.

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              CONTRACTORS HEATING & SUPPLY, INC.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              TIME ENERGY SYSTEMS SOUTHWEST, INC.


                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                                SCHEDULE 5.1(a)

                            FOREIGN QUALIFICATIONS

ACR SUPPLY, INC.                                 Louisiana
TOTAL SUPPLY, INC.                               Georgia
VALLEY SUPPLY, INC.                              Tennessee
FLORIDA COOLING SUPPLY, INC.                     Florida
WEST COAST HVAC SUPPLY, INC.                     California
CONTRACTORS HEATING & SUPPLY, INC.               Colorado
                                                 New Mexico

                                SCHEDULE 5.1(b)

                           SUBSIDIARIES OF BORROWER

ACR Supply, Inc.
Total Supply, Inc.
Heating and Cooling Supply, Inc.
Valley Supply, Inc.
Ener-Tech Industries, Inc.
Florida Cooling Supply, Inc.
Lifetime Filter, Inc.
West Coast HVAC Supply, Inc.
Contractors Heating & Supply, Inc.
Time Energy Systems Southwest, Inc.

                                SCHEDULE 5.1(e)

                             BUSINESS OF BORROWER

Borrower and its subsidiaries are engaged in the manufacture and distribution of products used in the heating, ventilation, air conditioning and refrigeration ("HVACR") industry.

                                SCHEDULE 5.1(f)

                      DISCLOSURE OF ENVIRONMENTAL MATTERS

ACR Supply, Inc. leases the premises located at 722 S. Padre Island Drive, Corpus Christi, Texas, which formerly contained underground storage tanks containing hydrocarbon substances. Pursuant to the Texas Natural Resource Conservation Commission, no further assessment or remedial activities are necessary with respect to such tanks.

Small quantities of asbestos-containing materials have been found on the premises which are to be remediated by the lessor.

                                SCHEDULE 5.1(h)

              REAL ESTATE AND CERTAIN LEASES OF PERSONAL PROPERTY

List of owned real estate:
1.     806 East Harris
       Pasadena, TX  77506
       occupied by ACR Supply, Inc.

2.     1005 Katyland Drive
       Katy, TX  77493
       occupied by Lifetime Filter, Inc.

List of leased real estate:
1.     All leased properties listed on Schedule 5.1(v)

2.     3200 Wilcrest Dr.
       Suite 440
       Houston, TX  77042
       occupied by ACR Group, Inc.
       Lessor:      Transwestern Westchase III, L.P.

3.     710 Industrial Blvd.
       Valdosta, GA
       Lessor:      N.L. Bassford, Jr.
       Lessee:      Total Supply, Inc.

4.     2101 W. 42nd Street
       Winter Haven, FL
       Lessor:      Wesley S. and Margaret K. Lawson
       Lessee:      Florida Cooling Supply, Inc.

List of leased personal property that is valued in excess of $100,000:
1.     AS/400-e computer system and operating software
       Property located at 8798 Westpark, Houston, TX  77042
       Original cost - $190,160
       Lessor:      Matrix Funding Corporation

2.     Sheet metal elbow machine
       Property located at 3130 N. El Paso, Colorado Springs, CO 80907 Original cost - $100,900
       Lessor:      Matrix Funding Corporation

Subleased properties:
1.     710 Industrial Blvd.
       Valdosta, GA
       Lessee:      Total Supply, Inc.
       Sub-lessee:  Paul Everett d/b/a Southern Warehousing Systems

2.     2101 W. 42nd Street
       Winter Haven, FL
       Lessee:      Florida Cooling Supply, Inc.
       Sub-lessee:  Advanced A/C & Refrigeration, Inc.

3.     9516 Neils Thompson Dr, Suites 112, 114 and 116
       Austin, TX
       Lessee:      ACR Supply, Inc.
       Sub-lessee:  Swiff-Train Company

                                SCHEDULE 5.1(i)

                                     LIENS

1.   Liens securing promissory notes:

                                                                                                Original        Principal
                                                                                                Principal        Balance
                 Maker                                Payee                        Date          Amount         5/1/2000
-------------------------------------------------------------------------------------------------------------------------
     ACR Supply, Inc.                        The Catalyst Fund, Ltd.              5/26/93       $ 800,000       $ 87,247
     Total Supply, Inc.                      The Catalyst Fund, Ltd.              5/26/93         100,000         10,906
     Heating and Cooling Supply, Inc.        The Catalyst Fund, Ltd.              5/26/93         100,000         10,906
     West Coast HVAC Supply, Inc.            The Catalyst Fund, Ltd.              4/14/97         450,000        300,000
     Contractors Heating & Supply, Inc.      Gambray, Inc.                         9/9/97       1,200,000        400,000
     ACR Group, Inc.                         The Catalyst Fund, Ltd.              1/28/98         440,000        302,500
     ACR Group, Inc.                         Southwest/Catalyst Capital, Ltd.     1/28/98       1,100,000        687,500

2. Liens securing purchases by ACR Supply, Inc. from International Comfort Supply, Inc., subject to Subordination Agreement between ACR Supply, Inc., Inter-City Products Corporation (USA), NationsBank of Texas, N.A., and The Catalyst Fund, Ltd., dated March 8, 1994.

3. Liens granted to GMC Sales Corp. by Valley Supply, Inc., Total Supply, Inc. (formerly Fabricated Systems, Inc.) and Heating and Cooling Supply, Inc., subject to Subordination Agreements between GMC Sales Corp. and NationsBank of Texas, N.A. dated March 8, 1994.

4. Lien granted to Armstrong Air Conditioning, Inc. by West Coast HVAC Supply, Inc. dba ACH Supply, granting security interest in inventory purchased from Armstrong by ACH Supply.

                                SCHEDULE 5.1(j)

                        INDEBTEDNESS FOR MONEY BORROWED

                                                    DESCRIPTION                CURRENT         LONG-TERM           TOTAL
                                               -------------------------      ----------      -----------        ----------
ACR GROUP, INC.
   Bank of America                             revolving line of credit                0       17,469,785        17,469,785
   Bank of America                             mortgage                          290,220                0           290,220
   Bank of America                             term loan facility                 94,596          141,893           236,489
   SW/Catalyst Capital Partners                note (subordinated)               250,000          437,500           687,500
   SW/Catalyst Capital Partners                warrant valuation (GAAP)                0          (28,333)          (28,333)
   The Catalyst Fund, Ltd.                     note (subordinated)               110,000          192,500           302,500
   Toyota Motor Credit                         automobiles (2)                    25,617           27,884            53,501
   Robert Pfleiger                             note (subordinated)                26,228                0            26,228
   Jerome Neal                                 note (subordinated)                19,671                0            19,671
   Malcolm Lyell                               note (subordinated)                 6,557                0             6,557
                                                                                 -------       ----------        ----------
                                                                                 822,889       18,241,229        19,064,118
                                                                                 -------       ----------        ----------
ACR SUPPLY, INC.
   Mike Kothawala                              note (subordinated)               136,713          102,535           239,248
   The Catalyst Fund, Ltd.                     note (subordinated)                     0           87,247            87,247
   Toyota Motor Credit                         forklifts (6)                      18,366           20,824            39,190
   Lease Plan USA                              trucks (6)                         23,491                0            23,491
   Enterprise Leasing                          trucks (4)                         21,530                0            21,530
                                                                                 -------       ----------        ----------
                                                                                 200,100          210,606           410,706
                                                                                 -------       ----------        ----------
TOTAL SUPPLY, INC.
   Toyota Motor Credit                         forklifts (4)                      11,587           13,919            25,506
   Enterprise Leasing                          trucks (3)                         12,022                0            12,022
   The Catalyst Fund, Ltd.                     note (subordinated)                     0           10,906            10,906
   Lease Plan USA                              trucks (2)                         10,259                0            10,259
                                                                                 -------       ----------        ----------
                                                                                  33,868           24,825            58,693
                                                                                 -------       ----------        ----------
HEATING & COOLING SUPPLY, INC.
   Zion Credit Corporation                     furniture/equipment                12,658           33,084            45,742
   The Catalyst Fund, Ltd.                     note (subordinated)                     0           10,906            10,906
   Yale Financial Services                     forklift                            4,035            4,670             8,705
                                                                                 -------       ----------        ----------
                                                                                  16,693           48,660            65,353
                                                                                 -------       ----------        ----------
VALLEY SUPPLY, INC.
   Toyota Motor Credit                         forklifts (3)                      10,632           15,254            25,886
   Lease Plan USA                              truck                                 361                0               361
   GE Capital                                  copier                                 65                0                65
                                                                                 -------       ----------        ----------
                                                                                  11,058           15,254            26,312
                                                                                 -------       ----------        ----------
ENER-TECH INDUSTRIES, INC.
   Advanta Leasing                             phone system                        3,149            3,733             6,882
                                                                                 -------       ----------        ----------

                                SCHEDULE 5.1(j)

                        INDEBTEDNESS FOR MONEY BORROWED

                                                   DESCRIPTION                  CURRENT         LONG-TERM           TOTAL
                                               ----------------------         ----------        ----------         --------
FLORIDA COOLING SUPPLY, INC.
   Toyota Motor Credit                         forklifts (2)                       6,994           22,771            29,765
   Lease Plan USA                              trucks (4)                          3,108                0             3,108
                                                                               ---------       ----------        ----------
                                                                                  10,102           22,771            32,873
                                                                               ---------       ----------        ----------
LIFETIME FILTER, INC.
   Enterprise Leasing                          truck                               5,730                0             5,730
                                                                               ---------       ----------        ----------
WEST COAST HVAC SUPPLY, INC.
   The Catalyst Fund, Ltd.                     note (subordinated)               225,000           75,000           300,000
                                                                               ---------       ----------        ----------
CONTRACTORS HEATING & SUPPLY, INC.
  Gambray, Inc.                                note (subordinated)               400,000                0           400,000
  Frank Cabral                                 note (subordinated)                50,667          101,333           152,000
   Matrix Funding                              machinery                          25,040           43,300            68,340
   Toyota Motor Credit                         forklift                            3,378           12,234            15,612
                                                                               ---------       ----------        ----------
                                                                                 479,085          156,867           635,952
                                                                               ---------       ----------        ----------
TOTAL INDEBTEDNESS AS OF APRIL 30, 2000                                        1,807,674       18,798,945        20,606,619
                                                                               =========       ==========        ==========
Loans and notes, not subordinated                                                384,816       17,611,678        17,996,494
Loans and notes, subordinated                                                  1,224,836          989,594         2,214,430
Capital Leases                                                                   198,022          197,673           395,695
                                                                               ---------       ----------        ----------
                                                                               1,807,674       18,798,945        20,606,619
                                                                               =========       ==========        ==========

                                SCHEDULE 5.1(p)

                                 BENEFIT PLANS

ACR Group, Inc. Retirement Plan with A.G. Edwards, Inc.
        401(k) plan with employer matching contributions and discretionary employer additional contributions, for employees of all ACR Group, Inc. companies.

Contractors Heating and Supply, Inc. Retirement Plan with Principal Financial
        Group
        401(k) plan for employer and employee contributions prior to the effective date of the acquisition by ACR Group, Inc.

AH & L Group Plan #760546
        Group health and dental insurance for employees of ACR Group, Inc. and certain of its subsidiaries. The plan is self-funded up to specified individual and aggregate limits and administered by AH & L Insurance.

Guarantee Life Insurance Company Group Policy No. GL 01-0004157
        Group term life and short-term disability insurance policy covering employees of ACR Group, Inc. and all subsidiaries except Contractors Heating & Supply, Inc.

Guarantee Life Insurance Company Group Policy No. GL 01-0004158
        Group term long-term disability insurance policy covering employees of ACR Group, Inc. and all subsidiaries except Contractors Heating & Supply, Inc.

UNUM Life Insurance Company of America Policy No. 027371
        Group long-term care insurance covering certain groups of employees of at all ACR Group, Inc. companies.

America United Life Insurance Company Policy No. GL00602129
        Group voluntary term life insurance with accelerated life benefit available to all employees of ACR Group, Inc. companies.

Continental Casualty Co. Policy No. SR-83072577
        Group voluntary accidental death and dismemberment insurance available to all employees of all ACR Group, Inc. companies except Contractors Heating & Supply, Inc.

United Health Care Policy No. J8875 and 1J8876
        Group health care insurance for employees of Contractors Heating & Supply, Inc.
        The plan is a fully insured preferred provider organization.

United Dental Care Policy No. 1962 and 92975
        Group dental care insurance for employees of Contractors Heating & Supply, Inc.

The Guardian  - Policy No. 00313383
        Group long-term disability for employees of Contractors Heating & Supply, Inc.

                                SCHEDULE 5.1(p)

                                 BENEFIT PLANS

                                                                     Page 2 of 2

John Alden Life Insurance Company Policy No. 9747120001
        Group health insurance policy for employees at the El Paso, TX branch of Contractors Heating & Supply, Inc.

Nevada Care Policy No. 131093
        Group health care insurance for employees of Heating and Cooling Supply, Inc.

Ameritas Life Insurance Company Policy No. BL329841-1
        Group dental and vision care insurance for employees of Heating and Cooling Supply, Inc.

                                SCHEDULE 5.1(u)

             CHIEF EXECUTIVE OFFICE; LOCATION OF BOOKS AND RECORDS

ACR Group, Inc.                                               Time Energy Systems Southwest, Inc.
3200 Wilcrest Dr., Suite 440                                  3200 Wilcrest Dr., Suite 440
Houston, TX  77042                                            Houston, TX  77042

ACR Supply, Inc.
8798 Westpark Dr.
Houston, TX  77063

Total Supply, Inc.
5158 Kennedy Rd., Suite F
Forest Park, GA  30297

Heating and Cooling Supply, Inc.                              Prior to 1998:
3955 West Sunset Rd.                                          3600 West Oquendo
Las Vegas, NV  89118                                          Las Vegas, NV  89118

Valley Supply, Inc.                                           Prior to 1998:
5158 Kennedy Rd., Suite F                                     1957 Vanderhorn
Forest Park, GA  30297                                        Memphis, TN  38134

Ener-Tech Industries, Inc.
4304 Charlotte Avenue
Nashville, TN  37209

Florida Cooling Supply, Inc.                                  Prior to 1999:
2040 Range Road                                               2041 Range Road
Clearwater, FL  33765                                         Clearwater, FL  33765

Lifetime Filter, Inc.
1005 Katyland Dr.
Katy, TX  77493

West Coast HVAC Supply, Inc.                                  Prior to 1998:
5403 Ayon Avenue                                              577 E. Edna Place
Irwindale, CA  91706                                          Covina, CA  91723

Contractors Heating & Supply, Inc.
70 Santa Fe Dr.
Denver, CO  80223

               SCHEDULE 5.1(v)
            LOCATION OF INVENTORY

                                                           ESTIMATED
                                                            VALUE OF             NAME OF LANDLORD
               LOCATION                                    INVENTORY             (if applicable)
------------------------------------------------           ----------   ------------------------------------------
ACR SUPPLY, INC.
      806 East Harris                                       $ 900,000   N/A
      Pasadena, TX  77506

      3924 Dunvale                                          $ 650,000   AMB Property II, L.P.
      Houston, TX  77063

      2920 Cypress St.                                      $ 200,000   D&H Enterprises
      West Monroe, LA  71291

      722 S. Padre Island Dr.                               $ 650,000   Coca-Cola Bottling
      Corpus Christi, TX  78416

      9516 Neils Thompson Dr.                               $ 600,000   Industrial Properties Corporation
      Suite 101
      Austin, TX  78758

      5312 Franklin Ave.                                    $ 900,000   Bob Schroeder
      Waco, TX  76710

      747 Kenrick, Suite 124                                $ 650,000   Greenbriar K Investment Venture
      Houston, TX  77060

      1700 Buchanan                                         $ 350,000   Victor Arlitt
      Brenham, TX  77833

      705 Cedar Bayou Dr.                                   $ 250,000   Erma L. Cox
      Baytown, TX  77520

      2402 South 57th                                       $ 450,000   Doyle C. Alexander
      Temple, TX  76504

      10568 Sentinel Dr.                                    $ 350,000   Security Capital Industrial Trust
      San Antonio, TX  78217

      4525 South Pinemont                                   $ 500,000   MIT Unsecured L.P.
      Suite 100
      Houston, TX  77041

               SCHEDULE 5.1(v)
            LOCATION OF INVENTORY

                                                           ESTIMATED
                                                            VALUE OF             NAME OF LANDLORD
               LOCATION                                    INVENTORY             (if applicable)
------------------------------------------------           ----------   ------------------------------------------
ACR SUPPLY, INC.
      912 W. Ferguson                                       $ 225,000   Wilkins Family Limited Partnership
      Pharr, TX  78577

      3800 S. Hwy 6. Suite 120                              $ 275,000   DD&H Investments
      College Station, TX  77845

      980 N. MLK Jr. Parkway                                $ 300,000   M.O. Kothawala
      Beaumont, TX  77701

      5801 39th St.                                         $ 200,000   M.O. Kothawala
      Groves, TX  77619

      8798 Westpark Dr.                                   $ 1,750,000   Houston Westpark-Westchase
      Houston, TX  77063                                                Associates

      3936-A Dunvale                                        $ 200,000   AMB Property II, L.P.
      Houston, TX  77063

TOTAL SUPPLY, INC.
      4620 S. Atlanta Rd.                                   $ 225,000   Bert Lewyn
      Smyrna, GA  30080

      1865-F Beaver Ridge Circle                            $ 200,000   St. Paul Properties, Inc.
      Norcross, GA  30071

      5158 Kennedy Rd., Suite F                             $ 300,000   Selig Enterprises, Inc.
      Forest Park, GA  30297

      1111 Purina Dr.                                       $ 250,000   Carter Family Properties, L.P.
      Gainesville, GA  30501

      107 Borders Way                                       $ 250,000   K.G.F. Investments, L.L.C.
      Warner Robins, GA  31088

HEATING AND COOLING
SUPPLY, INC.
      3955 West Sunset Rd.                                $ 2,100,000   Sunset Warehouse, Inc.
      Las Vegas, NV  89118

               SCHEDULE 5.1(v)
            LOCATION OF INVENTORY

                                                           ESTIMATED
                                                            VALUE OF             NAME OF LANDLORD
               LOCATION                                    INVENTORY             (if applicable)
------------------------------------------------           ----------   ------------------------------------------
VALLEY SUPPLY, INC.
      1895 Thomas Rd.                                       $ 250,000   Weston Memphis Partners
      Memphis, TX  38134

      4056 Homewood                                          $ 50,000   ProLogis Trust
      Memphis, TN  38118

      724 Massman Dr.                                       $ 300,000   J.T. Crain, Trustee
      Nashville, TN  37210

ENER-TECH INDUSTRIES, INC.
      4304 Charlotte Ave.                                   $ 450,000   Paul Heer
      Nashville, TN  37209

FLORIDA COOLING SUPPLY, INC.
      2040 Range Road                                       $ 550,000   Rowland E. and Mary B. Gregory
      Clearwater, FL  33765

      2041 Range Road                                       $ 200,000   Claude E. Miranda, Trustee of Helen
      Clearwater, FL  33765                                             Miranda Testamentary Trust

      2725 Combee Rd., S.                                   $ 700,000   W.L. Jackson, III d/b/a Park
      Lakeland, FL  33803                                               Investments

      207-E Kelsey Lane                                     $ 600,000   SCI-Limited Partnership IV
      Tampa, FL  33619

WEST COAST HVAC
SUPPLY, INC.
      5403 Ayon Avenue                                      $ 625,000   CHP Properties
      Irwindale, CA  91706

      929 Seaboard Court                                    $ 300,000   James T. Roundtree
      Upland, CA  91786

      9035 Independence Ave.                                $ 300,000   Bankruptcy Estate of Sharon
      Canoga Park, CA  91304                                            Lynne Boyar

               SCHEDULE 5.1(v)
            LOCATION OF INVENTORY

                                                           ESTIMATED
                                                            VALUE OF             NAME OF LANDLORD
               LOCATION                                    INVENTORY             (if applicable)
------------------------------------------------           ----------   ------------------------------------------
LIFETIME FILTER, INC.
      1005 Katyland Drive                                   $ 225,000   N/A
      Katy, TX  77493

CONTRACTORS HEATING AND
SUPPLY, INC.
      70 Santa Fe Dr.                                       $ 850,000   Aspen Leaf, Inc.
      Denver, CO  80223

      4195 "E-H" Oneida Street                              $ 200,000   St. Paul Properties, Inc.
      Denver, CO  80216

      3120 N. El Paso                                       $ 400,000   Aspen Leaf, Inc.
      Colorado Springs, CO  80907

      3130 N. El Paso                                       $ 350,000   Aspen Leaf, Inc.
      Colorado Springs, CO  80907

      5396 County Road 154                                  $ 225,000   Rudd Limited Liability Company
      Glenwood Springs, CO  81601

      5009 Fossil Blvd.                                     $ 300,000   5009 Fossil, L.L.C.
      Fort Collins, CO  80525

      3501 Princeton, N.E.                                  $ 500,000   Aspen Leaf, Inc.
      Albuquerque, NM  87107

      408 Dodge St.                                         $ 350,000   Frank Cabral
      El Paso, TX  79915

                                SCHEDULE 5.1(w)

                           FICTITIOUS, ASSUMED NAMES

Total Supply - used in Tennessee as a trade name for Valley Supply, Inc.

ACH Supply - used in California as a trade name for West Coast HVAC Supply, Inc.

           CONSIGNMENT INVENTORY

Inventory held on consignment:

1. HVACR equipment manufactured by Goodman Manufacturing Company is held on consignment at the branches of Total Supply, Inc., Valley Supply, Inc. and Contractors Heating and Supply, Inc. Such consigned inventory is excluded from assets in the Company's financial statements.

Inventory sold on consignment:

1. The wholesale distributions operations of ACR Group, Inc., in the ordinary course of business, have established "floor plan inventories" with certain customers pursuant to which merchandise is shipped to the customers on consignment. Such floor plans are inventoried by company representatives at least monthly and product sold is invoiced to the customer at that time in accordance with the Company's usual payment terms. Shipments of product on consignment are not included in sales in the Company's financial statements.

                                 SCHEDULE 10.3

                            GUARANTIES OF BORROWER

Guaranties executed by ACR Group, Inc. to suppliers on behalf of subsidiaries:

                Payee                                                Subsidiaries
-----------------------------------------------           ----------------------------------------
Alco Controls, Division of Emerson Electric Co.           Florida Cooling Supply
American Distributors of Texas, Inc.                      ACR Supply
CertainTeed Corporation                                   ACR Supply, Total Supply,
                                                             Heating and Cooling Supply
Enterprise Fleet Services                                 ACR Supply
Evcon Industries, Inc.                                    ACR Supply
GMC Sales Corp.                                           Total Supply, Heating and Cooling
                                                             Supply, Valley Supply
Goodman Manufacturing Company, L.P.                       Total Supply, Heating and Cooling
                                                             Supply
International Comfort Products, Inc.                      ACR Supply, Heating and Cooling
                                                             Supply, Florida Cooling Supply
Knauf FiberGlass GmbH                                     Florida Cooling Supply
Mueller Industries, Inc.                                  Valley Supply
Phoenix Manufacturing, Inc.                               Heating and Cooling Supply

Guaranties executed by ACR Group, Inc. to lessors on behalf of subsidiaries:

     ACR Group, Inc. in the ordinary course of business has guaranteed lease obligations of certain of its subsidiaries with respect to facilities occupied by branch operations.

SCHEDULE 5.1(g) -                  Exceptions to Title
SCHEDULE 5.1(k) -                  Litigation
SCHEDULE 5.1(l) -                  Tax Return Exceptions
SCHEDULE 5.1(z) -                  Employee Relations
SCHEDULE 5.1(aa) -                 Intellectual Property